Exhibit 99.1



                                                                EXECUTION COPY


             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.,

                                   Depositor

                          DLJ MORTGAGE CAPITAL, INC.,

                                    Seller

                           OLYMPUS SERVICING, L.P.,

                         Servicer and Special Servicer

                            OCWEN FEDERAL BANK FSB,

                                   Servicer

                           FAIRBANKS CAPITAL CORP.,

                                   Servicer

                                      and

                        U.S. BANK NATIONAL ASSOCIATION,

                                    Trustee


------------------------------------------------------------------------------

                        POOLING AND SERVICING AGREEMENT

                         Dated as of February 1, 2002

------------------------------------------------------------------------------

                        CSFB ABS Trust Series 2002-HE4

           CSFB MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-HE4

                                            Table of Contents


                                                ARTICLE I

                                               DEFINITIONS

SECTION 1.01    Definitions...........................................................................12
SECTION 1.02    Interest Calculations.................................................................52

                                                ARTICLE II

                       CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

SECTION 2.01    Conveyance of Mortgage Loans..........................................................53
SECTION 2.02    Acceptance by the Trustee of the Mortgage Loans.......................................58
SECTION 2.03    Representations and Warranties of the Seller and Servicers............................60
SECTION 2.04    Representations and Warranties of the Depositor as to the Mortgage Loans..............62
SECTION 2.05    Delivery of Opinion of Counsel in Connection with Substitutions.......................62
SECTION 2.06    Execution and Delivery of Certificates................................................63
SECTION 2.07    REMIC Matters.........................................................................63
SECTION 2.08    Covenants of the Servicers............................................................63
SECTION 2.09    Conveyance of Subsidiary and Intermediate REMIC Regular Interests and
                Acceptance of Master REMIC, Respectively, by the Trustee; Issuance of
                Certificates..........................................................................64

                                               ARTICLE III

                              ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

SECTION 3.01    Servicers to Service Mortgage Loans...................................................65
SECTION 3.02    Subservicing; Enforcement of the Obligations of Subservicers..........................66
SECTION 3.03    Special Serviced Mortgage Loans.......................................................67
SECTION 3.04    Notification of Adjustments...........................................................68
SECTION 3.05    Trustee to Act as Servicer............................................................68
SECTION 3.06    Collection of Mortgage Loans; Collection Account; Certificate Account;
                Prefunding Account; Capitalized Interest Account......................................69
SECTION 3.07    Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from
                Escrow Accounts; Payments of Taxes, Insurance and Other Charges; Simple
                Interest Excess Sub-Accounts; Deposits in Simple Interest Excess Sub-Accounts.........73
SECTION 3.08    Access to Certain Documentation and Information Regarding the Mortgage Loans;
                Inspections...........................................................................75
SECTION 3.09    Permitted Withdrawals from the Collection Accounts and Certificate Account............76



                                                    i


SECTION 3.10    Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Primary
                Insurance Policy; Claims; Restoration of Mortgaged Property...........................77
SECTION 3.11    Enforcement of Due-on-Sale Clauses; Assumption Agreements.............................81
SECTION 3.12    Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage
                Loans.................................................................................82
SECTION 3.13    Trustee to Cooperate; Release of Mortgage Files.......................................86
SECTION 3.14    Documents, Records and Funds in Possession of a Servicer to be Held for the
                Trustee...............................................................................87
SECTION 3.15    Servicing Fee.........................................................................87
SECTION 3.16    Access to Certain Documentation.......................................................87
SECTION 3.17    Annual Statement as to Compliance.....................................................88
SECTION 3.18    Annual Independent Public Accountants' Servicing Statement; Financial
                Statements............................................................................88
SECTION 3.19    Maintenance of Fidelity Bond and Errors and Omissions Insurance.......................89
SECTION 3.20    Prepayment Premiums...................................................................89
SECTION 3.21    Duties of the Credit Risk Manager.....................................................90
SECTION 3.22    Advance Facility......................................................................90
SECTION 3.23    Fairbanks Servicing Performance Evaluations...........................................90

                                                ARTICLE IV

                               DISTRIBUTIONS AND ADVANCES BY THE SERVICERS

SECTION 4.01    Advances by the Servicers.............................................................94
SECTION 4.02    Priorities of Distribution............................................................95
SECTION 4.03    Allocation of Losses.................................................................102
SECTION 4.04    Monthly Statements to Certificateholders.............................................103
SECTION 4.05    Servicers to Cooperate...............................................................105
SECTION 4.06    Basis Risk Reserve Fund and Basis-F Risk Reserve Fund................................106
SECTION 4.07    Policy Matters.......................................................................107

                                                ARTICLE V

                                             THE CERTIFICATES

SECTION 5.01    The Certificates.....................................................................112
SECTION 5.02    Certificate Register; Registration of Transfer and Exchange of Certificates..........112
SECTION 5.03    Mutilated, Destroyed, Lost or Stolen Certificates....................................117
SECTION 5.04    Persons Deemed Owners................................................................117
SECTION 5.05    Access to List of Certificateholders' Names and Addresses............................117
SECTION 5.06    Maintenance of Office or Agency......................................................118



                                                   ii


                                                ARTICLE VI

                    THE DEPOSITOR, THE SELLER, THE SERVICERS AND THE SPECIAL SERVICER

SECTION 6.01    Respective Liabilities of the Depositor, the Seller, the Servicers and the
                Special Servicer.....................................................................119
SECTION 6.02    Merger or Consolidation of the Depositor, the Seller or a Servicer...................119
SECTION 6.03    Limitation on Liability of the Depositor, the Seller, the Servicers and Others.......119
SECTION 6.04    Limitation on Resignation of a Servicer..............................................120
SECTION 6.05    Limitation Upon Liability of the Credit Risk Manager.................................121

                                               ARTICLE VII

                                                 DEFAULT

SECTION 7.01    Events of Default....................................................................122
SECTION 7.02    Trustee to Act; Appointment of Successor.............................................124
SECTION 7.03    Notification to Certificateholders...................................................125

                                               ARTICLE VIII

                                          CONCERNING THE TRUSTEE

SECTION 8.01    Duties of the Trustee................................................................126
SECTION 8.02    Certain Matters Affecting the Trustee................................................127
SECTION 8.03    Trustee Not Liable for Certificates or Mortgage Loans................................128
SECTION 8.04    Trustee May Own Certificates.........................................................129
SECTION 8.05    Trustee's Fees and Expenses..........................................................129
SECTION 8.06    Eligibility Requirements for the Trustee.............................................129
SECTION 8.07    Resignation and Removal of the Trustee...............................................130
SECTION 8.08    Successor Trustee....................................................................131
SECTION 8.09    Merger or Consolidation of the Trustee...............................................131
SECTION 8.10    Appointment of Co-Trustee or Separate Trustee........................................131
SECTION 8.11    Tax Matters..........................................................................133
SECTION 8.12    Periodic Filings.....................................................................136
SECTION 8.13    Trust Obligations....................................................................136
SECTION 8.14    Determination of Certificate Index...................................................136
SECTION 8.15    Indemnification with Respect to Certain Taxes and Loss of REMIC Status...............136

                                                ARTICLE IX

                                               TERMINATION

SECTION 9.01    Termination upon Liquidation or Purchase of the Mortgage Loans.......................138
SECTION 9.02    Final Distribution on the Certificates...............................................139



                                                   iii


SECTION 9.03    Additional Termination Requirements..................................................140

                                                ARTICLE X

                                         MISCELLANEOUS PROVISIONS

SECTION 10.01   Amendment............................................................................142
SECTION 10.02   Recordation of Agreement; Counterparts...............................................143
SECTION 10.03   Governing Law........................................................................144
SECTION 10.04   Intention of Parties.................................................................144
SECTION 10.05   Notices..............................................................................144
SECTION 10.06   Severability of Provisions...........................................................145
SECTION 10.07   Assignment...........................................................................146
SECTION 10.08   Limitation on Rights of Certificateholders...........................................146
SECTION 10.09   Certificates Nonassessable and Fully Paid............................................146
SECTION 10.10   Protection of Assets.................................................................147

EXHIBITS
EXHIBIT A              Form of Class A Certificates
EXHIBIT B              Form of Class M Certificates
EXHIBIT C              Form of Class B Certificate
EXHIBIT D              Form of Residual Certificate
EXHIBIT E              Form of Class X Certificate
EXHIBIT F              Form of Interest Only Certificate
EXHIBIT G              Form of Initial Certification (and Subsequent Certification) of Trustee
EXHIBIT H              Form of Final Certification of Trustee
EXHIBIT I              Transfer Affidavit
EXHIBIT J              Form of Transferor Certificate
EXHIBIT K              Form of Investment Letter (Non-rule 144A)
EXHIBIT L              Form of Rule 144A Letter
EXHIBIT M              Request for Release
EXHIBIT N              Officer's Certificate with Respect to Principal Prepayments
EXHIBIT O              Form of Servicer Report
EXHIBIT P              FSA Policy
EXHIBIT Q              Form of Subsequent Transfer Agreement
EXHIBIT R              Performance Standards

SCHEDULE I             Mortgage Loan Schedule for Mortgage Loans
SCHEDULE IIA           Representations and Warranties of Seller - DLJMC
SCHEDULE IIB           Representations and Warranties of Servicer and Special Servicer - Olympus
SCHEDULE IIC           Representations and Warranties of Servicer - Ocwen
SCHEDULE IID           Representations and Warranties of Servicer - Fairbanks
SCHEDULE III           Representations and Warranties - Mortgage Loans

     THIS POOLING AND SERVICING AGREEMENT, dated as of February 1, 2002, among CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP., a Delaware corporation, as the depositor (the "Depositor"), DLJ MORTGAGE CAPITAL, INC., a Delaware corporation, as the Seller (the "Seller"), OLYMPUS SERVICING, L.P., a Delaware limited partnership, as a servicer (in such capacity, a "Servicer") and as the special servicer (in such capacity, the "Special Servicer"), OCWEN FEDERAL BANK FSB, a federally chartered savings bank, as a servicer (in such capacity, a "Servicer"), FAIRBANKS CAPITAL CORP., a Utah corporation, as a servicer (in such capacity, a "Servicer") and U.S. Bank National Association, a national banking association, as the trustee (the "Trustee").

                                WITNESSETH THAT

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT

     For federal income tax purposes, the Trust Fund (exclusive of the Prefunding Account, the Capitalized Interest Account, the Basis Risk Reserve Fund and the Basis-F Risk Reserve Fund) will consist of four REMICs: REMIC I, REMIC II, REMIC III and REMIC IV.

     REMIC I:

     REMIC I (which will also be referred to as the "Subsidiary Group 1 and Group 2 REMIC") will consist of all of the assets constituting the Mortgage Loans of Loan Group 1 and Loan Group 2 (exclusive of the Prefunding Account, the Capitalized Interest Account, the Basis Risk Reserve Fund and the Basis-F Risk Reserve Fund) and will be evidenced by the REMIC I regular interests which will be uncertificated and will represent the "regular interests" in REMIC I (the "Subsidiary Group 1 and Group 2 REMIC Regular Interests") and REMIC I residual interest as the single "residual interest" in the REMIC I (the "Subsidiary Group 1 and Group 2 REMIC Residual Interest"). The Trustee will hold the Subsidiary Group 1 and Group 2 REMIC Regular Interests on behalf of the REMIC III.

     The following table irrevocably sets forth the class designation, the Pass-Through Rate, and the original class principal balance for each of the Subsidiary Group 1 and Group 2 REMIC Regular Interests. None of the Subsidiary Group 1 and Group 2 REMIC Regular Interests will be certificated.

-------------------------------- ----------------------------- ------------------------- ----------------------------
                                                                                                Corresponding
             REMIC                    Initial Principal              Pass-Through           Class of Intermediate
           Interests                       Balance                       Rate                  REMIC Interest
-------------------------------- ----------------------------- ------------------------- ----------------------------
          ST-A-1A(1)              1/2 Corresponding                   Class A-1                    MT-A-1A
                                  Intermediate REMIC                Net Funds Cap
                                  Class balance
-------------------------------- ----------------------------- ------------------------- ----------------------------
          ST-A-1B(1)              1/2 Corresponding                   Class A-1                    MT-A-1B
                                  Intermediate REMIC                Net Funds Cap
                                  Class balance
-------------------------------- ----------------------------- ------------------------- ----------------------------
          ST-A-2A(1)              1/2 Corresponding                 Class A-2 and                  MT-A-2A
                                  Intermediate REMIC                  Class A-3
                                  Class balance                     Net Funds Cap
-------------------------------- ----------------------------- ------------------------- ----------------------------
          ST-A-2B(1)              1/2 Corresponding                 Class A-2 and                  MT-A-2B
                                  Intermediate REMIC                  Class A-3
                                  Class balance                     Net Funds Cap
-------------------------------- ----------------------------- ------------------------- ----------------------------
          ST-A-3A(1)              1/2 Corresponding                 Class A-2 and                  MT-A-3A
                                  Intermediate REMIC                  Class A-3
                                  Class balance                     Net Funds Cap
-------------------------------- ----------------------------- ------------------------- ----------------------------
          ST-A-3B(1)              1/2 Corresponding                 Class A-2 and                  MT-A-3B
                                  Intermediate REMIC                   Class A-3
                                  Class balance                     Net Funds Cap
-------------------------------- ----------------------------- ------------------------- ----------------------------
           ST-M-1(1)              1/2 Corresponding                   Subordinate                  MT-M-1
                                  Intermediate REMIC                 Net Funds Cap
                                  Class balance
-------------------------------- ----------------------------- ------------------------- ----------------------------
           ST-M-2(1)              1/2 Corresponding                   Subordinate                  MT-M-2
                                  Intermediate REMIC                 Net Funds Cap
                                  Class balance
-------------------------------- ----------------------------- ------------------------- ----------------------------
            ST-B(1)               1/2 Corresponding                   Subordinate                   MT-B
                                  Intermediate REMIC                 Net Funds Cap
                                  Class balance
-------------------------------- ----------------------------- ------------------------- ----------------------------
ST Group 1 and Group 2-Accrual    1/2 Aggregate Group 1 and         Net WAC Rate of the              N/A
                                  Group 2 Mortgage Loan             Group 1 and Group 2
                                  Balance Plus 1/2 of                Mortgage Loans(2)
                                  the initial
                                  Overcollateralization
                                  Amount
-------------------------------- ----------------------------- ------------------------- ----------------------------
(1)      The Subsidiary Group 1 and Group 2 REMIC Accretion Directed Classes.

(2)      Determined by adjusting for the actual number of days in the accrual period.


     On each Distribution Date, 50% of the increase in the Group 1 and Group 2 Overcollateralization Amount will be payable as a reduction of the principal balances of the Subsidiary Group 1 and Group 2 REMIC Accretion Directed Classes (to each such class in an amount equal to 1/2 of the interest paid in reduction of the principal balance of the Corresponding Class of Intermediate REMIC Interest) and will be accrued and added to the principal balance of the ST Group 1 and Group 2-Accrual REMIC Interest. On each Distribution Date, the increase in the principal balance of the ST Group 1 and Group 2-Accrual REMIC Interest may not exceed interest accruals for such Distribution Date for the ST Group 1 and Group 2-Accrual REMIC Interest. In the event that: (i) 50% of the increase in the Group 1 and Group 2 Overcollateralization Amount exceeds
(ii) interest accruals on the ST Group 1 and Group 2-Accrual REMIC Interest for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Group 1 and Group 2 Overcollateralization Amount for purposes of determining the amount of interest accrual on the ST Group 1 and Group 2-Accrual REMIC Interest payable as principal on the Subsidiary Group 1 and Group 2 REMIC Accretion Directed Classes on the next Distribution Date pursuant to the first sentence of this paragraph. All payments of scheduled principal and prepayments of principal generated by the Group 1 and Group 2 Mortgage Loans shall be allocated 50% to the ST Group 1 and Group 2-Accrual Interest, and 50% to the Subsidiary Group 1 and Group 2 REMIC Accretion Directed Classes to each such Class in an amount equal to 1/2 of the amounts paid in reduction of the principal balance of the Corresponding Class of Intermediate REMIC Interest, until paid in full. Notwithstanding the above, principal payments allocated to the Class MT-X that result in the reduction in the Group 1 and Group 2 Overcollateralization Amount shall be allocated to the ST Group 1 and Group 2-Accrual Interest (until paid in full). Realized losses shall be applied so that after all distributions have been made on each Distribution Date (i) the principal balances of each of the Subsidiary Group 1 and Group 2 REMIC Accretion Directed Classes is equal to 50% of the principal balance of their Corresponding Class, and (ii) the ST Group 1 and Group 2-Accrual Interest is equal to 50% of the Aggregate Loan Group Collateral Balance of Loan Group 1 and Loan Group 2 plus 50% of the Overcollateralization Amount.

     REMIC II:

     REMIC II (which will also be referred to as the "Subsidiary Group 3 REMIC") will consist of all of the assets constituting the Group 3 Mortgage Loans (exclusive of the Prefunding Account, the Capitalized Interest Account, the Basis Risk Reserve Fund and the Basis-F Risk Reserve Fund) and will be evidenced by the REMIC II regular interests which will be uncertificated and will represent the "regular interests" in REMIC II (the "Subsidiary Group 3 REMIC Regular Interests") and REMIC II residual interest as the single "residual interest" in the REMIC II (the "Subsidiary Group 3 REMIC Residual Interest"). The Trustee will hold the Subsidiary Group 3 REMIC Regular Interests on behalf of REMIC III.

     The following table irrevocably sets forth the class designation, the Pass-Through Rate, and the original class principal balance for each of the Subsidiary Group 3 REMIC Regular Interests. None of the Subsidiary Group 3 REMIC Regular Interests will be certificated.

                                             Uncertificated
                        Initial                Subsidiary             Rate
                    Uncertificated          Group 3 REMIC            Change        Corresponding
   Designation          Balance            Pass-Through Rate          Date           A-IO Class
ST-AF1                 2,200,000.00             (1)                 February-02      MT-AFIO1
ST-AF2                 2,000,000.00             (1)                    March-02      MT-AFIO2
ST-AF3                 1,800,000.00             (1)                    April-02      MT-AFIO3
ST-AF4                 1,800,000.00             (1)                      May-02      MT-AFIO4
ST-AF5                 1,600,000.00             (1)                     June-02      MT-AFIO5
ST-AF6                 1,400,000.00             (1)                     July-02      MT-AFIO6
ST-AF7                 1,400,000.00             (1)                   August-02      MT-AFIO7
ST-AF8                 1,300,000.00             (1)                September-02      MT-AFIO8
ST-AF9                 1,200,000.00             (1)                  October-02      MT-AFIO9
ST-AF10                1,000,000.00             (1)                 November-02      MT-AFIO10



                                      3

                                             Uncertificated
                        Initial                Subsidiary             Rate
                    Uncertificated          Group 3 REMIC            Change        Corresponding
   Designation          Balance            Pass-Through Rate          Date           A-IO Class

ST-AF11                1,100,000.00             (1)                 December-02      MT-AFIO11
ST-AF12                  900,000.00             (1)                  January-03      MT-AFIO12
ST-AF13                  900,000.00             (1)                 February-03      MT-AFIO13
ST-AF14                  700,000.00             (1)                    March-03      MT-AFIO14
ST-AF15                  800,000.00             (1)                    April-03      MT-AFIO15
ST-AF16                  700,000.00             (1)                      May-03      MT-AFIO16
ST-AF17                  600,000.00             (1)                     June-03      MT-AFIO17
ST-AF18                  600,000.00             (1)                     July-03      MT-AFIO18
ST-AF19                  500,000.00             (1)                   August-03      MT-AFIO19
ST-AF20                  500,000.00             (1)                September-03      MT-AFIO20
ST-AF21                  500,000.00             (1)                  October-03      MT-AFIO21
ST-AF22                  400,000.00             (1)                 November-03      MT-AFIO22
ST-AF23                  400,000.00             (1)                 December-03      MT-AFIO23
ST-AF24                5,000,000.00             (1)                  January-04      MT-AFIO24
ST-BF                    (2)                    (1)                  N/A                 N/A
ST-PF                         50.00             (3)                  N/A                 N/A

-------------------
(1) A rate equal to the Group 3 Net Funds Cap computed for this purpose without deducting the Current Interest in respect of the Class A-8-IO Certificates from the Optional Interest Amount under clause (1).

(2) The aggregate Stated Principal Balance of the Group 3 Mortgage Loans less the Uncertificated Principal Balance of all of the ST-AF Regular Interests and the ST-PF Regular Interest.

(3) The ST-PF Regular Interest will have a Pass-Through Rate equal to 0%, and will not be entitled to the payment of interest but will be entitled to all prepayment penalties on the Group 3 Mortgage Loans.

     On each distribution date, all realized losses and payments of principal will be allocated to the ST-BF Regular Interest until paid in full or eliminated by such losses. Once the ST-BF Regular Interest's uncertificated principal balance has been reduced to zero, all additional realized losses and payments of principal will be allocated to the ST-AF1 Regular Interest until paid in full or eliminated by such losses. Subsequent realized losses and payments of principal will be allocated to the outstanding ST-AF Regular Interest with the lowest denomination until paid in full or eliminated by such losses.

     REMIC III:

     REMIC III (which will also be referred to as the "Intermediate REMIC") will consist of the Subsidiary REMIC Regular Interests from REMIC I and REMIC II (exclusive of the Prefunding Account, the Capitalized Interest Account, the Basis Risk Reserve Fund and the Basis-F Risk Reserve Fund) which will be uncertificated and the Intermediate REMIC will be evidenced by the REMIC III regular interests which will be uncertificated and will represent the "regular interests" in REMIC III (the "Intermediate REMIC Regular Interests") and the REMIC III residual interest as the single "residual interest" in the REMIC III (the "Intermediate REMIC Residual Interest"). The Trustee will hold the Intermediate REMIC Regular Interests on behalf of REMIC III.

     The following tables irrevocably set forth the class designation, the Pass-Through Rate, and the original class principal balance for each of the
(i) Group 1 and Group 2 and (ii) Group 3, Intermediate REMIC Regular Interests. None of the Intermediate REMIC Regular Interests will be certificated.

-------------------------------- ----------------------------- ------------------------- ----------------------------
                                                                                                Corresponding
             REMIC                    Initial Principal              Pass-Through              Class of Master
           Interests                       Balance                       Rate                  REMIC Interest
-------------------------------- ----------------------------- ------------------------- ----------------------------
          MT-A-1A(1)             58.50% of Corresponding                 (2)                         A-1
                                 Master REMIC Class balance
-------------------------------- ----------------------------- ------------------------- ----------------------------
          MT-A-1B(1)             41.50% of Corresponding                 (3)                         A-1
                                 Master REMIC Class balance
-------------------------------- ----------------------------- ------------------------- ----------------------------
          MT-A-2A(1)             58.50% of Corresponding                 (2)                         A-2
                                 Master REMIC Class balance
-------------------------------- ----------------------------- ------------------------- ----------------------------
          MT-A-2B(1)             41.50% of Corresponding                 (3)                         A-2
                                 Master REMIC Class balance
-------------------------------- ----------------------------- ------------------------- ----------------------------
          MT-A-3A(1)             58.50% of Corresponding                 (2)                         A-3
                                 Master REMIC Class balance
-------------------------------- ----------------------------- ------------------------- ----------------------------
          MT-A-3B(1)             41.50% of Corresponding                 (3)                         A-3
                                 Master REMIC Class balance
-------------------------------- ----------------------------- ------------------------- ----------------------------
           MT-M-1(1)             Corresponding Master REMIC              (3)                         M-1
                                 Class balance
-------------------------------- ----------------------------- ------------------------- ----------------------------
           MT-M-2(1)             Corresponding Master REMIC              (3)                         M-2
                                 Class balance
-------------------------------- ----------------------------- ------------------------- ----------------------------
            MT-B(1)              Corresponding Master REMIC              (3)                          B
                                 Class balance
-------------------------------- ----------------------------- ------------------------- ----------------------------
            MT-X(1)              (4)                                     (5)                         N/A
-------------------------------- ----------------------------- ------------------------- ----------------------------

(1)  The Intermediate Group 1 and Group 2 REMIC Interests.

(2) The Pass-Through Rates of the Class MT-A-1A, Class MT-A-2A and MT-A-3A REMIC Interests will be equal to LIBOR plus the Certificate Margin of each such Classes' Corresponding Class of Master REMIC Interest and (i) with the Class MT-A-1A subject to (A) a cap equal to the Class A-1 Net Funds Cap and (B) a floor equal to the lesser of (x) 8.00% plus the Class A-1 Certificate Margin and (y) the Class A-1 Net Funds Cap and (ii) with the Class MT-A-2A and MT-A-3A subject to (A) a cap equal to the Class A-2 and Class A-3 Net Funds Cap and (B) a floor equal to the lesser of (x) 8.00% plus the Certificate Margins of the Class A-2 and Class A-3 Certificates, respectively, and (y) the Class A-2 and Class A-3 Net Funds Cap.

(3) The Pass-Through Rate of these Classes will be equal to the Pass-Through Rate of each such Classes' Corresponding Class of Master REMIC Interest.

(4) The Class MT-X Interest will be comprised of two components. Component 1 will have an initial Principal Balance equal to the excess of the Principal Balance of the Group 1 and Group 2 Mortgage Loans over the Aggregate Principal Balance of the MT Group 1 and Group 2 REMIC Regular Interests on the Closing Date. Component 2 will have a notional principal balance equal to the Aggregate Loan Group Balance of Loan Group 1 and Loan Group 2.

(5) Component 1 of the Class MT-X Interest will not accrue interest. Component 2 of the Class MT-X will be entitled to all Prepayment Premiums received with respect to the Group 1 and Group 2 Mortgage Loans and have a Pass-Through Rate equal to 2 times the adjusted Net WAC of the Subsidiary Group 1 and Group 2 REMIC Regular Interests where the Subsidiary Group 1 and Group 2 Accretion Directed Classes are treated as having a rate capped at the Pass-Through Rate of their Corresponding Classes of Intermediate REMIC Interests and the Subsidiary Group 1 and Group 2 Accrual Classes are treated as having a rate capped at the Pass-Through Rate of 0.00% per annum.

     All payments of scheduled principal, prepayments of principal and increases in the Overcollateralization Amount generated by the Group 1 and Group 2 Mortgage Loans shall be allocated to each such Intermediate REMIC Interest Class in an amount equal to the amounts paid in reduction of the principal balance of the Corresponding Class of Master REMIC Interest, until paid in full. Realized losses shall also be applied in amounts equal to the amounts Realized Losses are applied on each Classes' Corresponding Class of Master REMIC Interest. With respect to the Class MT-A-1A, MT-A-1B, MT-A-2A, MT-A-2B, MT-A-3A and MT-A-3B Interests all payments of scheduled principal prepayments of principal, increases in the Overcollateralization Amount and Realized Losses allocated to their Corresponding Classes of Master REMIC Interests will be allocated to their corresponding Intermediate Group 1 and Group 2 REMIC Interests pro rata based on their initial principal balances.

Group 3 Intermediate REMIC Regular Interests:

------------------------------- -------------------------------- --------------------------- ----------------------
                                                                                              Corresponding Class
            REMIC                      Initial Principal                Pass-Through            of Master REMIC
           Interest                         Balance                         Rate                   Interest
------------------------------- -------------------------------- --------------------------- ----------------------
           MT-F(1)               1/2 Corresponding Master           Group 3 Net Funds Cap              A-F
                                 REMIC Class balance
------------------------------- -------------------------------- --------------------------- ----------------------
         MT-M-F-1 (1)            1/2 Corresponding Master           Group 3 Net Funds Cap             M-F-1
                                 REMIC Class balance
------------------------------- -------------------------------- --------------------------- ----------------------
         MT-M-F-2 (1)            1/2 Corresponding Master           Group 3 Net Funds Cap             M-F-2
                                 REMIC Class balance
------------------------------- -------------------------------- --------------------------- ----------------------
          MT-B -F(1)             1/2 Corresponding Master           Group 3 Net Funds Cap              B-F
                                 REMIC Class balance
------------------------------- -------------------------------- --------------------------- ----------------------
      MT Group 3-Accrual         1/2 Aggregate Group 3              Group 3 Net Funds Cap              N/A
                                 Mortgage Loan Balance
                                 Plus 1/2 of the initial
                                 Overcollateralization
                                 Amount
------------------------------- -------------------------------- --------------------------- ----------------------
         MT-AFIO1-24                        (2)                             (2)                       N/A
------------------------------- -------------------------------- --------------------------- ----------------------
            MT-P-F               $50                                        N/A                       N/A
------------------------------- -------------------------------- --------------------------- ----------------------

(1)  The Intermediate Group 3 REMIC Accretion Directed Classes.

(2) The MT-AFIO1-24 Regular Interests will constitute 24 regular interests numbered 1 through 24. Each regular interest will have a notional principal balance equal to the principal balance of its corresponding REMIC II Class, and will have a Pass-Through Rate equal to (a) from the Closing Date to each regular interest's Rate Change Date, 5.50%, and (b) thereafter, 0.00%. The Rate Change Dates of each such interest will correspond to the Notional Balances for the A-F-IO Certificates set forth in Schedule IV in sequential order beginning with April 2002 for the MT-AFIO1 Interest.

     On each Distribution Date, 50% of the increase in the Overcollateralization Amount with respect to Group 3 Mortgage Loans will be payable as a reduction of the principal balances of the Subsidiary Group 3 REMIC Accretion Directed Classes (each such class in an amount equal to 1/2 of the interest paid in reduction of the principal balance of the Corresponding Class of Master REMIC Interest) and will be accrued and added to the principal balance of the ST Group 3-Accrual REMIC Interest. On each Distribution Date, the increase in the principal balance of the ST Group 3-Accrual REMIC Interest may not exceed interest accruals for such Distribution Date for the ST Group 3-Accrual REMIC Interest. In the event that (i) 50% of the increase in the Overcollateralization Amount exceeds (ii) interest accruals on the ST Group 3-Accrual REMIC Interest for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Overcollateralization Amount for purposes of determining the amount of interest accrual on the ST Group 3-Accrual REMIC interest payable as principal on the Subsidiary Group 3 REMIC Accretion Directed Classes on the next Distribution Date pursuant to the first sentence of this paragraph. All payments of scheduled principal and prepayments of principal generated by the Group 3 Mortgage Loans shall be allocated 50% to the ST Group 3-Accrual Interest, and 50% to the Subsidiary Group 3 REMIC Accretion Directed Classes to each such Class in an amount equal to 1/2 of the amount paid in reduction of the principal balance of the Corresponding Class of Master REMIC Interest, until paid in full. Notwithstanding the above, principal payments allocated to the Class X-F Certificates that result in the reduction in the Overcollateralization Amount shall be allocated to the ST Group 3-Accrual Interest (until paid in full). Realized losses shall be applied so that after all distributions have been made on each Distribution Date (i) the principal balances of each of the Subsidiary Group 3 REMIC Accretion Directed Classes is equal to 50% of the principal balance of their Corresponding Class, and (ii) the ST Group 3-Accrual Interest is equal to 50% of the Aggregate Group 3 Collateral Balance plus 50% of the Overcollateralization Amount.

                                 MASTER REMIC

     REMIC IV (which will also be referred to as the "Master REMIC") will consist of all of the assets constituting the Intermediate REMIC Regular Interests (exclusive of the Prefunding Account, the Capitalized Interest Account, the Basis Risk Reserve Fund and the Basis-F Risk Reserve Fund) which will be uncertificated and the Master REMIC will be evidenced by the Certificates and will represent the "regular interests" in the Master REMIC and the Master REMIC residual interest will represent the single "residual interest" in the Master REMIC (the "Master REMIC Residual Interest").

     The following table sets forth (or describes) the Class designation, Pass-Through Rate and Initial Certificate Principal Balance for each Class of Certificates which, except for the Class R Certificates, represents one or more of the "regular interests" in the Master REMIC created hereunder:

                          Initial                                                                 Integral
                        Certificate                                                              Multiples in
     Class               Principal      Pass-Through      Assumed Final         Minimum           Excess of
  Designation             Balance            Rate        Maturity Date(l)     Denominations        Minimum
---------------        ------------     ------------     ----------------     -------------      ------------
Class A-1              $550,000,000      2.195% (2)        August 2032           $25,000             $1
Class A-2              $150,000,000      2.290% (2)        August 2032           $25,000             $1
Class A-3               $61,000,000      2.180% (2)        August 2032           $25,000             $1
Class A-F              $100,000,000      5.510% (6)        August 2032           $25,000             $1
Class A-IO                  (3)          6.150% (4)        August 2032           $25,000             $1
Class A-F-IO                (5)          5.500%            August 2032           $25,000             $1
Class M-1               $55,500,000      2.900% (2)        August 2032           $25,000             $1
Class M-2               $51,000,000      3.600% (2)        August 2032           $25,000             $1
Class M-F-1              $4,900,000      6.940% (6)        August 2032           $25,000             $1
Class M-F-2              $4,900,000      7.420% (6)        August 2032           $25,000             $1
Class B                 $17,500,000      4.350% (2)        August 2032           $25,000             $1
Class B-F                $5,200,000      7.880% (6)        August 2032           $25,000             $1
Class X                          $0         N/A            August 2032               (7)             N/A
Class X-F                        $0         N/A            August 2032            (7)(8)             N/A
Class P-F                       $50         N/A            August 2032               $50             N/A
Class R                         $50      5.510% (6)        August 2032               (9)             N/A

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month that is three months following the month of the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Class of Certificates that represents one or more of the "regular interests" in the Master REMIC.


(2) Pass-Through Rate applicable to the first Distribution Date. After the first Distribution Date, interest will accrue on the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2 and Class B Certificates at the applicable Pass-Through Rate for such Class.

(3)  Accrues interest on the Class A-IO Notional Amount.

(4) Pass-Through Rate applicable to the first Distribution Date. After the first Distribution Date, interest will accrue on the Class A-IO Certificates at the applicable Pass-Through Rate for the Class A-F-IO Certificates. The Class A-IO Certificates will be treated for federal income tax purposes as three separate REMIC Regular Interests, each a Class A-IO Component. The Class A-IO-1, Class A-IO-2 and Class A-IO-3 Components will have Class A-IO Notional Amounts equal to the MT-A-1A, the MT-A-2A and MT-A-3A Class Principal Balances (which will be equal to 58.50% of the Class Principal Balances of each of the Class A-1, Class A-2 and Class A-3 Certificates, respectively). Interest will accrue on each of the Class A-IO Components at a per annum Pass-Through Rate equal to the excess of the Pass-Through Rates of the MT-A-1A, MT-A-2A and MT-A-3A over the Pass-Through Rates on their Corresponding Master REMIC Interests. Each component of the Class A-IO Certificateholders also will be treated as entering into a notional principal contract with the Class X Certificateholder described in the fourth paragraph of Section 8.11 whereby each such component will pay to the Class X Certificateholder the excess of the Class A-IO Pass Through Rate computed on basis of the actual number of days in the immediately preceding Accrual Period and a 360 day year (the "Actual/360 Convention") over such Rate computed on the basis of twelve 30 day months (the "30/360 Convention") and will receive payments from the Class X Certificateholder equal to the excess of such Rate computed under the 30/360 Convention over such Rate computed under the Actual/360 Convention.

(5)  Accrues interest on the Class A-F-IO Notional Amount.

(6) The Pass-Through Rate applicable to the first Distribution Date. After the first Distribution Date, interest will accrue on the Class A-F, Class M-F-1, Class M-F-2, Class B-F and Class R Certificates at the applicable Pass-Through Rate for such Class.

(7) The Class X and Class X-F Certificates will each be issued in minimum Percentage Interests of 10%. The Class X Certificates will be comprised of two components each of which is entitled to 100% of the proceeds distributable with respect to each separate component of MT-X REMIC Interest.

(8) The Class X-F Certificates will be comprised of two components. Component 1 will have a component principal balance equal to the excess of the Principal Balance of the Group 3 Mortgage Loans over the Class A-F, MF-1, MF-2 and B-8 Certificates and will not bear interest. Component 2 will be entitled to the excess of the Group 3 Net Funds Cap rate over the Adjusted Group 3 Net Funds Cap on a notional principal balance equal to sum of the principal balances of the MT Group 3 REMIC Regular Interests over 2 times the Adjusted Group 3 Net Funds Cap rate. The Adjusted Group 3 Net Funds Cap rate is equal to the weighted average of the Pass Through Rates on the MT Group 3 REMIC Regular Interests where the rates on the MT Group 3 Accretion Directed Classes are capped at the Pass Through Rates on their corresponding Master REMIC classes and the Pass-Through Rate on the MT Group 3 Accrual Class is capped at 0.00%.

(9)  The Class R Certificates are issued in minimum Percentage Interests of
     20%.

For federal income tax purposes, the Trustee will treat each reference in the preceding Preliminary Statement to the "Subordinate Net Funds Cap" as "the lesser of the Subordinate Net Funds Cap and the Adjusted Subordinate Net Funds Cap". The Trustee will treat any entitlement of the Class M-1 Certificates, Class M-2 Certificates or Class B Certificates to monies in excess of the Adjusted Subordinate Net Funds Cap pursuant to Section 4.02(a)(F), (G) and (H) herein will be treated as paid to the Class X Certificates, deposited by the Class X Certificates to the Basis Risk Reserve Fund and then paid to each of the Class M-1 Certificates, Class M-2 Certificates or Class B Certificates, as applicable, pursuant to a limited recourse notional principal contract described in the fourth of Section 8.11 herein.

        Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates.................................     All Classes of Certificates other than the Physical
                                                             Certificates.

Class A Certificates....................................     The Class A-1, Class A-2, Class A-3 and Class A-F
                                                             Certificates.

Class B Certificates....................................     The Class B and Class B-F Certificates.

Class M Certificates....................................     The Class M-1, Class M-2, Class M-F-1 and Class M-F-2
                                                             Certificates.

ERISA-Restricted Certificates...........................     Residual Certificates, Private Certificates and any
                                                             other Certificate that no longer satisfies the
                                                             applicable rating requirements of the Underwriters'
                                                             Exemption.

Group 1 and Group 2 Certificates........................     The Class A-1, Class A-2, Class A-3, Class A-IO, Class
                                                             M-1, Class M-2, Class B and Class X Certificates.

Group 3 Certificates....................................     The Class A-F, Class A-F-IO, Class R, Class M-F-1,
                                                             Class M-F-2, Class B-F, Class X-F and Class P-F
                                                             Certificates.

LIBOR Certificates......................................     Class A-1, Class A-2, Class A-3, Class M-1, Class M-2
                                                             and Class B Certificates.

Notional Amount Certificates............................     Class A-IO, Class A-F-IO, Class X and Class X-F
                                                             Certificates.

Offered Certificates....................................     All Classes of Certificates other than the Private
                                                             Certificates.

Private Certificates....................................     Class X, Class X-F and Class P-F Certificates.

Physical Certificates...................................     Class R, Class X, Class X-F and Class P-F Certificates.

Rating Agencies.........................................     Moody's and S&P.

Regular Certificates....................................     All Classes of Certificates other than the Class R
                                                             Certificates.

Residual Certificates...................................     Class R Certificates.

Senior Certificates.....................................     Class A-1, Class A-2, Class A-3, Class A-F, Class A-IO,
                                                             Class A-F-IO and Class R



                                      10

                                                             Certificates.

Subordinate Certificates................................     Class M-1, Class M-2, Class M-F-1, Class M-F-2, Class
                                                             B, Class B-F, Class X, Class X-F and Class P-F
                                                             Certificates.

                                  ARTICLE I

                                  DEFINITIONS

     SECTION 1.01 Definitions.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

     Accrual Period: For any class of Group 1 and Group 2 Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period (other than the Class A-IO Certificates), the closing date, and with respect to the Class A-IO Certificates, February 25, 2002) and ending on the day immediately preceding the related Distribution Date. For any Class of Group 3 Certificates and any Distribution Date, the calendar month preceding that Distribution Date.

     Adjusted Subordinate Group 1 Balance: For any Distribution Date will be the aggregate of the Stated Principal Balances of the Group 1 Mortgage Loans as of the last day of the related Collection Period less the Class Principal Balance of the Class A-1 Certificates less the product of (I) the Overcollateralization Amount and (ii)(A) the sum of the principal balance of Loan Group 1 and the Prefunded Amount allocable to Loan Group 1 over (B) the principal balance of all Mortgage Loans and the Prefunded Amount.

     Adjusted Subordinate Group 2 Balance: For any Distribution Date will be the aggregate of the Stated Principal Balances of the Group 2 Mortgage Loans as of the last day of the related Collection Period less the sum of the Class Principal Balances of the Class A-2 Certificates and the Class A-3 Certificates less the product of (I) the Overcollateralization Amount and
(ii)(A) the sum of the principal balance of Loan Group 2 and the Prefunded Amount allocable to Loan Group 2 over (B) the principal balance of all Mortgage Loans and the Prefunded Amount.

     Adjusted Subordinate Net Funds Cap: For any Distribution Date and the Class M-1, Class M-2 and Class B Certificates, will be a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Class A-2 and Class A-3 Net Funds Cap for such Distribution Date, weighted on the basis of the Adjusted Subordinate Group 1 Balance and Adjusted Subordinate Group 2 Balance.

     Advance: The payment required to be made by a Servicer with respect to any Distribution Date pursuant to Section 4.01.

     Advance Facility: As defined in Section 3.22(a) herein.

     Advance Facility Notice: As defined in Section 3.22(b) herein.

     Advance Facility Trustee: As defined in Section 3.22(b) herein.

     Advance Reimbursement Amounts: As defined in Section 3.22(a) herein.

     Advancing Person: As defined in Section 3.22(a) herein.

     Adjustment Date: With respect to each adjustable-rate Mortgage Loan each adjustment date on which the Mortgage Rate thereon changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each such adjustable-rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

     Aggregate Collateral Balance: As of any date of determination will be equal to the Aggregate Loan Balance plus the amount, if any, then on deposit in the Prefunding Account; provided that the Aggregate Collateral Balance as of the Cut-off Date will include the Prefunded Amount deposited on the Closing Date.

     Aggregate Loan Balance: As of any date of determination, will be equal to the aggregate of the Stated Principal Balances of the mortgage loans as of the last day of the related Collection Period.

     Aggregate Loan Group Balance: As to any Loan Group and as of any date of determination, will be equal to the aggregate of the Stated Principal Balances of the Mortgage Loans in that Loan Group as of the last day of the related Collection Period.

     Aggregate Loan Group Collateral Balance: As of any date of determination and Loan Group, will be equal to applicable Aggregate Loan Group Balance plus the amount, if any, then on deposit in the Prefunding Account related to that Loan Group; provided that the Aggregate Loan Group Collateral Balance as of the Cut-off Date will include the Prefunded Amount related to that Loan Group as of the Cut-off Date.

     Aggregate Subsequent Transfer Amount: With respect to any Subsequent Transfer Date, the aggregate Stated Principal Balances as of the applicable Cut-off Date of the Subsequent Mortgage Loans conveyed on such Subsequent Transfer Date, as listed on the revised Mortgage Loan Schedule delivered pursuant to Section 2.01(e); provided, however, that such amount shall not exceed the amount on deposit in the Prefunding Account.

     Agreement: This Pooling and Servicing Agreement and all amendments or supplements hereto.

     Ancillary Income: All income derived from the Mortgage Loans, other than Servicing Fees, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges, including investment income on the applicable Collection Account and any interest due and actually received from the related Mortgagor that accrued during the portion of the Prepayment Period that is in the same calendar month as the Distribution Date with respect to such Mortgage Loan in connection with such Principal Prepayments in full. Ancillary Income does not include any Prepayment Premiums.

     Applicable Rate: For Loan Group 1 and Loan Group 2 and any Subsequent Transfer Date in March 2002, 3.09% per annum. For Loan Group 3 and any Subsequent Transfer Date in March 2002, 1.40% per annum. For Loan Group 1 and 2 and any Subsequent Transfer Date in April 2002, 3.84% per annum. For Loan Group 3 and any Subsequent Transfer Date in April 2002, 1.30% per annum. For Loan Group 1 and Loan Group 2 and any Subsequent Transfer Date in May 2002, 2.59% per annum. For Loan Group 3 and any Subsequent Transfer Date in May 2002, 1.20% per annum.

     Applied Loss Amount: As to any Distribution Date and Loan Group 1 and Loan Group 2, an amount equal to the excess, if any of (i) the aggregate Class Principal Balance of the Group 1 and Group 2 Certificates, after giving effect to all Realized Losses incurred with respect to the Group 1 and Group 2 Mortgage Loans during the Collection Period for such Distribution Date and payments of principal on the Group 1 and Group 2 Certificates on such Distribution Date (other than amounts withdrawn from the Basis-F Risk Reserve Fund on such Distribution Date pursuant to Section 4.02(j)) over (ii) the Aggregate Loan Group Collateral Balances of Loan Group 1 and Loan Group 2 for such Distribution Date. As to any Distribution Date and Loan Group 3, an amount equal to the excess, if any of (i) the aggregate Class Principal Balance of the Group 3 Certificates, after giving effect to all Realized Losses incurred with respect to the Group 3 Mortgage Loans during the Collection Period for such Distribution Date and payments of principal on the Group 3 Certificates on such Distribution Date over (ii) the Aggregate Loan Group Collateral Balances of Loan Group 3 for such Distribution Date.

     Appraised Value: The amount set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

     Assignment and Assumption Agreement: That certain assignment and assumption agreement dated as of February 1, 2002, by and between DLJMC, as assignor and the Depositor, as assignee, relating to the Mortgage Loans.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage.

     B Principal Payment Amount: For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of
(i) the aggregate Class Principal Balances of the Class A-1, Class A-2, Class A-3, Class M-1 and Class M-2 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the Class B Certificates immediately prior to such Distribution Date exceeds
(y) the lesser of (A) the product of (i) 93.00% and (ii) the Aggregate Loan Group Collateral Balances of Loan Group 1 and Loan Group 2 for such Distribution Date and (B) the amount, if any, by which (i) such Aggregate Loan Group Collateral Balances for such Distribution Date exceed (ii) 0.50% of such Aggregate Loan Group Collateral Balances as of the Cut-off Date.

     B-F Principal Payment Amount: For any Distribution Date on or after the Stepdown-F Date and as long as a Trigger-F Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of
(i) the aggregate Class Principal Balances of the Class A-F, Class M-F-1 and Class M-F-2 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the Class B-F Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 95.50% and
(ii) the Aggregate Loan Group Collateral Balance of Loan Group 3 for such Distribution Date and (B) the amount, if any, by which (i) such Aggregate Loan Group Collateral Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Group Collateral Balance of Loan Group 3 as of the Cut-off Date.

     Balloon Loan: Any Mortgage Loan which, by its terms, does not fully amortize the principal balance thereof by its stated maturity and thus requires a payment at the stated maturity larger than the monthly payments due thereunder.

     Bankruptcy Code: The United States Bankruptcy Reform Act of 1978, as amended.

     Basis Risk Reserve Fund: The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 4.06 in the name of the Trustee for the benefit of the Certificateholders and designated "U.S. Bank National Association in trust for registered holders of Credit Suisse First Boston Mortgage Acceptance Corp., Mortgage Pass-Through Certificates, Series 2002-HE4." The Basis Risk Reserve Fund shall not be part of any REMIC. Funds in the Basis Risk Reserve Fund shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

     Basis-F Risk Reserve Fund: The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 4.06 in the name of the Trustee for the benefit of the Certificateholders and designated "U.S. Bank National Association in trust for registered holders of Credit Suisse First Boston Mortgage Acceptance Corp., Mortgage Pass-Through Certificates, Series 2002-HE4." The Basis-F Risk Reserve Fund shall not be part of any REMIC. Funds in the Basis-F Risk Reserve Fund shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

     Basis Risk Shortfall: For any Class of LIBOR Certificates and any Distribution Date, the sum of (i) the excess, if any, of the related Current Interest calculated on the basis of the lesser of (x) the Certificate Index plus the applicable Certificate Margin and (y) the Maximum Interest Rate over the related Current Interest for the applicable Distribution Date; (ii) any Basis Risk Shortfall for such Class remaining unpaid from prior Distribution Dates; and (iii) 30 days interest on the amount in clause (ii) calculated at a per annum rate equal to the lesser of (x) the Certificate Index plus the applicable Certificate Margin and (y) the Maximum Interest Rate.

     Basis-F Risk Shortfall: For any Class of Group 3 Certificates (other than the Class A-F-IO, Class X-F and Class P-F Certificates) and any Distribution Date, the sum of (i) the excess, if any, of the related Current Interest calculated on the basis of the lesser of (x) the fixed pass-through rate for such Class and (y) the Maximum-F Interest Rate, over the related Current Interest for the applicable Distribution Date; (ii) any Basis-F Risk Shortfall for such Class remaining unpaid from prior Distribution Dates; and (iii) 30 days interest on the amount in clause (ii) calculated at a per annum rate equal to the lesser of (x) the fixed pass-through rate for such class and (y) the Maximum-F Interest Rate.

     Book-Entry Certificates: As specified in the Preliminary Statement.

     Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, or the city in which the Corporate Trust Office of the Trustee is located, or savings and loan institutions in the States of California, Florida, Illinois, Minnesota, New Jersey, Utah or Texas are authorized or obligated by law or executive order to be closed.

     Capitalized Interest Account: The separate Eligible Account designated as such and created and maintained by the Trustee pursuant to Section 3.06(h) hereof. The Capitalized Interest Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be part of any REMIC. Except as provided in Section 3.06(h) hereof, any investment earnings on the Capitalized Interest Account shall be treated as owned by the Depositor and will be taxable to the Depositor.

     Capitalized Interest Deposit: $2,574,000.

     Capitalized Interest Requirement: With respect to the March 2002 Distribution Date and Loan Group 1 and Loan Group 2, an amount equal to 27 days of interest accruing at a per annum rate equal to the sum of (a) the weighted average Pass-Through Rate of the Group 1 and Group 2 Offered Certificates and (b) 3.09% on the Prefunded Amount for Loan Group 1 and Loan Group 2 outstanding at the end of the related Collection Period. With respect to the April 2002 Distribution Date and Loan Group 1 and Loan Group 2, an amount equal to interest accruing during the related Accrual Period at a per annum rate equal to the sum of (a) the weighted average Pass-Through Rate of the Group 1 and Group 2 Offered Certificates for such Distribution Date and
(b) 2.84% on the sum of the Prefunded Amount for Loan Group 1 and Loan Group 2 at the end of the related Collection Period and the aggregate Stated Principal Balance of the Group 1 and Group 2 Subsequent Mortgage Loans that do not have a first Due Date prior to April 1, 2002 transferred to the Trust during the related Collection Period. With respect to the May 2002 Distribution Date and Loan Group 1 and Loan Group 2, an amount equal to interest accruing during the related Accrual Period at a per annum rate equal to the sum of (a) the weighted average Pass-Through Rate of the Group 1 and Group 2 Offered Certificates for such Distribution Date and (b) 2.59% on the sum of the Prefunded Amount for Loan Group 1 and Loan Group 2 at the end of the related Collection Period and the aggregate Stated Principal Balance of the Group 1 and Group 2 Subsequent Mortgage Loans that do not have a first Due Date prior to May 1, 2002 transferred to the Trust during the related Collection Period. With respect to the March 2002 Distribution Date and Loan Group 3, an amount equal to 30 days of interest accruing at a per annum rate equal to the sum of
(a) the weighted average Pass-Through Rate of the Group 3 Offered Certificates and (b) 1.40% on the Prefunded Amount related to Loan Group 3 outstanding at the end of the related Collection Period. With respect to the April 2002 Distribution Date and Loan Group 3, an amount equal to interest accruing during the related Accrual Period at a per annum rate equal to the sum of (a) the weighted average Pass-Through Rate of the Group 3 Offered Certificates for such Distribution Date and (b) 1.30% on the sum of the Prefunded Amount related to Loan Group 3 at the end of the related Collection Period and the aggregate Stated Principal Balance of the Group 3 Subsequent Mortgage Loans that do not have a first Due Date prior to April 1, 2002 transferred to the Trust during the related Collection Period. With respect to the May 2002 Distribution Date and Loan Group 3, an amount equal to interest accruing during the related Accrual Period at a per annum rate equal to the sum of (a) the weighted average Pass-Through Rate of the Group 3 Offered Certificates for such Distribution Date and (b) 1.20% on the sum of the Prefunded Amount related to Loan Group 3 at the end of the related Collection Period and the aggregate Stated Principal Balance of the Group 3 Subsequent Mortgage Loans that do not have a first Due Date prior to May 1, 2002 transferred to the Trust during the related Collection Period. If the Capitalized Interest Requirement is insufficient to enable the Subsidiary REMIC to pay the Subsidiary REMIC Regular Interests their stated pass-through rates, the Class X and Class X-F Certificates will contribute any amounts necessary to pay the Subsidiary REMIC Regular Interests their stated pass-through rates. Any amounts contributed to the Subsidiary REMICs by the Class X and Class X-F Certificates will not be eligible to fund overcollateralization.

     Carryforward Interest: For any Class of Offered Certificates and Distribution Date, the sum of (1) the amount, if any, by which (x) the sum of
(A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest for such Class from the immediately preceding Distribution Date exceeds (y) the amount paid in respect of interest on such Class on such immediately preceding Distribution Date, and
(2) with respect to the Offered Certificates (other than the Class A-IO and Class A-F-IO Certificates), interest on such amount for the related Accrual Period at the applicable Pass-Through Rate for such Distribution Date.

     Certificate: Any one of the Certificates executed by the Trustee in substantially the forms attached hereto as exhibits.

     Certificate Account: The separate Eligible Account created and maintained with the Trustee, or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.06, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agencies.

     Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto and, in the case of any Subordinate Certificates, reduced by any Applied Loss Amounts allocated to such Class on prior Distribution Dates pursuant to Section 4.03. Exclusively for the purpose of determining any subrogation rights of FSA arising under Section 4.07 hereof, "Certificate Balance" of the Class A-1, Class A-2, Class A-3 and Class A-F Certificates shall not be reduced by the amount of any payments made by FSA in respect of principal on such Certificates under the FSA Policy, except to the extent such payment shall have been reimbursed to FSA pursuant to the provisions of this Agreement.

     Certificate Index: With respect to each Distribution Date, the rate for one month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 a.m., London time, on the related Interest Determination Date relating to each Class of LIBOR Certificates. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by Olympus), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, the Certificate Index will be the Certificate Index applicable to the preceding Distribution Date. On the Interest Determination Date immediately preceding each Distribution Date, the Trustee shall determine the Certificate Index for the Accrual Period commencing on such Distribution Date and inform the Servicers of such rate.

     Certificate Margin: As to each Class of LIBOR Certificates, the applicable amount set forth below:

                 Class                          Certificate Margin
                                              (1)                    (2)
                  A-1                        0.345%                0.690%
                  A-2                        0.440%                0.880%
                  A-3                        0.330%                0.660%
                  M-1                        1.050%                1.550%
                  M-2                        1.750%                2.250%
                   B                         2.500%                3.000%
-----------------------
(1) Prior to and on the Optional Termination Date for the Group 1 and Group 2 Mortgage Loans.

(2) After the first Optional Termination Date for the Group 1 and Group 2 Mortgage Loans.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

     Certificate Register: The register maintained pursuant to Section 5.02.

     Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, and, with respect to the Class A-1, Class A-2, Class A-3 and Class A-F Certificates, FSA to the extent of any amount paid under the FSA Policy in respect of principal, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

     Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

     Class A-IO Net Funds Cap: For any Distribution Date and the Class A-IO Certificates, a per annum rate equal to the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) over (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that Distribution Date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that Distribution Date; and (2)(X) the Class A-2 and Class A-3 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) over (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-2 and Class A-3 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class A-2 and Class A-3 Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2 and Class A-3 Certificates, respectively.

     Class A-1 Net Funds Cap: For any Distribution Date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for Loan Group 1 and such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of Loan Group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

     Class A-2 and Class A-3 Net Funds Cap: For any Distribution Date and the Class A-2 and Class A-3 Certificates will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of
(1) the Optimal Interest Remittance Amount for Loan Group 2 and such date and
(2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of Loan Group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

     Class A-F-IO Notional Amount: For any Distribution Date on or prior to the February 2004 Distribution Date, the lesser of (1) the amount set forth in
Schedule IV to this Agreement for such Distribution Date and (2) the Aggregate Loan Group Balance of Loan Group 3 for such Distribution Date. After the February 2004 Distribution Date, the Class A-F-IO Notional Amount will equal zero.

     Class A-IO Notional Amount: For any Distribution Date on or prior to the August 2004 Distribution Date, 58.50% of the aggregate of the Class Principal Balances of the Class A-1, Class A-2 and Class A-3 Certificates immediately prior to that Distribution Date. After the August 2004 Distribution Date, the Class A-IO Notional Amount will equal zero.

     Class Principal Balance: With respect to any Class of Certificates, other than the Class A-IO and Class A-F-IO Certificates, and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

     Class R Certificate: A Certificate representing the Subsidiary REMIC Residual Interest and the Master REMIC Residual Interest.

     Class X Distributable Amount: With respect to any Distribution Date, the excess of (i) the sum of (a) the interest accrued during the related Accrual Period on the Class X notional balance at the Pass-Through Rate for the Class X Certificates, as described in the Preliminary Statement, (b) the amounts so accrued in all prior Accrual Periods and (c) any Overcollateralization Release Amounts for such Distribution Date, over (ii) all amounts required to be distributed pursuant to Section 4.02(g)A. through J. on such Distribution Date.

     Class X-F Distributable Amount: With respect to any Distribution Date, the excess of (i) the sum of (a) the interest accrued during the related Accrual Period on the Class X-F notional balance at the Pass-Through Rate for the Class X-F Certificates, as described in the Preliminary Statement, (b) the amounts so accrued in all prior Accrual Periods and (c) any Overcollateralization-F Release Amounts for such Distribution Date, over (ii) all amounts required to be distributed pursuant to Section 4.02(h) A. through
J. on such Distribution Date.

     Closing Date: February 26, 2002.

     Code: The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

     Collection Account: The accounts established and maintained by a Servicer in accordance with Section 3.06.

     Collection Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

     Compensating Interest Payment: For any Distribution Date and the Mortgage Loans serviced by a Servicer, the lesser of (i) the aggregate Servicing Fee payable to that Servicer on such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs for the Mortgage Loans for that Distribution Date.

     Corporate Trust Office: The designated office of the Trustee in the State of Minnesota at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 180 East Fifth Street, St. Paul, MN 55101, Attn: Corporate Trust Structured Finance, Ref: CSFB 2002-HE4.

     Credit Risk Manager: The Murrayhill Company, a Colorado corporation, and any successor.

     Credit Risk Management Agreements: The respective agreements between each Servicer and the Credit Risk Manager dated as of February 26, 2002.

     Credit Risk Manager Fee: The fee payable to the Credit Risk Manager on each Distribution Date for its services as Credit Risk Manager, in an amount equal to one-twelfth of the Credit Risk Manager Fee Rate multiplied by the Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

     Credit Risk Manager Fee Rate: 0.015% per annum.

     Current Interest: For any interest bearing Class of Offered Certificates and Distribution Date, the amount of interest accruing at the applicable Pass-Through Rate on the related Class Principal Balance or related Notional Amount, as applicable, of such Class during the related Accrual Period; provided, that if and to the extent that on any Distribution Date the Interest Remittance Amount is less than the aggregate distributions required pursuant to Section 4.02(a) or Section 4.02(b), as applicable, as a result of Interest Shortfalls for the related Loan Group or Loan Groups, then the Current Interest on each Class will be reduced, on a pro rata basis in proportion to the amount of Current Interest for each Class without regard to this proviso, by such Interest Shortfalls for such Distribution Date.

     Curtailment: Any payment of principal on a Mortgage Loan other than a Scheduled Payment, a prepaid Scheduled Payment or a Payoff, which is applied to reduce the outstanding Stated Principal Balance of the Mortgage Loan.

     Custodians: Bank One Trust Company, N.A., or its successor in interest, or LaSalle Bank National Association, or its successor in interest, as applicable.

     Custodial Agreement: Any of the Custodial Agreement dated as of the date hereof, between Bank One Trust Company, N.A., as custodian, and the Trustee, or the Custodial Agreement dated as of the date hereof, between LaSalle Bank National Association, as custodian, and the Trustee.

     Cut-off Date: For any Initial Mortgage Loan, February 1, 2002. For any Subsequent Mortgage Loan, the applicable Subsequent Cut-off Date.

     Cut-off Date Pool Principal Balance: Approximately $822,824,849 plus approximately $177,175,251, deposited to the Prefunding Account on the Closing Date.

     Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

     Defective Mortgage Loan: Any Mortgage Loan which is required to be repurchased pursuant to Section 2.02 or 2.03.

     Deferred Amount: For any Class of Subordinate Certificates and Distribution Date, will equal the amount by which (x) the aggregate of the Applied Loss Amounts previously applied in reduction of the Class Principal Balance thereof exceeds (y) the aggregate of amounts previously paid in reimbursement thereof. Any payment of Deferred Amounts pursuant to Section 4.02(g) or (h) shall not result in a reduction to the Class Principal Balance of the Class of Certificate to which it is distributed.

     Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

     Deleted Mortgage Loan: As defined in Section 2.03(d) herein.

     Delinquency Rate: For any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all

Mortgage Loans in Loan Group 1 and Loan Group 2 that are 60 or more days delinquent (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Aggregate Loan Group Collateral Balances of Loan Group 1 and Loan Group 2 as of the close of business on the last day of such month.

     Delinquency-F Rate: For any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans in Loan Group 3 that are 60 or more days delinquent (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Aggregate Loan Group Collateral Balance of Loan Group 3 as of the close of business on the last day of such month.

     Delinquent: A Mortgage Loan is "Delinquent" if any monthly payment due on a Due Date is not made by the close of business on the next scheduled Due Date for that Mortgage Loan. A Mortgage Loan is "30 days Delinquent" if the monthly payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which that monthly payment was due or, if there was no corresponding date (e.g., as when a 30-day month follows a 31-day month in which the payment was due on the 31st day of that month), then on the last day of that immediately preceding month; and similarly for "60 days Delinquent" and "90 days Delinquent," etc.

     Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

     Depositor: Credit Suisse First Boston Mortgage Acceptance Corp., a Delaware corporation, or its successor in interest.

     Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: As to any Distribution Date and any Mortgage Loan, the Business Day immediately preceding the 18th day of each month.

     Distribution Date: The 25th day of each month or if such day is not a Business Day, the first Business Day thereafter, in each case commencing in March 2002.

     Disqualified Organization: A "disqualified organization" under Section 860E of the Code, which as of the Closing Date is any of: (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in Section 1381(a)(2)(C) of the Code, (iv) an "electing large partnership" within the meaning of Section 775 of the Code or (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided by nationally recognized counsel to the Trustee that the holding of an ownership interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof, if all of its activities are subject to tax and, a majority of its board of directors is not selected by a governmental unit. The term "United States", "State" and "international organizations" shall have the meanings set forth in Section 7701 of the Code.

     DLJMC: DLJ Mortgage Capital, Inc., a Delaware corporation, and its successors and assigns.

     Due Date: With respect to each Mortgage Loan and any Distribution Date, the date on which Scheduled Payments on such Mortgage Loan are due, which is either the first day of the month of such Distribution Date, or if Scheduled Payments on such Mortgage Loan are due on a day other than the first day of the month, the day in such calendar month on which such Scheduled Payments are due, exclusive of any days of grace.

     Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a "special deposit account") maintained with the Trustee or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity. Eligible Accounts may bear interest.

     Eligible Investments: Any one or more of the obligations and securities listed below:

          (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; or obligations fully guaranteed by, the United States of America; the FHLMC, FNMA, the Federal Home Loan Banks or any agency or instrumentality of the United States of America rated Aa3 or higher by Moody's;

          (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated in the highest ratings by each Rating Agency, and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated in one of two of the highest ratings, by each Rating Agency;

          (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) the short-term debt obligations of which are rated A-1 or higher by S&P rated A-2 or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market price plus accrued interest, (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral, and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

          (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a long-term unsecured debt rating in the highest available rating category of Moody's, and a short-term unsecured debt rating of A-1 or higher by S&P, at the time of such investment;

          (v) commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category by each Rating Agency, at the time of such investment;

          (vi) a guaranteed investment contract approved by each of the Rating Agencies and issued by an insurance company or other corporation having a long-term unsecured debt rating in the highest available rating category of Moody's, and a short-term unsecured debt rating of A-1 or higher by S&P, at the time of such investment; and

          (vii) money market funds having ratings in the highest available rating category of Moody's and either "AAAm" or "AAAm-G" of S&P at the time of such investment (any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Eligible Investments set forth herein) including money market funds of the applicable Servicer or the Trustee and any such funds that are managed by the applicable Servicer or the Trustee or their respective Affiliates or for the applicable Servicer or the Trustee or any Affiliate of either acts as advisor, as long as such money market funds satisfy the criteria of this subparagraph (vii);

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA-Qualifying Underwriting: With respect to any ERISA-Restricted Certificate, a best efforts or firm commitment underwriting or private placement that meets the requirements of the Underwriters' Exemption.

     ERISA-Restricted Certificate: As specified in the Preliminary Statement.

     Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by each Servicer pursuant to Section 3.19.

     Escrow Account: The separate account or accounts created and maintained by the applicable Servicer pursuant to Section 3.07.

     Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, mortgage insurance premiums, fire and hazard insurance premiums, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

     Event of Default: As defined in Section 7.01 herein.

     Expense Fee: As to each Mortgage Loan, the sum of the related Servicing Fee, the Trustee Fee, the Credit Risk Manager Fee and any lender paid Primary Insurance Policy premium, if applicable.

     Expense Fee Rate: As to each Mortgage Loan, the sum of the related Servicing Fee Rate, the Trustee Fee Rate, the Credit Risk Manager Fee Rate and the rate at which any lender paid Primary Insurance Policy premium is calculated, if applicable.

     Fairbanks: Fairbanks Capital Corp., a Utah corporation, and its successors and assigns.

     Fairbanks Performance Evaluation: As described in Section 3.23 herein.

     Fairbanks Serviced Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule.

     Fairbanks Termination Test: With respect to the Fairbanks Serviced Loans and any Distribution Date, Fairbanks will fail the Fairbanks Termination Test if (a) Fairbanks fails the

Fairbanks Performance Evaluation as set forth in Section 3.23 herein and (b) the Realized Loss Percentage for the Fairbanks Serviced Loans exceeds the applicable percentages set forth below with respect to such Distribution Date:


       Distribution Date Occurring In                       Percentage
       ------------------------------                       ----------

       March 2002 - February 2004                             2.00%

       March 2004 - February 2005                             4.00%

       March 2005 - February 2006                             6.00%

       March 2006 and thereafter                              8.75%


     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     Fidelity Bond: A fidelity bond to be maintained by each Servicer pursuant to Section 3.19.

         Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller, the Depositor or any Servicer pursuant to or as contemplated by
Section 3.12(f) or Section 9.01), a determination made by the related Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which such Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. Each Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

     Final Scheduled Distribution Date: The Distribution Date in August 2032.

     FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989.

     FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FNMA Guides: The FNMA Sellers' Guide and the FNMA Servicers' Guide and all amendments or additions thereto.

     FSA: Financial Security Assurance Inc., a monoline insurance company incorporated under the laws of the State of New York. FSA is licensed to engage in financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

     FSA Account: The account established pursuant to Section 4.07(f) hereof.

     FSA Contact Persons: Collectively, the officers designated by each Servicer to provide information to FSA pursuant to Section 4.07(l).

     FSA Default: As defined in Section 4.07(o) herein.

     FSA Policy: The irrevocable Certificate Guaranty Insurance Policy, No. 51255-N including any endorsements thereto, issued by FSA with respect to the Class A-1, Class A-2, Class A-3 and Class A-F Certificates, in the form attached hereto as Exhibit P.

     FSA Premium: With respect to any Distribution Date, an amount equal to 1/12th of the product of (a) the aggregate Class Principal Balance of the Class A-1, Class A-2, Class A-3, and Class A-F Certificates as of such Distribution Date (prior to giving effect to any distributions thereon on such Distribution Date) and (b) the FSA Premium Rate.

     FSA Premium Rate: 0.06% per annum.

     FSA Reimbursement Amount: The sum of (i) all amounts paid by FSA under the FSA Policy which have not been previously reimbursed, (ii) all unpaid FSA Premiums, (iii) all amounts due to FSA under this Agreement and (iv) interest on the foregoing at the Late Payment Rate.

     Gross Margin: With respect to each adjustable-rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

     Group 1 Allocation Amount: For any Distribution Date, the product of the Senior Principal Payment Amount for that Distribution Date and a fraction the numerator of which is the Principal Remittance Amount for Loan Group 1 and the denominator of which is the aggregate Principal Remittance Amounts for Loan Group 1 and Loan Group 2, in each case for that Distribution Date.

     Group 2 Allocation Amount: For any Distribution Date, the product of the Senior Principal Payment Amount for that Distribution Date and a fraction the numerator of which is the Principal Remittance Amount for Loan Group 2 and the denominator of which is the aggregate Principal Remittance Amounts for Loan Group 1 and Loan Group 2, in each case for that Distribution Date.

     Group 1 Excess Interest Amount: For any Distribution Date, the product of the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to Section 4.02(g) and a fraction the numerator of which is the Principal Remittance Amount for Loan Group 1 and the denominator of which is the aggregate Principal Remittance Amounts for Loan Group 1 and Loan Group 2, in each case for that Distribution Date.

     Group 3 Net Funds Cap: For any Distribution Date and each Class of Group 3 Offered Certificates (other than the Class A-F-IO Certificates), will be a per annum rate equal to a fraction, expressed as a percentage, the numerator of which is the product of
(1) the Optimal Interest Remittance Amount for Loan Group 3 and such date less the Current Interest for the Class A-F-IO Certificates for such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of Loan Group 3 for the immediately preceding distribution date.

     Guaranteed Distributions: As defined in the FSA Policy.

     Index: With respect to each adjustable-rate Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

     Indirect Participant: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

     Initial Mortgage Loan: A Mortgage Loan conveyed to the Trust Fund on the Closing Date pursuant to this Agreement as identified on the Mortgage Loan Schedule delivered to the Trustee on the Closing Date.

     Insolvency Proceeding: As defined in Section 4.07(k) herein.

     Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any Primary Insurance Policy, any standard hazard insurance policy, flood insurance policy or title insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

     Insurance Proceeds: Proceeds of any Primary Insurance Policies and any other Insurance Policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures.

     Insured Payments: As to any Distribution Date, amounts actually paid under the FSA Policy.

     Interest Determination Date: With respect to the LIBOR Certificates and for each Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

     Interest Remittance Amount: For any Distribution Date and Loan Group, an amount equal to the sum of (1) all interest collected (other than related Payaheads and Simple Interest Excess, if applicable) or advanced in respect of Scheduled Payments on the Mortgage Loans in such Loan Group during the related Collection Period, the interest portion of Payaheads previously received and intended for application in the related Collection Period and the interest portion of all Payoffs and Curtailments received on the Mortgage Loans in such Loan Group during the related Prepayment Period, less (x) the Servicing Fees, the Credit Risk Manager Fee and any lender paid Primary Insurance Policy premiums with respect to such Mortgage Loans and (y) unreimbursed Advances and other amounts due to a Servicer or Trustee with respect to such Mortgage Loans, to the extent allocable to interest, (2) all Compensating Interest Payments paid by a Servicer with respect to the related Mortgage Loans with respect to such Distribution

Date, (3) the portion of any Substitution Adjustment Amount or Repurchase Price paid with respect to such Mortgage Loans during the calendar month immediately preceding the Distribution Date allocable to interest, (4) all Net Liquidation Proceeds, and any Insurance Proceeds and other recoveries (net of unreimbursed Advances, Servicing Advances and expenses, to the extent allocable to interest, and unpaid Servicing Fees) collected with respect to such Mortgage Loans during the prior calendar month, to the extent allocable to interest and (5) any amounts withdrawn from the Simple Interest Excess Sub-Account and the Capitalized Interest Account, in either case to pay interest on the Certificates with respect to such Distribution Date. If on any Determination Date the amount deposited into the Collection Account with respect to Compensating Interest paid by a Servicer is the amount calculated in clause (ii) of the definition of Compensating Interest Payment for such Distribution Date, any remaining Servicing Fee of the Servicer shall be available to cover any Net Simple Interest Shortfalls remaining on such Distribution Date, after giving effect to the withdrawal from the Simple Interest Excess Sub-Account pursuant to Section 3.07(g) on such Determination Date.

     Interest Shortfall: For any Distribution Date and Loan Group, an amount equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Mortgage Rate) on Mortgage Loans in such Loan Group resulting from (a) Prepayment Interest Shortfalls to the extent not covered by a Compensating Interest Payment and (b) interest payments on certain of the Mortgage Loans being limited pursuant to the provisions of the Soldiers' and Sailors' Civil Relief Act of 1940.

     Late Payment Rate: means the lesser of (a) the greater of (i) the per annum rate of interest, publicly announced from time to time by JPMorgan Chase Bank at its principal office in New York, New York, as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by JPMorgan Chase Bank) plus 3%, and (ii) the then applicable highest rate of interest on the Group 1 and Group 2 Senior Certificates and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

     LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York or Minnesota or in the city of London, England are required or authorized by law to be closed.

     LIBOR Certificates: As defined in the Preliminary Statement.

     Liquidation Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of the related REO Property (exclusive of any possibility of a deficiency judgment).

     Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.

     Loan Group: Any of Loan Group 1, Loan Group 2 or Loan Group 3, as applicable.

     Loan Group 1: All Mortgage Loans identified as Loan Group 1 Mortgage Loans on the Mortgage Loan Schedule.

     Loan Group 2: All Mortgage Loans identified as Loan Group 2 Mortgage Loans on the Mortgage Loan Schedule.

     Loan Group 3: All Mortgage Loans identified as Loan Group 3 Mortgage Loans on the Mortgage Loan Schedule.

     Loan-to-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the sum of the principal balance of the related Mortgage Loan at such date of determination, and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the related Mortgaged Property and the Appraised Value of the related Mortgaged Property, or (b) in the case of a refinance, the amount set forth in an appraisal made in connection with the refinancing of the related Mortgaged Loan as the value of the related Mortgaged Property.

     Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

     M-1 Principal Payment Amount: For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of
(i) the aggregate Class Principal Balance of the Class A-1, Class A-2 and Class A-3 Certificates after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 77.52% and (ii) the Aggregate Loan Group Collateral Balances of Loan Group 1 and Loan Group 2 for such Distribution Date and (B) the amount, if any, by which (i) such Aggregate Loan Group Collateral Balance for such Distribution Date exceeds (ii) 0.50% of such Aggregate Loan Group Collateral Balance as of the Cut-off Date.

     M-2 Principal Payment Amount: For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of
(i) the aggregate Class Principal Balances of the Class A-1, Class A-2 and Class A-3 Certificates and the Class Principal Balance of the Class M-1 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 89.05% and (ii) the Aggregate Loan Group Collateral Balances of Loan Group 1 and Loan Group 2 for such Distribution Date and (B) the amount, if any, by which (i) such Aggregate Loan Group Collateral Balance for such Distribution Date exceeds (ii) 0.50% of such Aggregate Loan Group Collateral Balance as of the Cut-off Date.

     M-F-1 Principal Payment Amount: For any Distribution Date on or after the Stepdown-F Date and as long as a Trigger-F Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of
(i) the aggregate Class Principal Balance of the Class A-F Certificates after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the Class M-F-1 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 77.93% and
(ii) the Aggregate Loan Group Collateral Balance of Loan Group 3 for such Distribution Date and (B) the amount, if any, by which (i) such Aggregate Loan Group Collateral Balance for such Distribution Date exceeds (ii) 0.50% of such Aggregate Loan Group Collateral Balance as of the Cut-off Date.

     M-F-2 Principal Payment Amount: For any Distribution Date on or after the Stepdown-F Date and as long as a Trigger-F Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of
(i) the aggregate Class Principal Balances of the Class A-F and Class M-F-1 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the Class M-F-2 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 86.46% and (ii) the Aggregate Loan Group Collateral Balance of Loan Group 3 for such Distribution Date and (B) the amount, if any, by which (i) such Aggregate Loan Group Collateral Balance for such Distribution Date exceeds (ii) 0.50% of such Aggregate Loan Group Collateral Balance as of the Cut-off Date.

     Majority in Interest: As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

     Master REMIC: As specified in the Preliminary Statement.

     Maximum Interest Rate: For the Class A-1, Class A-2 and Class A-3 Certificates and any Distribution Date, an annual rate equal to the weighted average of (i) the weighted average Maximum Mortgage Rates minus the weighted average Expense Fee Rate of the adjustable-rate Mortgage Loans in the related Loan Group and (ii) the weighted average Net Mortgage Rates of the fixed-rate Mortgage Loans in the related Loan Group. For the Class M-1, Class M-2 and Class B Certificates and any Distribution Date, an annual rate equal to the weighted average of (i) the weighted average Maximum Mortgage Rates minus the weighted average Expense Fee Rate of the adjustable-rate Mortgage Loans in Loan Group 1 and Loan Group 2 and (ii) the weighted average Net Mortgage Rates of the fixed-rate Mortgage Loans in Loan Group 1 and Loan Group 2. All weighted averages calculated hereunder shall be based on Stated Principal Balance of the applicable Mortgage Loans as of the first day of the related Collection Period.

     Maximum-F Interest Rate: 12.00% per annum.

     Maximum Mortgage Rate: With respect to each Mortgage Loan having an adjustable-rate Mortgage Rate, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

     Minimum Mortgage Rate: With respect to each Mortgage Loan having an adjustable-rate Mortgage Rate, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

     Monthly Excess Cashflow: For any Distribution Date, an amount equal to the sum of the Monthly Excess Interest and Overcollateralization Release Amount, if any, for such date.

     Monthly-F Excess Cashflow: For any Distribution Date, an amount equal to the sum of the Monthly-F Excess Interest and Overcollateralization-F Release Amount, if any, for such date.

     Monthly Excess Interest: As to any Distribution Date, the Interest Remittance Amount remaining after the application of payments pursuant to clauses A. through G. of Section 4.02(a) and the Principal Payment Amount remaining after the application of payments pursuant to clauses A. through E. of Section 4.02(c) or 4.02(e), as applicable.

     Monthly-F Excess Interest: As to any Distribution Date, the Interest Remittance Amount remaining after the application of payments pursuant to clauses A. through H. of Section 4.02(b) and the Principal-F Payment Amount remaining after the application of payments pursuant to clauses A. through F. of Section 4.02(d) or 4.02(f), as applicable.

     Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.04.

     Moody's: Moody's Investors Service, Inc., or any successor thereto. For purposes of Section 10.05(b) \the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: Residential Pass-Through Monitoring, or such other address as Moody's may hereafter furnish to the Depositor, the Servicer and the Trustee.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

     Mortgage File: The Mortgage documents listed in Section 2.01(b) hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee or the Custodian to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property. Such mortgage loans include conventional, adjustable-rate and fixed-rate, fully amortizing and balloon, first lien residential mortgage loans, all of which have original terms to stated maturity of up to 30 years.

     Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Seller to reflect the addition of Qualified Substitute Mortgage Loans and the purchase of Mortgage Loans pursuant to Section 2.02 or 2.03) transferred to the Trustee as part of the Trust

Fund and from time to time subject to this Agreement, attached hereto as
Schedule I, setting forth the following information with respect to each Mortgage Loan by Loan Group:

          (i) the Mortgage Loan identifying number;

          (ii) the Mortgagor's name;

          (iii) the street address of the Mortgaged Property including the state and zip code;

          (iv) a code indicating the type of Mortgaged Property and the occupancy status;

          (v) a code indicating the servicer;

          (vi) the original months to maturity;

          (vii) a code indicating the Loan-to-Value Ratio at origination;

          (viii) the Mortgage Rate as of the Cut-off Date;

          (ix) the stated maturity date;

          (x) the amount of the Scheduled Payment as of the Cut-off Date;

          (xi) the original principal amount of the Mortgage Loan;

          (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

          (xiii) the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

          (xiv) a code indicating whether a Prepayment Premium is required to be paid in connection with a prepayment of the Mortgage Loan and the amount of the Prepayment Premium;

          (xv) an indication whether the Mortgage Loan accrues interest at an adjustable Mortgage Rate or a fixed Mortgage Rate and whether such Mortgage Loan is a Simple Interest Mortgage Loan;

          (xvi) the Index that is associated with such Mortgage Loan, if applicable;

          (xvii) the Gross Margin, if applicable;

          (xviii) the Periodic Rate Cap, if applicable;

          (xix) the Minimum Mortgage Rate, if applicable;

          (xx) the Maximum Mortgage Rate, if applicable;

          (xxi) the first Adjustment Date after the Cut-off Date, if applicable; and

          (xxii) the rate at which any lender paid Primary Insurance Policy premium is calculated, if applicable.

     With respect to the Mortgage Loans in the aggregate, each Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date:

          (xxiii) the number of Mortgage Loans;

          (xxiv) the current aggregate principal balance of the Mortgage Loans as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

          (xxv) the weighted average Mortgage Rate of the Mortgage Loans; and

          (xxvi) a field indicating the applicable Custodian as of the Closing Date.

     Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     Mortgage Pool: All of the Mortgage Loans.

     Mortgage Rate: The annual rate of interest borne by a Mortgage Note.

     Mortgaged Property: The underlying real property securing a Mortgage
Loan.

     Mortgagor: The obligor(s) on a Mortgage Note.

     Net Excess Spread: With respect to any Distribution Date and Loan Group 1 and Loan Group 2, a fraction, expressed as a percentage, the numerator of which is equal to the excess of (i) the aggregate Stated Principal Balance for such Distribution Date of the Mortgage Loans in Loan Group 1 and Loan Group 2, multiplied by the product of (a) the Net WAC Rate of Loan Group 1 and Loan Group 2 and (b) the actual number of days elapsed in the related Accrual
Period divided by 360, over (ii) the aggregate Current Interest for such Distribution Date for the Group 1 and Group 2 Certificates, and the denominator of which is an amount equal to the Aggregate Loan Group Collateral Balance of Loan Group 1 and Loan Group 2 for such Distribution Date, multiplied by the actual number of days elapsed in the related Accrual Period divided by 360.

     Net-F Excess Spread: With respect to any Distribution Date and Loan Group 3, a fraction, expressed as a percentage, the numerator of which is equal to the excess of (i) the aggregate Stated Principal Balance for such Distribution Date of the Mortgage Loans in Loan Group 3, multiplied by the Net WAC Rate for Loan Group 3, over (ii) the aggregate Current Interest for such Distribution Date for the Group 3 Certificates, and the denominator of which is an amount equal to the Aggregate Loan Group Collateral Balance of Loan Group 3 for such Distribution Date.

     Net Funds Cap: Any of the Class A-1 Net Funds Cap, the Class A-2 and Class A-3 Net Funds Cap, the Class A-IO Net Funds Cap, the Group 3 Net Funds Cap, or the Subordinate Net Funds Cap, as applicable.

     Net Liquidation Proceeds: Liquidation Proceeds, net of (1) unreimbursed, reasonable out-of-pocket expenses and (2) unreimbursed Servicing Fees, Servicing Advances and Advances.

     Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the related Expense Fee Rate.

     Net Simple Interest Excess: For each Loan Group, as of any Distribution Date, the excess, if any, of the aggregate amount of Simple Interest Excess over the amount of Simple Interest Shortfall on the Mortgage Loans in the related Loan Group.

     Net Simple Interest Shortfall: For each Loan Group, as of any Distribution Date, the excess, if any, of the aggregate amount of Simple Interest Shortfall over the amount of Simple Interest Excess on the Mortgage Loans in the related Loan Group.

     Net WAC Rate: As to any Distribution Date and Loan Group, a rate equal to the weighted average of the Net Mortgage Rates on the related Mortgage Loans for the related Collection Period, weighted on the basis of the Stated Principal Balances of such Mortgage Loans as of the first day of the related Collection Period.

     Nonrecoverable Advance: With respect to any Mortgage Loan, any portion of an Advance or a Servicing Advance previously made or proposed to be made by the related Servicer that, in the good faith judgment of such Servicer, will not be ultimately recoverable by such Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

     Notional Amount: Either the Class A-F-IO Notional Amount or the Class A-IO Notional Amount.

     Notional Amount Certificates: As specified in the Preliminary Statement.

     Ocwen: Ocwen Federal Bank FSB, a federally chartered savings bank, and its successors and assigns.

     Ocwen Serviced Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule.

     Offered Certificates: As specified in the Preliminary Statement.

     Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President or the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of a

Servicer or any certificate of any Servicing Officer, and delivered to the Depositor or the Trustee, as the case may be, as required by this Agreement.

     Olympus: Olympus Servicing, L.P., a Delaware limited partnership, and its successors and assigns.

     Olympus Serviced Loans: The Mortgage Loans, identified as such on the Mortgage Loan Schedule, for which Olympus is the applicable Servicer and if Olympus is the Special Servicer, any Special Serviced Mortgage Loan.

     Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or a Servicer, including in-house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Servicers, (ii) not have any material direct financial interest in the Depositor or the Servicers or in any affiliate of either, and (iii) not be connected with the Depositor or the Servicers as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. The cost of any Opinion of Counsel, except as otherwise specifically provided herein, shall not be at the expense of the Trustee.

     Optimal Interest Remittance Amount: For any Distribution Date and Loan Group, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period less the product of (a) the FSA Premium Rate multiplied by (b) the aggregate Class Principal Balance of either
(i) the Class A-1 Certificates or (ii) the Class A-2 and Class A-3 Certificates or (iii) the Class A-F Certificates, as applicable for such Loan Group, divided by the applicable Aggregate Loan Group Collateral Balance as of the first day of the related Collection Period, divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding Distribution Date, over (ii) any expenses that reduce the Interest Remittance Amount for that Loan Group which did not arise as a result of a default or delinquency of the related Mortgage Loans.

     Optional Termination Date: The first Distribution Date on which Olympus may exercise its right to purchase Mortgage Loans in a Loan Group pursuant to
Section 9.01.

     OTS: The Office of Thrift Supervision.

     Outsourcer: As defined in Section 3.02 herein.

     Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

          (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

          (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

     Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Payoff prior to such Due Date and which did not become a Liquidation Mortgage Loan prior to such Due Date.

     Overcollateralization Amount: For any Distribution Date and the Group 1 and Group 2 Certificates, an amount equal to the amount, if any, by which (x) the Aggregate Loan Group Collateral Balance of Loan Group 1 and Loan Group 2 for such Distribution Date exceeds (y) the aggregate Class Principal Balance of the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2 and Class B Certificates after giving effect to payments on such Distribution Date.

     Overcollateralization-F Amount: For any Distribution Date and the Group 3 Certificates, an amount equal to the amount, if any, by which (x) the Aggregate Loan Group Collateral Balance of Loan Group 3 for such Distribution Date exceeds (y) the aggregate Class Principal Balance of the Class A-F, Class R, Class M-F-1, Class M-F-2 and Class B-F Certificates after giving effect to payments on such Distribution Date.

     Overcollateralization Deficiency: For any Distribution Date and the Group 1 and Group 2 Certificates, will be equal to the amount, if any, by which (x) the Targeted Overcollateralization Amount for such Distribution Date exceeds
(y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after giving effect to the reduction on such Distribution Date of the aggregate Class Principal Balance of the Group 1 and Group 2 Certificates resulting from the payment of the Principal Payment Amount on such Distribution Date, but prior to allocation of any related Applied Loss Amount on such Distribution Date.

     Overcollateralization-F Deficiency: For any Distribution Date and the Group 3 Certificates, will be equal to the amount, if any, by which (x) the Targeted-F Overcollateralization Amount for such Distribution Date exceeds (y) the Overcollateralization-F Amount for such Distribution Date, calculated for this purpose after giving effect to the reduction on such Distribution Date of the aggregate Class Principal Balance of the Group 3 Certificates resulting from the payment of the Principal-F Payment Amount on such Distribution Date, but prior to allocation of any related Applied Loss Amount on such Distribution Date.

     Overcollateralization Release Amount: For any Distribution Date, an amount equal to the lesser of (x) the Principal Remittance Amounts for Loan Group 1 and Loan Group 2 for such Distribution Date and (y) the amount, if any, by which (1) the Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of such aggregate Principal Remittance Amounts for such date is applied on such date in reduction of the aggregate of the Class Principal Balances of the Group 1 and Group 2 Certificates, exceeds (2) the Targeted Overcollateralization Amount for such date.

     Overcollateralization-F Release Amount: For any Distribution Date, an amount equal to the lesser of (x) the Principal Remittance Amount for Loan Group 3 for such Distribution Date and (y) the amount, if any, by which (1) the Overcollateralization-F Amount for such date, calculated for this purpose on the basis of the assumption that 100% of such Principal Remittance Amount for such date is applied on such date in reduction of the aggregate of the

Class Principal Balances of the Group 3 Certificates, exceeds (2) the Targeted-F Overcollateralization Amount for such date.

     Overfunded Interest Amount: With respect to any Subsequent Transfer Date and either Loan 1 and Loan Group 2, the excess of (A) the amount on deposit in the Capitalized Interest Account for such Loan Groups on such date over (B) the excess of (i) the amount of interest accruing at the sum of the (a) assumed weighted average Pass-Through Rate of the related Offered Certificates and (b) the related Applicable Rate on the related Prefunded Amount outstanding at the end of the related Collection Period for the total number of days remaining through the end of the Accrual Periods ending March 24, 2002, April 24, 2002 and May 24, 2002 over (ii) one month of investment earnings on the amount on deposit in the Capitalized Interest Account for such Loan Group or Groups on such date at an annual rate of 1.25%. The assumed weighted average Pass-Through Rate will be calculated assuming the Certificate Index is 2.10% for any Subsequent Transfer Date prior to the April 2002 Distribution Date and 2.35% for any Subsequent Transfer Date prior to the May 2002 Distribution Date. With respect to any Subsequent Transfer Date and Loan Group 3, the excess of (A) the amount on deposit in the Capitalized Interest Account for such Loan Group on such date over (B) the excess of (i) the amount of interest accruing at the sum of the (a) weighted average Pass-Through Rate of the related Offered Certificates and (b) the related Applicable Rate on the related Prefunded Amount outstanding at the end of the related Collection Period for the total number of days (assuming 30 day months) remaining through the end of the Accrual Periods ending March 24, 2002, April 24, 2002 and May 24, 2002 over (ii) one month of investment earnings on the amount on deposit in the Capitalized Interest Account for such Loan Group on such date at an annual rate of 1.25%.

     Ownership Interest: As to any Residual Certificate, any ownership or security interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     Pass-Through Rate: With respect to the any Class of LIBOR Certificates and any Distribution Date, a per annum rate equal to the lesser of (x) the related Certificate Index for such Distribution Date, plus the related Certificate Margin and (y) the applicable Net Funds Cap for such Distribution Date. With respect to the Class A-IO Certificates and any Distribution Date, a per annum rate equal to the lesser of (a) the excess, if any, of 8.00% over the Certificate Index for such Distribution Date and (b) the Class A-IO Net Funds Cap. With respect to the Class X Certificates, the rate set forth in the Preliminary Statement. With respect to the Class A-F, Class R, Class M-F-1, Class M-F-2 and Class B-F Certificates and any Distribution Date, a per annum rate equal to the lesser of (a) 5.510%, 5.510%, 6.940%, 7.420% and 7.880%, respectively and (b) the Group 3 Net Funds Cap. With respect to the Class A-F-IO Certificates and any Distribution Date, a per annum rate of 5.500%. With respect to the Class X-F Certificates, the rate set forth in the Preliminary Statement.

     Payahead: Any Scheduled Payment intended by the related Mortgagor to be applied in a Collection Period subsequent to the Collection Period in which such payment was received.

     Payoff: Any payment of principal on a Mortgage Loan equal to the entire outstanding principal balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

     Percentage Interest: As to any Certificate, either the percentage set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

     Performance Standards: The standards set forth in Exhibit R herein.

     Permitted Transferee: Any person other than a Disqualified Organization or a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity (treated as a corporation or partnership for federal income tax purposes) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI. The terms "United States" and "State" shall have the meanings set forth in section 7701 of the Code or successor provisions.

     Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

     Physical Certificates: As specified in the Preliminary Statement.

     Preference Claim: As defined in Section 4.07(k) herein.

     Prefunded Amount: The amount deposited in the Prefunding Account on the Closing Date, which shall equal $177,175,251. Approximately $104,530,637 of the Prefunded Amount will be used to purchase additional Group 1 Mortgage Loans, approximately $46,684,072 of the Prefunded Amount will be used to purchase additional Group 2 Mortgage Loans and approximately $25,960,542 of the Prefunded Amount will be used to purchase additional Group 3 Mortgage Loans.

     Prefunding Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.06 in the name of the Trustee for the benefit of the Certificateholders and designated "U.S. Bank National Association, in trust for registered holders of CSFB Mortgage Pass-Through Certificates, CSFB ABS Trust Series 2002-HE4" Funds in the Prefunding Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement and shall not be a part of any REMIC created hereunder; provided, however, that any investment income earned from Permitted Investments made with funds in the Prefunding Account shall be for the account of the Depositor.

     Prefunding Period: The period from the Closing Date until the earlier of
(i) the date on which the amount on deposit in the Prefunding Account is reduced to zero, or (ii) an Event of Default occurs or (iii) May 24, 2002.

     Prepayment Interest Shortfall: As to any Distribution Date, Mortgage Loan and Principal Prepayment in full, other than Principal Prepayments in full that occur during the portion of the Prepayment Period that is in the same calendar month as the Distribution Date, the difference between (i) one full month's interest at the applicable Mortgage Rate, as reduced by the Servicing Fee Rate on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest due and actually received from the related Mortgagor that accrued during the month immediately preceding such Distribution Date with respect to such Mortgage Loan in connection with such Principal Prepayment, as reduced by the Servicing Fee.

     Prepayment Premium: With respect to each Mortgage Loan, the prepayment charge or penalty interest required to be paid by the Mortgagor in connection with a prepayment of the related Mortgage Loan, as provided in the related Mortgage Note or Mortgage, and as specified on the Mortgage Loan Schedule.

     Prepayment Period: With respect to any Distribution Date and any Payoff, the period from the fifteenth day of the calendar month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, from the Cut-Off Date) through the fourteenth day of the month in which such Distribution Date occurs. With respect to any Distribution Date and any Curtailment, the calendar month preceding such Distribution Date.

     Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

     Principal Payment Amount: For any Distribution Date, an amount equal to the Principal Remittance Amounts for Loan Group 1 and Loan Group 2 for such date minus the related Overcollateralization Release Amount, if any, for such date.

     Principal-F Payment Amount: For any Distribution Date, an amount equal to the Principal Remittance Amount for Loan Group 3 for such date minus the related Overcollateralization-F Release Amount, if any, for such date.

     Principal Prepayment: Any payment of principal on a Mortgage Loan which constitutes a Payoff or Curtailment.

     Principal Remittance Amount: For any Distribution Date and any Loan Group, an amount equal to the sum of (1) all principal collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans in the related Loan Group during the related Collection Period (less unreimbursed Advances, Servicing Advances and other amounts due to a Servicer and the Trustee with respect to such Mortgage Loans, to the extent allocable to principal) and the principal portion of Payaheads previously received and intended for application in the related Collection Period, (2) all Principal Prepayments on the Mortgage Loans received during the related Prepayment Period, (3) the outstanding principal balance of each such Mortgage Loan that was repurchased by the Seller or a Servicer during the calendar month immediately preceding such Distribution Date, (4) the portion of any Substitution Adjustment Amount paid with respect to any Deleted Mortgage Loans during the calendar month immediately preceding such Distribution Date allocable to principal, (5) all Net Liquidation Proceeds and other recoveries (net of unreimbursed Advances, Servicing Advances and other expenses, to the extent allocable to principal) collected with respect to such Mortgage Loans during the calendar month immediately preceding such Distribution Date, to the extent allocable to principal, (6) with respect to Loan Group 1, the portion of the Class X-F Distributable Amount required to be included in distributions to the holders of the Group 1 and Group 2 Certificateholders pursuant to
Section 4.02(j), and (7) with respect to the May 2002 Distribution Date, any amounts remaining in the Prefunding Account (other than investment earnings thereon) in respect of that Loan Group.

     Private Certificates: As specified in the Preliminary Statement.

     Prospectus Supplement: The Prospectus Supplement dated February 22, 2002 relating to the Offered Certificates.

     PUD: Planned Unit Development.

     Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

     Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution (or, in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate Stated Principal Balance), not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan;
(iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) if the Deleted Mortgage Loan is an adjustable-rate Mortgage Loan have a Maximum Mortgage Rate and Minimum Mortgage Rate not less than the respective rates for the Deleted Mortgage Loan, have a Gross Margin equal to or greater than the Deleted Mortgage Loan and have the same Index as the Deleted Mortgage Loan and (vi) comply with each representation and warranty set forth in Section 2.03(b).

     Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     Ratings: As of any date of determination, the ratings, if any, of the Certificates as assigned by the Rating Agencies.

     Realized Loss: With respect to each Liquidation Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidation Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the related Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the related Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidation Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidation Mortgage Loan.

     Realized Loss Percentage: For the purposes of the Fairbanks Termination Test and with respect to the Fairbanks Serviced Loans and any Distribution Date, the percentage produced by the following calculation: (i) the aggregate amount of cumulative Realized Losses incurred on the related Mortgage Loans from the Cut-off Date through the last day of the related Due Date, minus (ii) any amount received with respect to Realized Losses on the related Mortgage Loans subsequent to a Final Recovery Determination being made with respect to such Mortgage Loans, divided by (iii) the aggregate Cut-off Date Principal Balance of the related Mortgage Loans.

     Reduced Applied Loss Amount: As defined in Section 4.03 herein.

     Record Date: With respect to any Class of Physical Certificates and any Distribution Date, the last day of the calendar month preceding the month in which such Distribution Date occurs. With respect to any Class of Certificates that is not a Physical Certificate and any Distribution Date, the Business Day immediately preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates for such Certificates are available pursuant to Section 5.02, the Record Date shall be the last day of the calendar month preceding the month in which such Distribution Date occurs.

     Reference Bank Rate: As to any Accrual Period relating to the LIBOR Certificates as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 a.m., London time, on the Interest Determination Date prior to the first day of such Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the LIBOR Certificates; provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by Olympus , as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the LIBOR Certificates. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Accrual Period.

     Reference Banks: Three major banks that are engaged in the London interbank market, selected by Olympus, as identified in writing to the Trustee.

     Regular Certificates: As specified in the Preliminary Statement.

     Reimbursement Amounts: As defined in Section 3.22(a) herein.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC I: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made consisting of (i) the Group 1 and Group 2 Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Group 1 and Group 2 Mortgage Loans under all insurance policies, including the Primary Insurance Policy, required to be maintained pursuant to this Agreement and any proceeds thereof and, (iv) the Collection Account and the Certificate Account (subject to the last sentence of this definition) and such assets that are deposited therein from time to time and any investments thereof. Notwithstanding the foregoing, however, a REMIC election will not be made with respect to the Basis Risk Reserve Fund, the Basis-F Risk Reserve Fund, the Capitalized Interest Account or the Prefunding Account.

     REMIC II: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made consisting of (i) such Group 3 Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Group 3 Mortgage Loans under all insurance policies, including the Primary Insurance Policy, required to be maintained pursuant to this Agreement and any proceeds thereof and, (iv) the Collection Account and the Certificate Account (subject to the last sentence of this definition) and such assets that are deposited therein from time to time and any investments thereof. Notwithstanding the foregoing, however, a REMIC election will not be made with respect to the Basis Risk Reserve Fund, the Basis-F Risk Reserve Fund, the Capitalized Interest Account or the Prefunding Account.

     REMIC III: The segregated pool of assets consisting of all of the Subsidiary REMIC Regular Interests conveyed in trust to the Trustee, for the benefit of the Holders of the Regular Certificates and the Master REMIC Residual Interests, pursuant to Article II hereunder, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Repurchase Price: With respect to any Mortgage Loan required to be purchased by the Seller pursuant to this Agreement or purchased at the option of the Special Servicer pursuant to Section 3.12(g) of this Agreement, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase and (ii) accrued and unpaid interest thereon at the applicable Mortgage Rate (reduced by the Servicing Fee Rate if the purchaser of the Mortgage Loan is also the Servicer thereof) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Repurchase Price is to be distributed to Certificateholders.

     Request for Release: The Request for Release submitted by a Servicer to the Custodian substantially in the form of Exhibit M.

     Required Basis Risk Reserve Fund Amount: With respect to any Distribution Date on which the Net Excess Spread is less than 0.25%, the lesser of (a) $15,000 and (b) the product of 0.50% and the Aggregate Loan Group Collateral Balances of Loan Group 1 and Loan Group 2. With respect to any Distribution Date on which the Net Excess Spread is equal to or greater than 0.25%, $5,000.

     Required Basis Risk Reserve Fund Deposit: With respect to any Distribution Date, the excess, if any, of the Required Basis Risk Reserve Fund Amount for such Distribution Date over the amount on deposit in the Basis Risk Reserve Fund at the close of business on the Business Day immediately preceding such Distribution Date.

     Required Basis-F Risk Reserve Fund Amount: With respect to any Distribution Date on which the Net-F Excess Spread is less than 0.25%, the lesser of (a) $15,000 and (b) the product of 0.50% and the Aggregate Loan Group Collateral Balance of Loan Group 3. With respect to any Distribution Date on which the Net Excess Spread is equal to or greater than 0.25%, $5,000.

     Required Basis-F Risk Reserve Fund Deposit: With respect to any Distribution Date, the excess, if any, of the Required Basis-F Risk Reserve Fund Amount for such Distribution Date over the amount on deposit in the Basis-F Risk Reserve Fund at the close of business on the Business Day immediately preceding such Distribution Date.

     Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

     Residual Certificates: As specified in the Preliminary Statement.

     Responsible Officer: When used with respect to the Trustee, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or any other officer or employee of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject and in each case who shall have direct responsibility for the administration of this Agreement.

     Rolling Three Month Delinquency Rate: For any Distribution Date and Loan Group 1 and Loan Group 2, will be the fraction, expressed as a percentage, equal to the average of the related Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

     Rolling-F Three Month Delinquency Rate: For any Distribution Date and Loan Group 3, will be the fraction, expressed as a percentage, equal to the average of the related Delinquency-F Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

     S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. For purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor, the Servicer and the Trustee.

     SAIF: The Savings Association Insurance Fund, or any successor thereto.

     Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

     Securities Act: The Securities Act of 1933, as amended.

     Seller: DLJMC.

     Senior Certificates: As specified in the Preliminary Statement.

     Senior Enhancement Percentage: For any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Class Principal Balance of the Class M-1, Class M-2 and Class B Certificates and the Overcollateralization Amount (which, for purposes of this definition only, shall not be less than zero), in each case prior to giving effect to payments on such Distribution Date, and the denominator of which is the Aggregate Loan Group Collateral Balances of Loan Group 1 and Loan Group 2 for such Distribution Date.

     Senior-F Enhancement Percentage: For any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Class Principal Balance of the Class M-F-1, Class M-F-2 and Class B-F Certificates and the Overcollateralization-F Amount (which, for purposes of this definition only, shall not be less than zero), in each case prior to giving effect to payments on such Distribution Date, and the denominator of which is the Aggregate Loan Group Collateral Balance of Loan Group 3 for such Distribution Date.

     Senior Principal Payment Amount: For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the Class Principal Balance of the Class A-1, Class A-2 and Class A-3 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 64.98% and (ii) the Aggregate Loan Group Collateral Balances of Loan Group 1 and Loan Group 2 for such Distribution Date and (B) the amount, if any, by which (i) such Aggregate Loan Group Collateral Balances for such Distribution Date exceed (ii) 0.50% of such Aggregate Loan Group Collateral Balances as of the Cut-off Date.

     Senior-F Principal Payment Amount: For any Distribution Date on or after the Stepdown-F Date and as long as a Trigger-F Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the Class Principal Balance of the Class A-F Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 69.41% and (ii) the Aggregate Loan Group Collateral Balance of Loan Group 3 for such Distribution Date and (B) the amount, if any, by which (i) such Aggregate Loan Group Collateral Balance for such Distribution Date exceeds (ii) 0.50% of such Aggregate Loan Group Collateral Balance as of the Cut-off Date.

     Servicer: Olympus, Ocwen or Fairbanks, or its successors in interest, as applicable.

     Servicer Employee: As defined in Section 3.19 herein.

     Servicer Evaluation Trigger Date: With respect to Fairbanks and the Fairbanks Serviced Loans, any date on which subsection (b) of the related Fairbanks Termination Test occurs.

     Servicer Remittance Date: With respect to any Mortgage Loan and Distribution Date, the second Business Day prior to the Distribution Date.

     Servicer Termination Test: With respect to the Mortgage Loans serviced by a Servicer, other than Fairbanks, and each Determination Date, the Servicer Termination Test will be failed if the Total Expected Losses for such Mortgage Loans exceeds the applicable percentages set forth below with respect to such Determination Date:

           Determination Date Occurring In            Total Expected Losses
           -------------------------------            ---------------------
           March 2002 - February 2007                        12.00%

           March 2007 and thereafter                         18.00%


     Servicing Advance: All reasonable and customary "out of pocket" costs and expenses incurred in the performance by a Servicer of its servicing obligations, including, but not limited to, the cost (including reasonable attorneys' fees and disbursements) of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures and any litigation related to a Mortgage Loan, (iii) the management and liquidation of any REO Property including reasonable fees paid to any independent contractor in connection therewith,
(iv) compliance with the obligations under Section 3.10 or 3.12 and (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of a first lien Mortgage Loan, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to a Servicer to the extent provided in Sections 3.07(d)(ii) and 3.09(a)(ii),
(iii), (iv) and (vi).

     Servicing Advance Reimbursement Amounts: As defined in Section 3.22(a) herein.

     Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to one month's interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in
Section 3.15.

     Servicing Fee Rate: With respect to any Mortgage Loan, 0.50% per annum.

     Servicing File: With respect to each Fairbanks Serviced Loan, the Servicing File for such Mortgage Loan consisting of the following documents to the extent available:

          (i) Copy of the Mortgage File.

          (ii) Residential loan application.

          (iii) Mortgage Loan closing statement.

          (iv) Verification of employment and income, if applicable.

          (v) Verification of acceptable evidence of source and amount of downpayment.

          (vi) Credit report on Mortgagor.

          (vii) Residential appraisal report.

          (viii) Photograph of the Mortgaged Property.

          (ix) Survey of the Mortgaged Property.

          (x) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

          (xi) All required disclosure statements.

          (xii) If required in an appraisal, termite report, structural engineer's report, water potability and septic certification.

          (xiii) Sales Contract, if applicable.

     Servicing Officer: With respect to a Servicer, any officer of that Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by such Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended and delivered to the Trustee.

     Simple Interest Excess: As of any Distribution Date for each Simple Interest Qualifying Loan, the excess, if any, of (i) the portion of the monthly payment received from the Mortgagor for such Mortgage Loan allocable to interest with respect to the related Collection Period, over (ii) 30 days' interest on the Stated Principal Balance of such Mortgage Loan at the Mortgage Rate.

     Simple Interest Excess Sub-Account: For each Loan Group, a sub-account of the Collection Account established by Olympus, as Servicer, pursuant to
Section 3.07(f). The Simple Interest Excess Sub-Account shall be an Eligible Account.

     Simple Interest Mortgage Loan: Any Mortgage Loan for which the interest due thereon is calculated based on the actual number of days elapsed between the date on which interest was last paid through the date on which the most current payment is received.

     Simple Interest Qualifying Loan: As of any Determination Date, any Simple Interest Mortgage Loan that was neither prepaid in full during the related Collection Period, nor delinquent with respect to a payment that became due during the related Collection Period as of the close of business on the Determination Date following such Collection Period.

     Simple Interest Shortfall: As of any Distribution Date for each Simple Interest Qualifying Loan, the excess, if any, of (i) 30 days' interest on the Stated Principal Balance of all such Mortgage Loans at the Mortgage Rate, over
(ii) the portion of the monthly payment received from the Mortgagor for such Mortgage Loan allocable to interest with respect to the related Collection Period.

     Special Servicer: Olympus Servicing, L.P. or any successor in interest.

     Special Serviced Mortgage Loans: Mortgage Loans for which the Special Servicer acts as Servicer pursuant to Section 3.03.

     ST-AF Regular Interests: The ST-AF1 Regular Interest, the ST-AF2 Regular Interest, the ST-AF3 Regular Interest, the ST-AF4 Regular Interest, the ST-AF5 Regular Interest, the ST-AF6 Regular Interest, the ST-AF7 Regular Interest, the ST-AF8 Regular Interest, the ST-AF9 Regular Interest, the ST-AF10 Regular Interest, the ST-AF11 Regular Interest, the ST-AF12 Regular Interest, the ST-AF13 Regular Interest, the ST-AF14 Regular Interest, the ST-AF15 Regular Interest, the ST-AF16 Regular Interest, the ST-AF17 Regular Interest, the ST-AF18 Regular Interest, the ST-AF19 Regular Interest, the ST-AF20 Regular Interest, the ST-AF21 Regular Interest, the ST-AF22 Regular Interest, the ST-AF23 Regular Interest, and the ST-AF24 Regular Interest.

     Startup Day: The Closing Date.

     Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Curtailments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidation Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

     Stepdown Date: The date occurring on the later of (x) the Distribution Date in March 2005 and (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage Loans in Loan Group 1 and Loan Group 2 during the related Collection Period but before giving effect to payments on the Group 1 and Group 2 Certificates on such Distribution Date) is greater than or equal to approximately 35.02%.

     Stepdown-F Date: The date occurring on the later of (x) the Distribution Date in March 2005 and (y) the first Distribution Date on which the Senior-F Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage Loans in Loan Group 3 during the related Collection Period but before giving effect to payments on the Group 3 Certificates on such Distribution Date) is greater than or equal to 30.59%.

     Subordinate Certificates: As specified in the Preliminary Statement.

     Subordinate Group 1 Balance: For any Distribution Date will be the aggregate of the Stated Principal Balances of the Group 1 Mortgage Loans as of the last day of the related Collection Period less the Class Principal Balance of the Class A-1 Certificates.

     Subordinate Group 2 Balance: For any Distribution Date will be the aggregate of the Stated Principal Balances of the Group 2 Mortgage Loans as of the last day of the related Collection Period less the Class Principal Balance of the Class A-2 and Class A-3 Certificates.

     Subordinate Net Funds Cap: For any Distribution Date and the Class M-1, Class M-2 and Class B Certificates, will be a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Class A-2 and Class A-3 Net Funds Cap for such Distribution Date, weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

     Subsequent Cut-off Date: With respect to any Subsequent Mortgage Loan, the first day of the month in which such Mortgage Loan is transferred to the Trust.

     Subsequent Mortgage Loan: Any Mortgage Loan other than an Initial Mortgage Loan conveyed to the Trust Fund pursuant to Section 2.01 hereof and to a Subsequent Transfer Agreement, which Mortgage Loan shall be listed on the revised Mortgage Loan Schedule delivered pursuant to this Agreement and on Schedule A to such Subsequent Transfer Agreement. When used with respect to a single Subsequent Transfer Date, Subsequent Mortgage Loan shall mean a Subsequent Mortgage Loan conveyed to the Trust on that Subsequent Transfer Date.

     Subsequent Transfer Agreement: A Subsequent Transfer Agreement substantially in the form of Exhibit Q hereto, executed and delivered by the Depositor, DLJMC, the Servicers and the Trustee as provided in Section 2.01 hereof.

     Subsequent Transfer Date: For any Subsequent Transfer Agreement, the date the related Subsequent Mortgage Loans are transferred to the Trust pursuant to the related Subsequent Transfer Agreement.

     Subservicer: Any Subservicer which is subservicing any of the Mortgage Loans pursuant to a Subservicing Agreement. Any subservicer shall meet the qualifications set forth in Section 3.02.

     Subservicing Agreement: An agreement between a Servicer and a Subservicer for the servicing of the related Mortgage Loans.

     Subsidiary REMIC Regular Interests: Each of the uncertificated REMIC regular interests issued by REMIC I and REMIC II.

     Subsidiary REMIC Residual Interests: Each of the residual interests issued by REMIC I and REMIC II.

     Substitution Adjustment Amount: As defined in Section 2.03 herein.

     Targeted Overcollateralization Amount: For any Distribution Date prior to the Stepdown Date, 3.50% of the Aggregate Loan Group Collateral Balances of Loan Group 1 and Loan Group 2 as of the Cut-off Date; with respect to any Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, the greater of (a) 7.00% of the Aggregate Loan Group Collateral Balances of Loan Group 1 and Loan Group 2 for such Distribution Date, or (b) 0.50% of the Aggregate Loan Group Collateral Balances of Loan Group 1 and Loan Group 2 as of the Cut-off Date; with respect to any Distribution Date on or after the Stepdown Date with respect to which a Trigger Event has occurred and is continuing, the Targeted Overcollateralization Amount for the Distribution Date immediately preceding such Distribution Date; provided, however, that the Targeted Overcollateralization Amount shall not exceed the aggregate Class Principal Balances of the Group 1 and Group 2 Certificates.

     Targeted-F Overcollateralization Amount: For any Distribution Date prior to the Stepdown-F Date, 2.25% of the Aggregate Loan Group Collateral Balance of Loan Group 3 as of the Cut-off Date; with respect to any Distribution Date on or after the Stepdown-F Date and with respect to which a Trigger-F Event has not occurred, the greater of (a) 4.50% of the Aggregate Loan Group Collateral Balance of Loan Group 3 for such Distribution Date, or (b) 0.50% of the Aggregate Loan Group Collateral Balance of Loan Group 3 as of the Cut-off Date; with respect to any Distribution Date on or after the Stepdown-F Date with respect to which a Trigger-F Event has occurred and is continuing, the Targeted-F Overcollateralization Amount for the Distribution Date immediately preceding such Distribution Date; provided, however, that the Targeted-F Overcollateralization Amount shall not exceed the aggregate Class Principal Balance of the Group 3 Certificates.

     Telerate Page 3750: The display designated as page 3750 on Bridge Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

     Total Expected Losses: With respect to the Mortgage Loans serviced by each Servicer and any Determination Date, the fraction, the numerator of which is the sum of (i) the Stated Principal Balance of such Mortgage Loans 30-59 days Delinquent multiplied by 0.1075, (ii) the Stated Principal Balance of Mortgage Loans 60-89 days Delinquent multiplied by 0.2150, (iii) the Stated Principal Balance of Mortgage Loans 90 or more days Delinquent multiplied by
0.4300 and (iv) the Stated Principal Balance of Mortgage Loans in foreclosure and REO property multiplied by 0.4300, and the denominator of which is the aggregate Cut-off Date Principal Balance of such Mortgage Loans (including any Subsequent Mortgage Loans).

     Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

     Trigger Event: A Trigger Event will occur for any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds 43.00% of the Senior Enhancement Percentage for such Distribution Date.

     Trigger-F Event: A Trigger-F Event will occur for any Distribution Date if the Rolling-F Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds 49.00% of the Senior-F Enhancement Percentage for such Distribution Date.

     Trust: CSFB ABS Trust Series 2002-HE4 established pursuant to this
Agreement.

     Trust Fund: The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the Cut-off Date; (ii) the Collection Accounts (including any Simple-Interest Excess Sub-Account), the Certificate Account, the Prefunding Account, Capitalized Interest Account, the Basis Risk Reserve Fund and Basis-F Risk Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure after the applicable Cut-off Date; (iv) the Depositor's rights under the Assignment and Assumption Agreement; (v) the FSA Policy, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

     Trustee: U.S. Bank National Association, in its capacity as trustee under this agreement and assigns in such capacity.

     Trustee Fee: The fee payable to the Trustee on each Distribution Date for its services as Trustee hereunder, in an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

     Trustee Fee Rate: 0.0012% per annum.

     Underwriters' Exemption: Prohibited Transaction Exemption 2000-58, 65 Fed. Reg. 67765 (2000), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

     Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 96% of all Voting Rights shall be allocated among the Class A-1, Class A-2, Class A-3, Class A-F, Class M-1, Class M-2, Class M-F-1, Class M-F-2, Class B and Class B-F Certificates. The portion of such 96% Voting Interests allocated to a Class of Class A-1, Class A-2, Class A-3, Class A-F, Class M-1, Class M-2, Class M-F-1, Class M-F-2, Class B and Class B-F Certificates shall be based on the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Balance then outstanding and the denominator of which is the Class Principal Balance of all such Classes then outstanding. The Class A-IO, Class A-F-IO, Class X and the Class X-F Certificates shall each be allocated 1% of the Voting Rights. Voting Rights shall be allocated among the Certificates within each such Class in accordance with their respective Percentage Interests. The Class R shall have no voting rights.

     SECTION 1.02 Interest Calculations.

     Interest on the LIBOR Certificates shall be calculated on the basis of a 360-day year and the actual number of days elapsed. The calculation of all fees and interest on the Class A-IO, Class A-F, Class A-F-IO, Class M-F-1, Class M-F-2, Class B-F, Class X and Class X-F Certificates shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

     SECTION 2.01 Conveyance of Mortgage Loans.

     (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee in trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to (i) subject to
Section 6.04(b), each Initial Mortgage Loan, including all interest and principal received or receivable on or with respect to such Initial Mortgage Loans after the Initial Cut-off Date and all interest and principal payments on the Initial Mortgage Loans received prior to the Initial Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on the Initial Mortgage Loans on or before the Initial Cut-off Date; (ii) any insurance policies in respect of the Initial Mortgage Loans; (iii) the Depositor's rights under the Assignment and Assumption Agreement, (iv) any such amounts as may be deposited into and held by the Trustee in the Prefunding Account and Capitalized Interest Account and (v) all proceeds of any of the foregoing. In addition, on or prior to the Closing Date, the Depositor shall cause FSA to deliver the FSA Policy to the Trustee.

     (b) In connection with the transfer and assignment set forth in clause
(a) above, the Depositor has delivered or caused to be delivered to the Custodian for the benefit of the Certificateholders, the documents and instruments with respect to each Mortgage Loan as assigned:

          (i) the electronic Mortgage Loan Schedule;

          (ii) (A) the original Mortgage Note bearing all intervening endorsements and including any riders to the Mortgage Note, endorsed "Pay to the order of __________, without recourse" and signed in the name of the last named endorsee by an authorized officer, or

               (B) with respect to any Lost Mortgage Note, a lost note affidavit stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

          (iii) the original of any guarantee executed in connection with the Mortgage Note (if any);

          (iv) the original Mortgage, with evidence of recording thereon, or copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a copy certified by or on behalf of the Seller indicating that such Mortgage has been delivered for recording. The return directions for the original Mortgage should indicate, when recorded, mail to the Seller;

          (v) the originals of all assumption, modification, consolidation or extension agreements (or, if an original of any of these documents has not been returned from the recording office, a copy thereof certified by or on behalf of the Seller, the original to be delivered to the Seller forthwith after return from such recording office) with evidence of recording thereon, if any;

          (vi) the original Assignment of Mortgage as appropriate, in recordable form, for the Mortgage Loan assigned in blank;

          (vii) the originals of any intervening recorded assignments of mortgage, showing a complete chain of assignment from origination to the last named assignee, including warehousing assignments, with evidence of recording thereon (or, if an original intervening Assignment of Mortgage has not been returned from the recording office, a copy thereof certified by or on behalf of the Seller, the original to be delivered to the Trustee forthwith after return from such recording office); and

          (viii) the original mortgage title insurance policy, or if the policy has not yet been issued, an original or copy of a marked-up written commitment or a pro forma title insurance policy marked as binding and countersigned by the title insurance company or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter.

     If the Seller delivers certified copies of any document or instrument set forth in Section 2.01(b) to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Seller shall deliver to the Custodian, within 60 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, and (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation.

     In the event that in connection with any Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements set forth above, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (a) or (b) above, or because the title policy has not been delivered to the Seller or the Depositor by the applicable title insurer in the case of clause (c) above, the Depositor shall promptly deliver to the Custodian, in the case of clause (a) or (b) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office and in the case of (c) above, such original title policy (together with all riders thereto), upon receipt from the applicable title insurer.

     As promptly as practicable subsequent to such transfer and assignment and delivery to it of each Assignment of Mortgage pursuant to clause (vii) above, and in any event, within thirty (30) days thereafter, the Trustee shall (at the Seller's expense) (i) affix the Trustee's name to each Assignment of Mortgage, as the assignee thereof, (ii) cause such Assignment of Mortgage to be completed in proper form for recording in the appropriate public office for real property records within thirty (30) days after receipt thereof and (iii) cause to be delivered for recording in the appropriate public office for real property records the Assignments of Mortgages to the Trustee, except that, with respect to any Assignment of Mortgage as to which the Trustee has not received the information required to prepare such Assignment of Mortgage in recordable form, the Trustee's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after the receipt thereof, and the Trustee need not cause to be recorded any Assignment of Mortgage which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller (at the Seller's expense) to the Trustee within twenty
(20) days of the Closing Date, acceptable to the Rating Agencies, the recordation of such Assignment of Mortgage is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

     (c) The Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee in trust for the benefit of the Certificateholders, without recourse, all right, title and interest in such Subsequent Mortgage Loans, including all interest and principal due on or with respect to such Subsequent Mortgage Loans on or after the related Subsequent Cut-off Date and all interest and principal payments on such Subsequent Mortgage Loans received prior to the Subsequent Cut-off Date in respect of installments of interest and principal due thereafter, but not including principal and interest due on such Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date, any insurance policies in respect of such Subsequent Mortgage Loans and all proceeds of any of the foregoing.

     (d) Upon one Business Day's prior written notice to the Trustee, the Servicers and the Rating Agencies, on any Business Day during the Prefunding Period designated by the Depositor, the Depositor, the applicable Servicers and the Trustee shall complete, execute and deliver a Subsequent Transfer Agreement so long as no Rating Agency has provided notice that the execution and delivery of such Subsequent Transfer Agreement will result in a reduction or withdrawal of the ratings assigned to the Certificates (without regard to the FSA Policy).

     The transfer of Subsequent Mortgage Loans and the other property and rights relating to them on a Subsequent Transfer Date is subject to the satisfaction of each of the following conditions:

          (i) each Subsequent Mortgage Loan conveyed on such Subsequent Transfer Date satisfies the representations and warranties applicable to it under this Agreement as of the applicable Subsequent Transfer Date; provided, however, that with respect to a breach of a representation and warranty with respect to a Subsequent Mortgage Loan, the obligation under
     Section 2.03(d) of this Agreement of the Seller to cure, repurchase or replace such Subsequent Mortgage Loan shall constitute the sole remedy against the Seller respecting such breach available to Certificateholders, the Depositor or the Trustee;

          (ii) the Trustee and the Rating Agencies are provided with an Opinion of Counsel or Opinions of Counsel, at the expense of the Depositor, with respect to the qualification of each REMIC as a REMIC, to be delivered as provided pursuant to Section 2.01(e);

          (iii) the Rating Agencies and the Trustee are provided with an Opinion of Counsel or Opinions of Counsel, at the expense of the Depositor, with respect to the characterization of the transfer of the Subsequent Mortgage Loans conveyed on such Subsequent Transfer Date as a sale, to be delivered as provided pursuant to Section 2.01(e); and

          (iv) the execution and delivery of such Subsequent Transfer Agreement or conveyance of the related Subsequent Mortgage Loans does not result in a reduction or withdrawal of any ratings assigned to the Certificates by the Rating Agencies (without regard to the FSA Policy);

          (v) no Subsequent Mortgage Loan conveyed on such Subsequent Transfer Date was 30 or more days contractually delinquent as of such date;

          (vi) the remaining term to stated maturity of such Subsequent Mortgage Loan will not exceed 30 years for fully amortizing loans or 15 years for balloon loans;

          (vii) such Subsequent Mortgage Loan will not have a current Mortgage Rate less than 5.50% per annum;

          (viii) the Depositor shall have deposited in the Collection Account all principal and interest collected with respect to the related Subsequent Mortgage Loans on or after the related Subsequent Cut-off Date;

          (ix) such Subsequent Mortgage Loan will not have a Loan-to-Value Ratio greater than 100.00%;

          (x) such Subsequent Mortgage Loan will have a principal balance not greater than $750,000;

          (xi) no Subsequent Mortgage Loan shall have a maturity date after May 2032;

          (xii) such Subsequent Mortgage Loan will not have an original Loan-to-Value Ratio greater than 100%;

          (xiii) such Subsequent Mortgage Loan will be otherwise acceptable to the Rating Agencies;

          (xiv) following the conveyance of the Subsequent Mortgage Loans on such Subsequent Transfer Date the characteristics of the Mortgage Loans in the Mortgage Pool will be as follows with respect to Loan Group 1 and Loan Group 2 (in the aggregate):

               (A) weighted average Mortgage Rate of at least 9.15% per annum;

               (B) a weighted average remaining term to stated maturity of less than 355 months;

               (C) a weighted average Loan-to-Value Ratio of not more than 81.0%;

               (D) no more than 3.50% of the Mortgage Loans by aggregate Cut-off Date Principal Balance will be balloon loans;

               (E) no more than 40.00% of the Mortgage Loans by aggregate Cut-off Date Principal Balance will be concentrated in one state; and

               (F) no more than 10.00% of the Mortgage Loans by aggregate Cut-off Date Principal Balance will relate to non-owner occupied properties;

     With respect to Loan Group 3:

               (A) weighted average Mortgage Rate of at least 8.85% per annum;

               (G) a weighted average remaining term to stated maturity of less than 350 months;

               (H) a weighted average Loan-to-Value Ratio of not more than 80.00%;

               (I) no more than 7.50% of the Mortgage Loans by aggregate Cut-off Date Principal Balance will be balloon loans;

               (J) no more than 20.00% of the Mortgage Loans by aggregate Cut-off Date Principal Balance will be concentrated in one state; and

               (K) no more than 10.00% of the Mortgage Loans by aggregate Cut-off Date Principal Balance will relate to non-owner occupied properties.

          (xv) neither the applicable Seller nor the Depositor shall be insolvent or shall be rendered insolvent as a result of such transfer;

          (xvi) no Event of Default has occurred hereunder;

          (xvii) the Depositor shall have delivered to the Trustee an Officer's Certificate confirming the satisfaction of each of these conditions precedent; and

          (xviii) each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

     (e) Upon (1) delivery to the Trustee by the Depositor of the Opinions of Counsel referred to in Sections 2.01(d)(ii) and (iii), (2) delivery to the Trustee by the Depositor of a revised Mortgage Loan Schedule reflecting the Subsequent Mortgage Loans conveyed on such Subsequent Transfer Date and the related Subsequent Mortgage Loans and (3) delivery to the Trustee by the Depositor of an Officer's Certificate confirming the satisfaction of each of the conditions precedent set forth in Section 2.01(d), the Trustee shall remit to the Depositor the Aggregate Subsequent Transfer Amount related to the Subsequent Mortgage Loans transferred by the Depositor on such Subsequent Transfer Date from funds in the Prefunding Account.

     The Trustee shall not be required to investigate or otherwise verify compliance with the conditions set forth in the preceding paragraph, except for its own receipt of documents specified above, and shall be entitled to rely on the required Officer's Certificate.

     SECTION 2.02 Acceptance by the Trustee of the Mortgage Loans.

     (a) The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit G and declares that it holds and will hold or will cause its agent to hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold or will cause its agent to hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it or the related Custodian will maintain possession of the Mortgage Notes in the State of Texas, State of California, State of Illinois or State of Minnesota, as directed by the Seller, unless otherwise permitted by the Rating Agencies.

     The Trustee agrees to deliver on the Closing Date to the Depositor, FSA and the Servicers an Initial Certification from each Custodian in the form annexed hereto as Exhibit G. Based on its review and examination, and only as to the documents identified in each such Initial Certification, each Custodian acknowledges that such documents appear regular on their face and relate to such Mortgage Loan. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

     Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor, the Seller, FSA and the Servicers a Final Certification in the form annexed hereto as Exhibit H, with any applicable exceptions noted thereon.

     If, in the course of such review, the Trustee is notified by any Custodian that any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01, the Trustee shall cause such Custodian to list such as an exception in the Final Certification; provided, however, that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates.

     The Seller shall promptly correct or cure such defect within 90 days from the date it is so notified of such defect and, if the Seller does not correct or cure such defect within such period, the Seller shall either (i) substitute for the related Mortgage Loan a Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (ii) purchase such Mortgage Loan from the Trustee within 90 days from the date the Seller was notified of such defect in writing at the Repurchase Price of such Mortgage Loan; provided, however, that if the cure, substitution or repurchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, then the Seller shall be given 720 days from the

Closing Date to cure such defect or substitute for, or repurchase such Mortgage Loan; and further provided, that the Seller shall have no liability for recording any Assignment of Mortgage in favor of the Trustee or for the Trustee's failure to record such Assignment of Mortgage, and the Seller shall not be obligated to repurchase or cure any Mortgage Loan as to which such Assignment of Mortgage is not recorded. The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage (a) which has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage. Such notice shall be delivered every 90 days thereafter until the related Mortgage is returned to the Trustee or the related Custodian. Any such substitution effected more than 90 days after the Closing Date shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof and any substitution shall not be effected prior to the additional delivery to the Trustee, or the related Custodian on its behalf, of a Request for Release substantially in the form of Exhibit M and the Mortgage File for any such Qualified Substitute Mortgage Loan. The Repurchase Price for any such Mortgage Loan shall be deposited by the Seller in the applicable Collection Account on or prior to the Business Day immediately preceding such Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit M hereto, the Trustee, or the related Custodian on its behalf, shall release the related Mortgage File to the Seller and shall execute and deliver at such entity's request such instruments of transfer or assignment prepared by such entity, in each case without recourse, as shall be necessary to vest in such entity, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto.

     The Trustee agrees to cause each Custodian to execute and deliver on the Subsequent Transfer Date to the Depositor, FSA and the Servicers a Subsequent Certification in the form annexed hereto as Exhibit G. Based on its review and examination, and only as to the documents identified in such Subsequent Certification, each Custodian shall acknowledge that such documents appear regular on their face and relate to such Subsequent Mortgage Loan. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

     Not later than 90 days after the end of the Prefunding Period, the Trustee shall cause each Custodian to deliver to the Depositor, FSA, the Seller and the Servicers a Final Certification with respect to the Subsequent Mortgage Loans in the form annexed hereto as Exhibit H with any applicable exceptions noted thereon.

     If, in the course of such review of the Mortgage Files relating to the Subsequent Mortgage Loans, a Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01, the Trustee shall cause such Custodian to list such as an exception in the Final Certification; provided, however that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Seller


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shall cure any such defect or repurchase or substitute for any such Mortgage
Loan in accordance with this Section 2.02(a).

     (b) It is understood and agreed that the obligation of the Seller to cure, substitute for or to repurchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against the Seller.

     (c) All of the Mortgage Files are being held pursuant to the Custodial Agreements. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance, inspection and release of the Mortgage Files pursuant to Sections 2.01, 2.02, 2.05, 3.12 shall be performed by the related Custodian. At the expense of DLJMC, the Trustee, from time to time, shall instruct or cause the instruction of each Custodian to deliver the Mortgage Files to the Trustee for completion and recordation of the Assignments of Mortgage.

     SECTION 2.03 Representations and Warranties of the Seller and Servicers.

     (a) Each of DLJMC, Olympus, Ocwen and Fairbanks in its capacity as Seller or Servicer, as applicable, hereby makes on behalf of themselves the representations and warranties set forth in Schedule IIA, Schedule IIB,
Schedule IIC and Schedule IID hereto, respectively, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the applicable Cut-off Date.

     (b) DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in Schedule III to the Depositor and the Trustee, as of the Closing Date, or the date specified therein, with respect to the Mortgage Loans identified on Schedule I hereto.

     (c) [Reserved.]

     (d) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. The Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made by it pursuant to Section 2.03(b) which materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders, it shall cure such breach in all material respects, and if such breach is not so cured, shall,
(i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Qualified Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Repurchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit M and the Mortgage File for any such Qualified Substitute Mortgage Loan. The Seller


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shall promptly reimburse the related Servicer and the Trustee for any actual out-of-pocket expenses reasonably incurred by the related Servicer or the Trustee in respect of enforcing the remedies for such breach. With respect to any representation and warranty described in this Section which are made to the best of the Seller's knowledge, if it is discovered by either the Depositor, the Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     With respect to any Qualified Substitute Mortgage Loan or Loans, the Seller shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01(b), with the Mortgage Note endorsed and the Mortgage assigned as required by Section
2.01. Scheduled Payments due with respect to Qualified Substitute Mortgage Loans in the Collection Period related to the Distribution Date in the month of substitution shall not be part of the Trust Fund and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for the related Collection Period and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Seller shall amend the related Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Seller shall deliver the amended Mortgage Loan Schedule to the Trustee and the Depositor. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the applicable Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall or shall cause the Custodian to release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Seller and shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

     For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be deposited in the applicable Collection Account by the Seller on or before the Business Day immediately preceding the related Servicer Remittance Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.



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     In the event that the Seller shall have repurchased a Mortgage Loan, the
Repurchase Price therefor shall be deposited in the related Collection Account pursuant to Section 3.06 on or before the Business Day immediately preceding the related Servicer Remittance Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Repurchase Price and receipt of a Request for Release in the form of Exhibit M hereto, the Trustee shall release or cause the Custodian to release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or substitute any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

     The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee, or to the related Custodian on the Trustee's behalf, for the benefit of the Certificateholders.

     SECTION 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

     The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan that, as of the Closing Date, assuming good title has been conveyed to the Depositor, the Depositor had good title to the Mortgage Loans and Mortgage Notes, and did not encumber the Mortgage Loans during its period of ownership thereof, other than as contemplated by the Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee, or to the related Custodian on the Trustee's behalf.

     SECTION 2.05   Delivery of Opinion of Counsel in Connection with
                    Substitutions.

     (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 shall be made more than 90 days after the Closing Date unless the Seller delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     (b) Upon discovery by the Depositor, the Seller, a Servicer, or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties. In


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

connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.03(d) with respect to substitutions are satisfied, a Qualified Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

     SECTION 2.06 Execution and Delivery of Certificates.

     The Trustee acknowledges receipt by each Custodian on its behalf of the documents identified in the Initial Certification in the form annexed hereto as Exhibit G and the amounts required to be deposited into the Prefunding Account, the Capitalized Interest Account, the Basis Risk Reserve Fund and the Basis-F Risk Reserve Fund and, concurrently with such receipt, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement according to its terms.

     SECTION 2.07 REMIC Matters.

     The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created by the Master REMIC. The "latest possible maturity date" for each of the Subsidiary and Intermediate REMIC Regular Interests shall be the same date as the "latest possible maturity date" of the Master REMIC Regular Interests. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "tax matters person" with respect to each REMIC hereunder shall be the holder of the Class R Certificate. The Trustee on behalf of the holders of the Class R Certificates shall act as agent for the "tax matters person". By its acceptance of a Class R Certificate, each holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trustee as its agent to act on behalf of each REMIC pursuant to the specific duties outlined herein. Each REMIC's fiscal year shall be the calendar year.

     SECTION 2.08 Covenants of the Servicers.

     Each Servicer hereby covenants to the Depositor and the Trustee for itself only as follows:

     (a) such Servicer shall comply in the performance of its obligations under this Agreement in all material respects with all reasonable rules and requirements of the insurer under each Primary Insurance Policy; and

     (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by such Servicer pursuant to this Agreement will contain any untrue statement of a material fact.


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

     SECTION 2.09 Conveyance of Subsidiary and Intermediate REMIC Regular Interests and Acceptance of Master REMIC, Respectively, by the Trustee; Issuance of Certificates.

     (a) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the Subsidiary REMIC Regular Interests to the Trustee for the benefit of REMIC III. The Trustee acknowledges receipt of the Subsidiary REMIC Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for REMIC III. The Trustee further acknowledges receipt of the Intermediate REMIC Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and ultimate benefit of the holders of the Certificates. The interests evidenced by the Master REMIC Residual Interest, together with the Regular Certificates, constitute the entire beneficial ownership interest in the Master REMIC.

     (b) Concurrently with (i) the assignment and delivery to the Trustee of REMIC I and REMIC II and REMIC III (including the Residual Interest in each such REMIC represented by the Subsidiary and Intermediate REMIC Residual Interests) and the acceptance by the Trustee thereof, pursuant to Section 2.01, Section 2.02 and Section 2.09(a) and (ii) the assignment and delivery to the Trustee of the Master REMIC (including the Residual Interest therein represented by the Master REMIC Residual Interest) and the acceptance by the Trustee thereof, pursuant to Section 2.09(b), the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R Certificates in authorized denominations evidencing the Subsidiary and Intermediate REMIC Residual Interests and the Master REMIC Residual Interest.



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                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

     SECTION 3.01 Servicers to Service Mortgage Loans.

     For and on behalf of the Certificateholders, each Servicer shall service and administer the related Mortgage Loans in accordance with the terms of this Agreement and with Accepted Servicing Practices. The obligations of each of Olympus, Ocwen and Fairbanks hereunder to service and administer the Mortgage Loans shall be limited to the Olympus Serviced Loans, the Ocwen Serviced Loans and the Fairbanks Serviced Loans, respectively; and with respect to the duties and obligations of each Servicer, references herein to "Mortgage Loans" or related "Mortgage Loans" shall be limited to the Olympus Serviced Loans, including the Special Serviced Mortgage Loans at any time Olympus is the Special Servicer (and the related proceeds thereof and related REO Properties), in the case of Olympus, the Ocwen Serviced Loans (and the related proceeds thereof and related REO Properties), in the case of Ocwen and the Fairbanks Serviced Loans (and the related proceeds thereof and related REO Properties), in the case of Fairbanks, and in no event shall any Servicer have any responsibility or liability with respect to any of the other Mortgage Loans. In connection with such servicing and administration, each Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, provided that a Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee or the Certificateholders under this Agreement. Each Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, each Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when such Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. Each Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable such Servicer to service and administer the Mortgage Loans to the extent that such Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to such Servicer.

     In accordance with the standards of the preceding paragraph, the Servicers shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall constitute Servicing Advances and shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.09. The costs incurred by a Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

     With respect to the Mortgage Loans, the Servicer of such Mortgage Loans agrees that, with respect to the Mortgagors of such Mortgage Loans, such Servicer shall accurately and fully report its borrower credit files to Equifax, Transunion & Experian in a timely manner.

     Each Servicer hereby acknowledges that, to the extent such Servicer has previously serviced some or all of the Mortgage Loans pursuant to another servicing agreement, the provisions contained in this Agreement shall supersede the provisions contained in such other servicing agreement.

     SECTION 3.02   Subservicing; Enforcement of the Obligations of
                    Subservicers.

     (a) The Mortgage Loans may be subserviced by a Subservicer on behalf of the related Servicer in accordance with the servicing provisions of this Agreement, provided that the Subservicer is a FNMA-approved lender or a FHLMC seller/servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by FNMA or for seller/servicer imposed by FHLMC, or which would require notification to FNMA or FHLMC. A Servicer may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by a Servicer of a Subservicer shall not release such Servicer from any of its obligations hereunder and such Servicer shall remain responsible hereunder for all acts and omissions of a Subservicer as fully as if such acts and omissions were those of a Servicer. The related Servicer shall pay all fees and expenses of any Subservicer engaged by such Servicer from its own funds.

     Notwithstanding the foregoing, each Servicer shall be entitled to outsource one or more separate servicing functions to a Person (each, an "Outsourcer") that does not meet the eligibility requirements for a Subservicer, so long as such outsourcing does not constitute the delegation of such Servicer's obligation to perform all or substantially all of the servicing of the related Mortgage Loans to such Outsourcer. In such event, the use by a Servicer of any such Outsourcer shall not release the related Servicer from any of its obligations hereunder and such Servicer shall remain responsible hereunder for all acts and omissions of such Outsourcer as fully as if such acts and omissions were those of the related Servicer, and the related Servicer shall pay all fees and expenses of the Outsourcer from such Servicer's own funds.

     (b) At the cost and expense of the related Servicer, without any right of reimbursement from the Depositor, Trustee, or the applicable Collection Account, the related Servicer shall be entitled to terminate the rights and responsibilities of its Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements set forth in Section 3.02(a); provided, however, that nothing contained herein shall be deemed to prevent or prohibit a Servicer, at the related Servicer's option, from electing to service the related Mortgage Loans itself. In the event that a Servicer's responsibilities and duties under this Agreement are terminated pursuant to Section 7.01, and if requested to do so by the Trustee, the related Servicer shall at its own cost and expense terminate the rights and responsibilities of its Subservicer as soon as is reasonably possible. The related Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of its Subservicer from such Servicer's own funds without any right of reimbursement from the Depositor, Trustee, or the applicable Collection Account.

     (c) Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between a Servicer and its Subservicer, a Servicer and its Outsourcer, or any reference herein to actions taken through the Subservicer, the Outsourcer, or otherwise, no Servicer shall be relieved of its obligations to the Depositor, Trustee or Certificateholders and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the related Mortgage Loans. A Servicer shall be entitled to enter into an agreement with its Subservicer and Outsourcer for indemnification of such Servicer by such Subservicer or Outsourcer, as applicable, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     For purposes of this Agreement, a Servicer shall be deemed to have received any collections, recoveries or payments with respect to the related Mortgage Loans that are received by a related Subservicer or Outsourcer regardless of whether such payments are remitted by the Subservicer or Outsourcer to the related Servicer.

     Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer, and the related Servicer alone, and the Depositor, the Trustee, the Special Servicer and the other Servicer shall have no obligations, duties or liabilities with respect to a Subservicer including no obligation, duty or liability to pay a Subservicer's fees and expenses.

     SECTION 3.03 Special Serviced Mortgage Loans

     If directed by the Special Servicer and solely at the Special Servicer's option, a Servicer shall transfer the servicing of any Mortgage Loan 91 days or more delinquent to the Special Servicer. The Special Servicer shall thereupon assume all of the rights and obligations of such Servicer hereunder arising thereafter and the related predecessor Servicer shall have no further responsibility with respect to such Mortgage Loan (except that the Special Servicer shall not be (i) liable for losses of such Servicer pursuant to
Section 3.06(e) or Section 3.10 hereof or for any acts or omissions of the related predecessor Servicer hereunder prior to the servicing transfer date,
(ii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof or (iii) deemed to have made any representations and warranties of such predecessor Servicer hereunder). Upon the transfer of the servicing of any such Mortgage Loan to the Special Servicer, the Special Servicer shall be entitled to the Servicing Fee and other compensation accruing after the servicing transfer date with respect to such Mortgage Loans pursuant to
Section 3.15.

     In connection with the transfer of the servicing of any Mortgage Loan to the Special Servicer, each Servicer shall, at the Special Servicer's expense, deliver to the Special Servicer all documents and records relating to such Mortgage Loans and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the servicing to the Special Servicer. On the servicing transfer date, the Special Servicer shall reimburse the related predecessor Servicer for all unreimbursed Advances, Servicing Advances and Servicing Fees relating to the Mortgage Loans for which the servicing is being transferred. The Special Servicer shall be entitled to be reimbursed pursuant to Section 3.09(a) or otherwise pursuant to this Agreement for all such Advances, Servicing Advances and Servicing Fees paid by the Special Servicer to the predecessor servicer pursuant to this Section 3.03. In addition, the Special Servicer shall amend the Mortgage Loan Schedule to reflect that such Mortgage Loans are Special Serviced Mortgage Loans.

     With respect to any Special Serviced Mortgage Loan, all references herein to Servicer shall be deemed to include the Special Servicer, as servicer, of such Special Serviced Mortgage Loan.

     The Special Servicer may be replaced as special servicer by holders of the Class X Certificates representing a majority of the Percentage Interests of such Class.

     SECTION 3.04 Notification of Adjustments.

     With respect to each Mortgage Loan with an adjustable Mortgage Rate, the related Servicer shall adjust the Mortgage Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The related Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Rate adjustments. Upon the discovery by the related Servicer or the receipt of notice from the Trustee that such Servicer has failed to adjust a Mortgage Rate in accordance with the terms of the related Mortgage Note, that Servicer shall immediately deposit in the Certificate Account from its own funds the amount of any interest loss or deferral caused the Trustee thereby.

     SECTION 3.05 Trustee to Act as Servicer.

     In the event that a Servicer shall for any reason no longer be a Servicer hereunder (including by reason of an Event of Default, as defined in Section
7.01 herein), the Trustee or its successor shall thereupon assume all of the rights and obligations of such Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of such Servicer pursuant to Section 3.10 hereof or any acts or omissions of the related predecessor Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or

2.03 hereof or (iv) deemed to have made any representations and warranties of such Servicer hereunder). Any such assumption shall be subject to Section 7.02 hereof.

     A Servicer shall, upon request of the Trustee, but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute Subservicing Agreement and the Mortgage Loans then being serviced thereunder and hereunder by such Servicer and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute Subservicing Agreement to the assuming party at the expense of such outgoing Servicer.

     SECTION 3.06 Collection of Mortgage Loans; Collection Account; Certificate Account; Prefunding Account; Capitalized Interest Account

     (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans have been paid in full or such Mortgage Loans have become Liquidation Mortgage Loans, a Servicer shall proceed in accordance with the customary and usual standards of practice of prudent mortgage loan servicers to collect all payments due under each of the related Mortgage Loans when the same shall become due and payable to the extent consistent with this Agreement and any related Primary Insurance Policy and shall take special care with respect to Mortgage Loans for which a Servicer collects escrow payments in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and the Mortgaged Properties, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the related Servicer may in its discretion (i) waive any late payment charge and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the related Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Initial Cut-off Date. In the event of any such arrangement, the related Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 4.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The related Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

     (b) Each Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, in the form of time deposit or demand accounts, titled (depending upon the related Servicer) "Olympus Servicing, L.P., as servicer for U.S. Bank National Association, as trustee, in trust for the Holders of Credit Suisse First Boston Mortgage Acceptance Corp., CSFB ABS Trust Series 2002-HE4, CSFB Mortgage Pass-Through Certificates, Series 2002-HE4", "Ocwen Federal Bank FSB, as servicer for U.S. Bank National Association, as trustee, in trust for the Holders of Credit Suisse First Boston Mortgage Acceptance Corp., CSFB ABS Trust Series 2002-HE4, CSFB Mortgage Pass-Through Certificates, Series 2002-HE4", or "Fairbanks Capital Corp., as servicer for U.S. Bank National

Association, as trustee, in trust for the Holders of Credit Suisse First Boston Mortgage Acceptance Corp., CSFB ABS Trust Series 2002-HE4", wherein the related Servicer will have access to such Collection Accounts. Each Collection Account shall be an Eligible Account. Any funds deposited in a Collection Account shall at all times be either invested in Eligible Investments or shall be fully insured to the full extent permitted under applicable law. Funds deposited in a Collection Account may be drawn on by the related Servicer in accordance with Section 3.09.

     (c) Each Servicer shall deposit in the applicable Collection Account on a daily basis within two (2) Business Days following receipt, and, in each case, retain therein, the following collections remitted by Subservicers or payments received by such Servicer and payments made by such Servicer subsequent to the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date:

          (i) all payments on account of principal on the related Mortgage Loans, including all Principal Prepayments;

          (ii) all payments on account of interest on the related Mortgage Loans adjusted to the per annum rate equal to the Mortgage Rate reduced by the Servicing Fee Rate;

          (iii) all Liquidation Proceeds on the related Mortgage Loans;

          (iv) all Insurance Proceeds on the related Mortgage Loans including amounts required to be deposited pursuant to Section 3.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 3.10);

          (v) all Advances made by such Servicer pursuant to Section 4.01;

          (vi) all Substitution Adjustment Amounts and Repurchase Prices on the related Mortgage Loans;

          (vii) with respect to each Principal Prepayment on the related Mortgage Loans, the Prepayment Interest Shortfall, if any, for the Prepayment Period. The aggregate of such deposits shall be made from the applicable Servicer's own funds, without reimbursement therefor, up to a maximum amount per month equal to the Compensating Interest Payment, if any, for the Mortgage Loans serviced by that Servicer and Distribution Date;

          (viii) any amounts required to be deposited by such Servicer in respect of net monthly income from REO Property pursuant to Section 3.12; and

          (ix) any other amounts required to be deposited hereunder.

     The foregoing requirements for deposit into each Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, Ancillary Income need not be deposited by a Servicer into such Collection Account. In addition,


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

notwithstanding the provisions of this Section 3.06, a Servicer may deduct from amounts received by it, prior to deposit to the applicable Collection Account, any portion of any Scheduled Payment representing the Servicing Fee. In the event that a Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the related Collection Account to withdraw such amount from such Collection Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining such Collection Account which describes the amounts deposited in error in such Collection Account. The Trustee may conclusively rely on such notice and shall have no liability in connection with the withdrawal of such funds at the direction of a Servicer. Each Servicer shall maintain adequate records with respect to all withdrawals made by it pursuant to this Section. All funds deposited in a Collection Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.09(a).

     (d) On or prior to the Closing Date, the Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

          (i) the aggregate amount remitted by the Servicers to the Trustee pursuant to Section 3.09(a)(viii); and

          (ii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

     In the event that a Servicer shall remit to the Trustee any amount not required to be remitted, it may at any time in writing direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering written notice to the Trustee (upon which the Trustee may conclusively rely) which describes the amounts deposited in error in the Certificate Account. All funds deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.09(b). In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a Servicer.

     (e) Each institution at which a Collection Account or the Prefunding Account is maintained shall either hold such funds on deposit uninvested or shall invest the funds therein in Eligible Investments as directed in writing by the related Servicer (in the case of a Collection Account) and the Depositor (in the case of the Prefunding Account) which shall mature not later than (i) in the case of a Collection Account, the Servicer Remittance Date and
(ii) in the case of the Prefunding Account, the Business Day immediately preceding a Subsequent Transfer Date and, in each case, shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such balances or investment of funds on deposit in a Collection Account shall be for the benefit of the related Servicer as servicing compensation and shall be remitted to it monthly. The amount of any net investment losses in a Collection Account shall promptly be deposited by the related Servicer in such Collection Account. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss


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

incurred in respect of any investment or lack of investment of funds held in a Collection Account made in accordance with this Section 3.06. All funds on deposit in the Certificate Account shall remain uninvested or may be invested by the Trustee, in its sole discretion in Eligible Investments selected by the Trustee. All net income and gain realized from the investment of, and all earnings on, funds deposited in the Certificate Account shall be for the benefit of the Trustee and shall be available to be withdrawn pursuant to
Section 3.09(b)(i). All net income and gain realized from the investment of, and all earnings on, funds deposited in the Simple Interest Excess Sub-Accounts shall be paid in accordance with Section 3.07. All income and gain net of any losses realized from any such balances or investment of funds on deposit in the Prefunding Account shall be for the benefit of the Depositor and shall be remitted to it monthly. The amount of any net investment losses in the Prefunding Account shall promptly be deposited by the Depositor in the Prefunding Account. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in a Collection Account or the Prefunding Account (other than as provided in this Section 3.06(e)) and made in accordance with this Section 3.06.

     (f) A Servicer shall give notice to the Trustee, each Rating Agency and the Depositor of any proposed change of the location of the related Collection Account prior to any change thereof. The Trustee shall give notice to each Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account or the Prefunding Account prior to any change thereof.

     (g) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Prefunding Account. On the Closing Date the Depositor shall remit the Prefunded Amount to the Trustee for deposit in the Prefunding Account. On each Subsequent Transfer Date, upon satisfaction of the conditions for such Subsequent Transfer Date set forth in Sections 2.01(d) and (e), with respect to the related Subsequent Transfer Agreement, the Trustee shall remit to the Depositor the applicable Aggregate Subsequent Transfer Amount as payment of the purchase price for the related Subsequent Mortgage Loans.

     If any funds remain in the Prefunding Account on May 24, 2002, to the extent that they represent earnings on the amounts originally deposited into the Prefunding Account, the Trustee shall distribute them to the order of the Depositor. The remaining funds shall be transferred to the Certificate Account to be included as part of principal distributions to the Certificates on the May 2002 Distribution Date.

     (h) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Capitalized Interest Account. On the Closing Date the Depositor shall remit the Capitalized Interest Deposit to the Trustee for deposit in the Capitalized Interest Account. On the Business Day prior to each of the March 2002, April 2002 and May 2002 Distribution Date, the Trustee shall transfer from the Capitalized Interest Account to the Certificate Account an amount equal to the Capitalized Interest Requirement for such Distribution Date. On any Subsequent Transfer Date, any Overfunded Interest Amount shall be withdrawn from the Capitalized Interest Account and paid to the Depositor. Any funds remaining in the Capitalized Interest Account immediately after the termination of the Prefunding Period shall be paid to the Depositor.

     SECTION 3.07 Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from Escrow Accounts; Payments of Taxes, Insurance and Other Charges; Simple Interest Excess Sub-Accounts; Deposits in Simple Interest Excess Sub-Accounts.

     (a) To the extent required by the related Mortgage Note and not violative of current law, each Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "[Servicer's name], in trust for various mortgagors related to Credit Suisse First Boston Mortgage Acceptance Corp., Mortgage Pass-Through Certificates, Series 2002-HE4". The Escrow Accounts shall be Eligible Accounts. Funds deposited in the Escrow Account may be drawn on by the related Servicer in accordance with Section 3.07(d).

     (b) Each Servicer shall deposit in its Escrow Account or Accounts on a daily basis within two Business Days of receipt and retain therein:

          (i) all Escrow Payments collected on account of the related Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

          (ii) all amounts representing Insurance Proceeds which are to be applied to the restoration or repair of any related Mortgaged Property.

     (c) Each Servicer shall make withdrawals from the related Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.07(d). Each Servicer shall be entitled to retain any interest paid on funds deposited in the related Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the applicable Mortgagors. To the extent required by law, each Servicer shall pay interest on escrowed funds to the applicable Mortgagor notwithstanding that the related Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

     (d) Withdrawals from the Escrow Account or Accounts may be made by the related Servicer only:

          (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire, hazard and flood insurance premiums or other items constituting Escrow Payments for the related Mortgage;

          (ii) to reimburse such Servicer for any Servicing Advances made by such Servicer pursuant to Section 3.07(e) with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

          (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

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

          (iv) for transfer to the related Collection Account to reduce the principal balance of the related Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

          (v) for application to restore or repair of the related Mortgaged Property in accordance with the procedures outlined in Section 3.10(e);

          (vi) to pay to such Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in such Escrow Account;

          (vii) to remove funds inadvertently placed in the related Escrow Account by such Servicer; and

          (viii) to clear and terminate such Escrow Account on the termination of this Agreement.

     (e) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents and taxes and any other item or charge (including, without limitation, assessments, water rates or sewer rents) which may become a lien senior to the lien of the related Mortgage and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect or cause to be effected payment thereof prior to the applicable penalty or termination date. To the extent that a Mortgage does not provide for Escrow Payments, the related Servicer shall determine that any such payments are made by the Mortgagor prior to the applicable penalty or termination date. Each Servicer assumes full responsibility for, with respect to the Mortgage Loans it services, (i) the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and each such Servicer shall make Servicing Advances from its own funds to effect such payments to the extent that such Servicer, in accordance with Accepted Servicing Practices, deems such Servicing Advance recoverable, and (ii) any penalties or late charges incurred in connection with such bills; provided, however, such Servicer shall not be so obligated with respect to any Mortgage which does not provide for Escrow Payments; provided, further, the Special Servicer shall be entitled to reimbursement as a Servicing Advance for any such penalties or late charges related to a Special Serviced Mortgage Loan and such bills and charges due prior to the transfer of the servicing of such Mortgage Loan to the Special Servicer pursuant to Section 3.03.

     (f) No later than the Closing Date, Olympus shall establish and maintain for each Loan Group, a sub-account of the Collection Account titled "Olympus, Simple Interest Excess Sub-Account in trust for the Holders of Credit Suisse First Boston Mortgage Acceptance Corp., CSFB ABS Trust Series 2002-HE4, CSFB Mortgage Pass-Through Certificates, Series 2002-HE4". Olympus shall, on each Determination Date transfer from the Collection Account to the related Simple Interest Excess Sub-Account, all Net Simple Interest Excess, if any, pursuant to Section 3.09(a)(x), and shall maintain a record of all such deposits.

     (g) Olympus shall withdraw amounts on deposit in each Simple Interest Excess Sub-Account on each Determination Date for deposit to the Certificate Account in an amount equal to


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

the lesser of (i) the amount on deposit therein, and (ii) the Net Simple Interest Shortfall for such Loan Group for such Distribution Date. Each such deposit shall be added to the Interest Remittance Amount for the related Loan Group.

     (h) Olympus shall distribute to the Class X Certificateholder 90% of the balance in the Simple Interest Excess Sub-Account for Loan Group 1 and Loan Group 2 on the Distribution Date each year occurring in December, commencing in December 2002. Olympus shall distribute to the Class X-F Certificateholder 90% of the balance in the Simple Interest Excess Sub-Account for Loan Group 3 on the Distribution Date each year occurring in December, commencing in December 2002. Such distributions shall be deemed to be made on a first-in, first-out basis. In addition, Olympus shall clear and terminate the Simple Interest Excess Sub-Accounts upon the termination of this Agreement and retain any funds remaining therein.

     (i) Amounts on deposit in the Simple Interest Excess Sub-Accounts may be invested in Eligible Investments. All income and gain net of any losses realized from any such balances or investment of funds on deposit in a Simple Interest Excess Sub-Account shall be for the benefit of Olympus as servicing compensation and shall be remitted to it monthly. The amount of any net investment losses in a Simple Interest Excess Sub-Account shall promptly be deposited by Olympus in such Simple Interest Excess Sub-Account.

     SECTION 3.08 Access to Certain Documentation and Information Regarding the Mortgage Loans; Inspections.

     (a) Each Servicer shall afford the Depositor and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the related Servicer. In addition, each Servicer shall provide to the Special Servicer reasonable access to all records and documentation regarding the Mortgage Loans serviced by it that become Special Serviced Mortgage Loans.

     (b) Upon reasonable advance notice in writing, each Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that each Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by each Servicer in providing such reports and access.

     (c) Each Servicer shall inspect the related Mortgaged Properties as often as deemed necessary by the related Servicer in such Servicer's sole discretion, to assure itself that the value of such Mortgaged Property is being preserved and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The related Servicer shall keep a written or electronic report of each such inspection.

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     SECTION 3.09   Permitted Withdrawals from the Collection Accounts and
                    Certificate Account.

     (a) Each Servicer may from time to time make withdrawals from a related Collection Account for the following purposes:

          (i) to pay to such Servicer (to the extent not previously retained by such Servicer) the servicing compensation to which it is entitled pursuant to Section 3.15, and to pay to such Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to such Collection Account and any sub-account thereof;

          (ii) to reimburse such Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made (including without limitation, late recoveries of payments, Liquidation Proceeds and Insurance Proceeds to the extent received by such Servicer);

          (iii) to reimburse such Servicer for any Nonrecoverable Advance previously made;

          (iv) to reimburse such Servicer for (A) unreimbursed Servicing Advances, such Servicer's right to reimbursement pursuant to this clause
     (iv) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan which represent late payments of principal and/or interest (including, without limitation, Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan) respecting which any such advance was made and (B) for unpaid Servicing Fees as provided in Section 3.12 hereof;

          (v) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to
     Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

          (vi) to reimburse the Seller, such Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section
     3.10 or 6.03 hereof;

          (vii) to withdraw any amount deposited in such Collection Account and not required to be deposited therein;

          (viii) on or prior to 4:00 p.m. New York time on the Servicer Remittance Date preceding each Distribution Date, to withdraw an amount equal to the sum of the portion of the Interest Remittance Amount, the Principal Remittance Amount and the Credit Risk Manager Fee in such Collection Account applicable to the Mortgage Loans serviced by such Servicer for such Distribution Date and remit such amount to the Trustee for deposit in the Certificate Account;

          (ix) on or prior to 4:00 p.m. New York time on the Servicer Remittance Date preceding each Distribution Date, such Servicer may withdraw an amount equal to the



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

     sum of all Prepayment Premiums received during the related Prepayment Period and remit such amount to the Trustee for deposit in the Certificate Account;

          (x) to deposit to the Simple Interest Excess Sub-Account any amount required to be deposited therein pursuant to Section 3.07(f);

          (xi) with respect to each Mortgage Loan covered by a lender paid Primary Insurance Policy, to effect timely payment of the premiums on such Primary Insurance Policy pursuant to Section 3.10(c); and

          (xii) to clear and terminate such Collection Account upon termination of this Agreement pursuant to Section 9.01 hereof.

     Each Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Collection Account pursuant to such subclauses (i), (ii), (iv),
(v) and (xi). Prior to making any withdrawal from a Collection Account pursuant to subclause (iii) for a Nonrecoverable Advance, the related Servicer shall deliver to the Trustee a certificate of a Servicing Officer indicating the amount of any previous Advance or Servicing Advance determined by such Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

     (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders and the Credit Risk Manager, if applicable, in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the sixth paragraph of Section 8.11). In addition, the Trustee shall from time to time make withdrawals from the Certificate Account for the following proposes:

          (i) to pay to itself any investment income from balances in the Certificate Account prior to distributions to Certificateholders;

          (ii) on or prior to each Distribution Date, to pay the Credit Risk Manager Fee for that Distribution Date;

          (iii) to withdraw and return to a Servicer for deposit to the applicable Collection Account any amount deposited in the Certificate Account and not required to be deposited therein; and

          (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 9.01 hereof.

     SECTION 3.10 Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Primary Insurance Policy; Claims; Restoration of Mortgaged Property.

     (a) Each Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated either: "V" or better in the current Best's Key Rating Guide ("Best's") or acceptable to FNMA and/or FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (A) the outstanding principal balance of the Mortgage Loan and (B) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer.

     If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the related Servicer shall cause a flood insurance policy to be maintained with respect to such Mortgage Loan. Such policy shall meet the requirements of the current guidelines of the Federal Insurance Administration and be in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid principal balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the related Servicer determines in accordance with applicable law and pursuant to the FNMA Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, such Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within 45 days after such notification, such Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

     If a Mortgage is secured by a unit in a condominium project, the related Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with the then current FNMA or FHLMC requirements, and secure from the owner's association its agreement to notify such Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

     Each Servicer shall cause to be maintained on each Mortgaged Property such other additional special hazard insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any Primary Insurance Policy insurer, or as may be required to conform with Accepted Servicing Practices.

     All policies required hereunder shall name the related Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for prior written notice of any cancellation, reduction in amount or material change in coverage.

     A Servicer shall not interfere with the Mortgagor's freedom of choice at the origination of such Mortgage Loan in selecting either his insurance carrier or agent, provided, however, that a Servicer shall not accept any such insurance policies from insurance companies unless such


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

companies are rated: V in Best's or acceptable to FNMA and/or FHLMC and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. A Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

     Pursuant to Section 3.06, any amounts collected by a Servicer under any such policies (other than amounts to be deposited in the related Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with a Servicer's normal servicing procedures) shall be deposited in the related Collection Account (subject to withdrawal pursuant to Section 3.09(a)).

     Any cost incurred by a Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds or otherwise pursuant to Section 3.09(a) hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

     (b) In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the related Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.10(a) and otherwise complies with all other requirements of Section 3.10(a), it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.10(a). Any amounts collected by a Servicer under any such policy relating to a Mortgage Loan shall be deposited in the related Collection Account subject to withdrawal pursuant to Section 3.09(a). Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.10(a), and there shall have been a loss which would have been covered by such policy, a Servicer shall deposit in the related Collection Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from such Servicer's funds, without reimbursement therefor. In connection with its activities as Servicer of the related Mortgage Loans, each Servicer agrees to present, on behalf of itself, the Depositor, and the Trustee for the benefit of the Certificateholders, claims under any such blanket policy.

     (c) With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% which the Seller represented to be covered by a Primary Insurance Policy as of the Cut-off Date, a Servicer shall, without any cost to the Depositor or Trustee, maintain or cause the Mortgagor to maintain in full force and effect a Mortgage Guaranty Insurance Policy insuring that portion of the Mortgage Loan in excess of 75% of value, and shall pay or shall cause the related Mortgagor to pay, the premium thereon on a timely basis, until the loan-to-value ratio of such Mortgage Loan is reduced to 80%, based on either
(i) a current appraisal of the Mortgaged Property or (ii) the appraisal of the Mortgaged Property obtained at the time the Mortgage Loan was originated.


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In the event that such Primary Insurance Policy shall be terminated, a
Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be a Qualified Insurer, a Servicer shall determine whether recoveries under the Primary Insurance Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that a Servicer shall in no event have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If a Servicer determines that recoveries are so jeopardized, it shall notify the related Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. A Servicer shall not take any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of such Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.11, a Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy provided that such required actions are in compliance with all applicable law. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, such Servicer shall obtain a replacement Primary Insurance Policy as provided above; provided that under applicable law and the terms of the related Mortgage Note and Mortgage the cost of such policy may be charged to the successor Mortgagor.

     With respect to each Mortgage Loan covered by a lender paid Primary Insurance Policy, the related Servicer agrees to effect timely payment of the premiums on such Primary Insurance Policy from amounts on deposit in the Collection Account with respect to such Mortgage Loan. If amounts on deposit in the Collection Account with respect to such Mortgage Loan are not sufficient to pay the premiums on such Primary Insurance Policy, the related Servicer agrees to effect timely payment of such premiums, and such costs shall be recoverable by such Servicer from the related Liquidation Proceeds or otherwise as a Servicing Advance pursuant to Section 3.09(a). With respect to each Mortgage Loan covered by a Primary Insurance Policy that is not lender paid, the related Servicer agrees to effect timely payment of the premiums on such Primary Insurance Policy, and such costs not otherwise recoverable from the Mortgagor shall be recoverable by such Servicer from the related Liquidation Proceeds or otherwise as a Servicing Advance pursuant to Section 3.09(a).

     In connection with its activities as servicer, each Servicer agrees to prepare and present, on behalf of itself, the Depositor, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policy respecting defaulted Mortgage Loans. Pursuant to Section 3.06, any amounts collected by a Servicer under any Primary Insurance Policy shall be deposited in the related Collection Account, subject to withdrawal pursuant to Section 3.09.

     (d) [reserved]

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     (e) A Servicer need not obtain the approval of the Trustee prior to releasing any Insurance Proceeds to the related Mortgagor to be applied to the restoration or repair of the related Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, a Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds:

          (i) such Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

          (ii) such Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens; and

          (iii) pending repairs or restoration, such Servicer shall place the Insurance Proceeds in the related Escrow Account.

     If the Trustee is named as an additional loss payee, the related Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Trustee.

     SECTION 3.11 Enforcement of Due-on-Sale Clauses; Assumption Agreements.

     (a) Each Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any related Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the related Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that such Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any.

     (b) If a Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, such Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event a Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, a Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which such Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever. In connection with any such assumption, no material term of the Mortgage Note, including without limitation, the Mortgage Rate borne by the related Mortgage Note, the term of the Mortgage Loan or the outstanding principal amount of the Mortgage Loan shall be changed.



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     (c) To the extent that any Mortgage Loan is assumable, the related
Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by FNMA with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the related Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

     (d) Subject to a Servicer's duty to enforce any due-on-sale clause to the extent set forth in this Section 3.11, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the related Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the related Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The related Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by a Servicer for entering into an assumption or substitution of liability agreement will be retained by such Servicer as additional servicing compensation.

          SECTION 3.12 Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

     (a) A Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the related Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, a Servicer shall take such action as (i) such Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment,
(ii) shall be consistent with Accepted Servicing Practices, (iii) such Servicer shall determine consistently with Accepted Servicing Practices to be in the best interest of the Depositor, Trustee and Certificateholders, and
(iv) is consistent with the requirements of the insurer under any Required Insurance Policy; provided, however, that such Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of

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the related Mortgage Loan after reimbursement to itself of such expenses and
(ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the related Collection Account). Such Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the Liquidation Proceeds with respect to the related Mortgaged Property or otherwise pursuant to Section 3.09(a).

     Notwithstanding anything to the contrary contained in this Agreement, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event a Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee otherwise requests, an environmental inspection or review of such Mortgaged Property conducted by a qualified inspector shall be arranged for by such Servicer. Upon completion of the inspection, such Servicer shall promptly provide the Trustee with a written report of environmental inspection.

     In the event the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, such Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the estimated costs of the environmental clean up, as estimated in the environmental inspection report, together with the Servicing Advances made by such Servicer and the estimated costs of foreclosure or acceptance of a deed in lieu of foreclosure exceeds the estimated value of the Mortgaged Property. If however, the aggregate of such clean up and foreclosure costs and Servicing Advances as estimated in the environmental inspection report are less than or equal to the estimated value of the Mortgaged Property, then such Servicer may, in its reasonable judgment and in accordance with Accepted Servicing Practices, choose to proceed with foreclosure or acceptance of a deed in lieu of foreclosure and such Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse such Servicer, such Servicer shall be entitled to be reimbursed from amounts in the related Collection Account pursuant to Section 3.09(a) hereof. In the event the Servicer does not proceed with foreclosure or acceptance of a deed in lieu of foreclosure pursuant to the first sentence of this paragraph, such Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the related Collection Account pursuant to
Section 3.09(a) hereof, and such Servicer shall have no further obligation to service such Mortgage Loan under the provisions of this Agreement.

     (b) With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The related Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the related Servicer shall, in accordance with Accepted Servicing Practices, manage, conserve, protect and operate each REO Property for the purpose of its prompt disposition and sale. Such Servicer, either itself or through an agent selected by such Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO


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Property is managed. Such Servicer shall furnish to the Trustee on or before each Distribution Date a statement with respect to any REO Property covering the operation of such REO Property for the previous calendar month and such other information as the Trustee shall reasonably request and which is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the related Collection Account no later than the close of business on each Determination Date. Such Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required for filing.

     To the extent consistent with Accepted Servicing Practices, the related Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is equal to the outstanding principal balance of the related Mortgage Loan (as reduced by any amount applied as a reduction of principal at the time of acquisition of the REO Property), liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

     (c) In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the related Servicer shall dispose of such Mortgaged Property prior to three years after the end of the calendar year of its acquisition by the Trust Fund unless (i) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of any REMIC hereunder as defined in Section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) or (ii) the related Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by
Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable extension period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the related Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the related Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that


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no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

     (d) The decision of a Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by such Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to such Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of applicable accrued and unpaid Servicing Fees, and unreimbursed Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the related Collection Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

     (e) The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the related Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the related Servicer for any unreimbursed Advances; third, to reimburse the related Collection Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the related Servicer pursuant to
Section 3.09(a)(iii) that related to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the per annum rate equal to the related Mortgage Rate reduced by the Servicing Fee Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidation Mortgage Loan will be retained by the related Servicer as additional servicing compensation pursuant to Section 3.15.

     (f) The Special Servicer may, at its option, enter into a special servicing agreement with an unaffiliated Holder of the Class X or Class X-F Certificate, subject to each Rating Agency's acknowledgment that the Ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such Holder may (i) instruct the Special Servicer to commence or delay foreclosure proceedings with respect to delinquent Special Serviced Mortgage Loans serviced by it and will contain provisions for the deposit of cash with the Special Servicer by the Holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Special Servicer acted in accordance with its normal procedures, (ii) purchase delinquent Special Serviced Mortgage Loans serviced by the Special Servicer from the Trust Fund immediately prior to the commencement of foreclosure proceedings at a price equal to the Repurchase Price, and/or (iii) assume all of the servicing rights and obligations with respect to delinquent Special


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Serviced Mortgage Loans serviced by the Special Servicer so long as such
Holder (A) meets the requirements for a Subservicer set forth in Section 3.02(a), and (B) will service such Special Serviced Mortgage Loans in accordance with this Agreement. Any such special servicing agreement with a Class X Certificateholder shall only be applicable to the Group 1 and Group 2 Mortgage Loans, and any such special servicing agreement with a Class X-F Certificateholder shall only be applicable to the Group 3 Mortgage Loans.

     (g) The Special Servicer, at its option, may (but is not obligated to) purchase from the Trust Fund any Mortgage Loan which is 90 or more days delinquent or which is in foreclosure. If it elects to make any such purchase, the Special Servicer shall purchase such Mortgage Loan with its own funds at a price equal to the Repurchase Price.

     SECTION 3.13 Trustee to Cooperate; Release of Mortgage Files.

     Upon the payment in full of any Mortgage Loan, or the receipt by the related Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer will immediately notify the Custodian by delivering, or causing to be delivered a "Request for Release" substantially in the form of Exhibit M. Upon receipt of such request, the Custodian shall within four Business Days release the related Mortgage File to such Servicer, and the Trustee shall within four Business Days of the Servicer's direction execute and deliver to such Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by such Servicer, together with the Mortgage Note with written evidence of cancellation thereon. Such Servicer shall execute lien releases under Power of Attorney from the Trustee. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, within three Business Days of delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release or cause the related Custodian to release the Mortgage File to the related Servicer. Subject to the further limitations set forth below, such Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee or such Custodian, as applicable, when the need therefor by such Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Collection Account, in which case such Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit M, signed by a Servicing Officer.

     If a Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, such Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

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     SECTION 3.14   Documents, Records and Funds in Possession of a
                    Servicer to be Held for the Trustee.

     Notwithstanding any other provisions of this Agreement, each Servicer shall transmit to each Custodian on behalf of the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of such Servicer from time to time required to be delivered to the Trustee pursuant to the terms hereof and shall account fully to the Trustee for any funds received by such Servicer or which otherwise are collected by such Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, such Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in a related Collection Account, shall be held by such Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. Each Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the related Collection Account, Certificate Account or any related Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that each Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to each Servicer under this Agreement.

     SECTION 3.15 Servicing Fee.

     As compensation for its services hereunder, each Servicer shall be entitled to withdraw from the applicable Collection Account in accordance with
Section 3.09(a) or to retain from interest payments on the related Mortgage Loans the amount of the Servicing Fee for each Mortgage Loan, less any amounts in respect of its Servicing Fee payable by such Servicer pursuant to Section 3.06(c)(vii). In connection with the servicing of any Special Serviced Mortgage Loan, the Special Servicer shall receive the Servicing Fee for each such Special Serviced Mortgage Loan as its compensation and Ancillary Income with respect to Special Serviced Mortgage Loans.

     Additional servicing compensation in the form of Ancillary Income shall be retained by the related Servicer. Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the payment of any expenses incurred in connection with any Subservicing Agreement entered into pursuant to Section 3.02 and the payment of any premiums for hazard insurance and any Primary Insurance Policy, and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement thereof except as specifically provided for in this Agreement.

     SECTION 3.16 Access to Certain Documentation.

     Each Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory


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agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the related Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the applicable Servicer. Nothing in this Section shall limit the obligation of each Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of each Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

     SECTION 3.17 Annual Statement as to Compliance.

     Each Servicer shall deliver to the Depositor, the Rating Agencies and the Trustee on or before 120 days after the end of the related Servicer's fiscal year, commencing in its 2003 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of such Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, such Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a material default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by such Servicer to cure such default.

     SECTION 3.18 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

     On or before 120 days after the end of each Servicer's fiscal year, commencing in its 2003 fiscal year, the related Servicer, at its expense, shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to such Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Depositor to the effect that with respect to such Servicer, such firm has examined certain documents and records relating to the servicing of mortgage loans which such Servicer is servicing, including the related Mortgage Loans, and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance with Accepted Servicing Practices, except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the related Servicer's expense, provided such statement is delivered by the Servicer to the Trustee.

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     SECTION 3.19   Maintenance of Fidelity Bond and Errors and Omissions
                    Insurance.

     Each Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the related Mortgage Loans ("Servicer Employees"). Except with respect to Ocwen Federal Bank FSB, any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Financial Institution Bond Form 22 - Fidelity Bond American International Specialty Lines Insurance Policy Form ("5713 5/93") Mortgage Banker Broker E&O and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of the Servicer Employees. With respect to Ocwen Federal Bank FSB, such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Financial Institution Bond Form 24 Fidelity Bond American International Specialty Lines Insurance Policy form ("43350 12/90" ) or otherwise in a form acceptable to FNMA or FHMLC, and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of the Servicer Employees. Each Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the related Servicer against losses in connection with the release or satisfaction of a related Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.19 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve a Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA.


     SECTION 3.20 Prepayment Premiums.

     (a) Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment, a Servicer may not waive any Prepayment Premium or portion thereof required by the terms of the related Mortgage Note unless (i)(A) with regard to Olympus Serviced Loans, Olympus determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Premium, or (B) with regard to Ocwen Serviced Loans or Fairbanks Serviced Loans, the related Mortgage Loan is in default or foreseeable default and such waiver (a) is standard and customary in servicing mortgage loans similar to the Mortgage Loans and (b) would, in the reasonable judgment of the related Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Premium and the related Mortgage Loan, or (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or
(2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law. For the avoidance of doubt, a Servicer may waive a Prepayment Premium in connection with a short sale or short payoff on a defaulted Mortgage Loan. If a Servicer has waived all or a portion of a Prepayment Premium relating to a Principal Prepayment, other than as provided above, such Servicer shall deliver to the Trustee no later than the next succeeding Servicer Remittance Date, for deposit into the Certificate Account the amount of such Prepayment Premium (or such portion thereof as had been waived) for distribution in accordance


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with the terms of this Agreement. If a Servicer has waived all or a portion of a Prepayment Premium for any reason, it shall promptly notify the Trustee thereof and shall include such information in any monthly reports it provides the Trustee.

     (b) The Depositor or any affiliate shall be entitled to enforce the obligations of any Servicer pursuant to this Section 3.20

     SECTION 3.21 Duties of the Credit Risk Manager.

     For and on behalf of the Depositor, the Credit Risk Manager shall provide reports and recommendations as to credit risk activities concerning Mortgage Loans that are past due, as to which there has been commencement of foreclosure, as to which there has been forbearance in exercise of remedies which are in default, as to which any obligor is the subject of bankruptcy, receivership, or an arrangement of creditors, or which have become REO Properties. Such reports and recommendations will be based upon information provided pursuant to the Credit Risk Management Agreements. The Credit Risk Manager shall look solely to the Servicers for all information and data (including loss and delinquency information and data) and loan level information and data relating to the servicing of the Mortgage Loans.

     SECTION 3.22 Advance Facility.

     (a) With the prior written consent of FSA, each Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) each such Servicer assigns or pledges to another Person (an "Advancing Person") such Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by such Servicer pursuant to this Agreement. No consent of the Trustee, Certificateholders or any other party (other than FSA) is required before such Servicer may enter into an Advance Facility; provided, however, that the consent of the Trustee shall be required before such Servicer may cause to be outstanding at one time more than one Advance Facility with respect to Advances or more than one Advance Facility with respect to Servicing Advances. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on a Servicer's behalf, each such Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement, and shall not be relieved of such obligations by virtue of such Advance Facility. If each such Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances or Servicing Advances outstanding and previously unreimbursed pursuant to this Agreement, then such Servicer may elect by providing written notice to the Trustee not to be permitted to reimburse itself for Advances and/or Servicing Advances, as applicable, pursuant to Section 3.09(a) of this Agreement, but following any such election Servicer shall be required to include amounts collected that would otherwise be retained by such Servicer to reimburse it for previously unreimbursed Advances ("Advance Reimbursement Amounts") and/or previously unreimbursed Servicing Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility) in the remittance to the Trustee made pursuant to this Agreement to the extent of amounts on deposit in the


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Collection Account on the related Servicer Remittance Date. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in Interest Remittance Amounts or Principal Remittance Amounts or distributed to Certificateholders. Each Servicer making the election set for herein shall report to the Trustee the portions of the Reimbursement Amounts that consist of Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts, respectively.

     (b) If a Servicer enters into an Advance Facility and makes the election set forth in Section 3.22(a), such Servicer and the related Advancing Person shall deliver to the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to a trustee or custodian (an "Advance Facility Trustee") designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the related Servicer and the related Advancing Person (and any related Advance Facility Trustee); provided, however, that the provisions of this Section 3.22 shall cease to be applicable when all Advances and Servicing Advances funded by an Advancing Person, and when all Advances and Servicing Advances (the rights to be reimbursed for which have been assigned or pledged to an Advancing Person), have been repaid to the related Advancing Person in full.

     (c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the related Servicer would be permitted to reimburse itself in accordance with Section 3.09(ii), (iii) and (iv) hereof, assuming such Servicer had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to the provisions of Section 4.01. Neither the Trustee nor FSA shall have any duty or liability with respect to the calculation of any Reimbursement Amount and shall be entitled to rely without independent investigation on the Advance Facility Notice and on such Servicer's report of the amount of Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts that were included in the remittance from such Servicer to the Trustee pursuant to Section 3.09(a)(viii) or (ix). Such Servicer shall maintain and provide to any successor Servicer and (upon request) to FSA a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person. The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

     (d) An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a Sub-Servicer set forth in Section 3.02 hereof.

     (e) With respect to any Advance Facility pursuant to which the Servicer has made the election set forth in Section 3.22(a), the documentation establishing any Advance Facility shall


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require that Reimbursement Amounts distributed with respect to each Mortgage
Loan be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first-out" (FIFO) basis. Such documentation shall also require each electing Servicer to provide to the related Advancing Person or Advance Facility Trustee loan-by-loan information with respect to each Reimbursement Amount distributed by the Trustee to such Advancing Person or Advance Facility Trustee on each Distribution Date, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan. Each Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by such Servicer to the extent the related rights to be reimbursed therefor have not been assigned or pledged to an Advancing Person.

     (f) Notwithstanding anything to the contrary in this Agreement, FSA is not and shall not be responsible to track or monitor Reimbursement Amounts or any Advance Facility, and is not and shall not be obligated to make any payment with respect to any Reimbursement Amount. Each Servicer who enters into an Advance Facility shall indemnify FSA, the Trustee, the Trust and any successor Servicer, as applicable, from and against any claims, losses, liabilities or damages resulting from any claim by the related Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the FSA, the Trustee or the successor Servicer, or failure by the successor Servicer or the Trustee to remit funds as required by this Agreement or the commission of an act or omission to act by the successor Servicer or the Trustee, and the passage of any applicable cure or grace period, such that an Event of Default under this Agreement occurs or such entity is subject to termination for cause under this Agreement.

     (g) Notwithstanding anything to the contrary in this Section 3.22, a Servicer shall consult with FSA in determining the manner in which any Advance Facility shall affect a successor Servicer before such Servicer shall enter into an Advance Facility. Any amendment to this Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor Servicer, may be entered into by the Trustee, the Seller and such Servicer without the consent of any Certificateholder, but only with the consent of FSA, notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

     SECTION 3.23 Fairbanks Servicing Performance Evaluations

     Within 60 days after a Servicer Evaluation Trigger Date, the Trustee shall select and engage a nationally recognized independent auditor, approved in writing by the Rating Agencies, unless such Rating Agencies specifically waive such approval right (provided, however, that if the Trustee does not receive the written approval of any Rating Agency within 20 days of selecting an independent auditor, such Rating Agency will be deemed to have approved of such auditor), to evaluate the performance of Fairbanks. Such engagement by the Trustee shall require the auditor to select a statistical sample of Delinquent Fairbanks Serviced Loans (comprising a percentage (determined by the independent auditor in its sole discretion, which percentage shall not exceed 50%) of all Delinquent Fairbanks Serviced Loans by unpaid


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principal balance as of the Servicer Evaluation Trigger Date) and to examine the Fairbanks' servicing practices with respect to such Mortgage Loans (including, without limitation, examining payment histories, documentation relating to Fairbanks' contacts with the related Mortgagors and documents contained in the related Servicing File) for the period of 24 months prior to such examination or, with respect to an examination taking place within 24 months of the Closing Date, the period beginning on the Closing Date and ending on the date of such examination. Such engagement by the Trustee shall also require the auditor to compare such servicing practices of Fairbanks with respect to the selected Fairbanks Serviced Loans to the Performance Standards set forth on Exhibit R hereto and to evaluate Fairbanks' compliance with the Performance Standards. The evaluation process described above in this Section
3.23 is referred to herein as a "Fairbanks Performance Evaluation" and is subject in all respects to the approval of the Rating Agencies with such approval right the option of each Rating Agency. In the engagement, the Trustee shall require the auditor to deliver the results of its Fairbanks Performance Evaluation to the Trustee and the Rating Agencies and the Trustee shall report such Fairbanks Performance Evaluation results to Certificateholders in its monthly statement, made pursuant to Section 4.04.

     After receipt by the Certificateholders of the results of the Fairbanks Performance Evaluation, if Holders of the Certificates entitled to 51% or more of the Voting Rights request in writing to the Trustee to terminate Fairbanks as Servicer under this Agreement, Fairbanks shall be removed as Servicer pursuant to Section 7.01. If such a written request is made to the Trustee, Fairbanks will be deemed to have "failed" the Fairbanks Performance Evaluation and such failure will be deemed to be a failure of the Fairbanks Termination Test.

     At their option, each Rating Agency shall have the right to review all of the information provided to the independent auditor in connection with a Fairbanks Performance Evaluation so as to allow such Rating Agency to evaluate Fairbanks' compliance with the Performance Standards.

     Fairbanks shall cooperate with all reasonable requests of the Trustee, the independent auditor and the Rating Agencies in connection with a Fairbanks Performance Evaluation, including, without limitation, making available to the auditor payment histories, documentation relating to the Fairbanks' contacts with the related Mortgagors and documents contained in the related Mortgage Loan Schedule. Fairbanks shall pay all costs and expenses of the independent auditor or any Rating Agency (including the costs of any Rating Agency review pursuant to the foregoing paragraph) associated with a Fairbanks Servicer Performance Evaluation.



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                                  ARTICLE IV

                               DISTRIBUTIONS AND
                           ADVANCES BY THE SERVICERS

     SECTION 4.01 Advances by the Servicers.

     Each Servicer shall deposit in the related Collection Account at the time described below an amount equal to (i) with respect to the Mortgage Loans other than the Simple Interest Mortgage Loans, all Scheduled Payments (with interest at the Mortgage Rate less the Servicing Fee Rate and Credit Risk Manager Fee Rate) which were due on the related Mortgage Loans during the applicable Collection Period and (ii) with respect to the Simple Interest Mortgage Loans, 30 days' interest on each such Mortgage Loan, less the Servicing Fee, which were delinquent at the close of business on the immediately preceding Determination Date; provided however, that with respect to any Balloon Loan that is delinquent on its maturity date, a Servicer will not be required to advance the related balloon payment but will be required to continue to make advances in accordance with this Section 4.01 with respect to such Balloon Loan in an amount equal to an assumed scheduled payment that would otherwise be due based on the original amortization schedule for that Mortgage Loan (with interest at the Mortgage Rate less the Servicing Fee
Rate). Each Servicer's obligation to make such Advances as to any related Mortgage Loan will continue through the last Scheduled Payment due prior to the payment in full of such Mortgage Loan, or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to the terms of this Agreement.

     To the extent required by Accepted Servicing Practices, each Servicer shall be obligated to make Advances with respect to those Mortgage Loans serviced by it in accordance with the provisions of this Agreement; provided however, that such obligation with respect to any related Mortgage Loan shall cease if the related Servicer determines, in its sole discretion, that Advances with respect to such Mortgage Loan are Nonrecoverable Advances. In the event that the related Servicer determines that any such advances are Nonrecoverable Advances, such Servicer shall provide the Trustee with a certificate signed by a Servicing Officer evidencing such determination.

     If an Advance is required to be made hereunder, the related Servicer shall on the applicable Servicer Remittance Date immediately following the Determination Date either (i) deposit in the related Collection Account from its own funds an amount equal to such Advance, (ii) cause to be made an appropriate entry in the records of such Collection Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 4.01, used by such Servicer to make such Advance or
(iii) make Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any such funds being held in a Collection Account for future distribution and so used shall be replaced by the related Servicer from its own funds by deposit in such Collection Account on or before the next Distribution Date in which such funds would be due.

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     SECTION 4.02 Priorities of Distribution.

     (a) On each Distribution Date, the Trustee shall distribute the Interest Remittance Amount for Loan Group 1 and Loan Group 2 for such date in the following order of priority:

     A. from the Interest Remittance Amount for Loan Group 2 to the Trustee, the Trustee Fee related to the Mortgage Loans in Loan Group 1 and Loan Group 2 for such Distribution Date;

     B. from the Interest Remittance Amount for Loan Group 2, to FSA, the FSA Premium due with respect to the Class A-1, Class A-2 and Class A-3 Certificates for such Distribution Date;

     C. from the Interest Remittance Amount for Loan Group 1, to the Trustee and FSA, any such Trustee Fee and FSA Premium, respectively, remaining unpaid after giving effect to clauses (A) and (B);

     D. from the Interest Remittance Amount for Loan Group 1 and Loan Group 2, to the Class A-1, Class A-2, Class A-3 and Class A-IO Certificates, pro rata, based on amounts due, Current Interest and any Carryforward Interest for such Class and such Distribution Date, applied in accordance with the allocation rules set forth below;

     E. first, from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1 to FSA, any FSA Reimbursement Amount due with respect to the Class A-1, Class A-2 and Class A-3 Certificates;

     F. first, from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, to the Class M-1 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

     G. first, from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, to the Class M-2 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

     H. first, from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, to the Class B Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date; and

     I. for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in Section 4.02(g), any such Interest Remittance Amount remaining after application pursuant to clauses
          (A) through (H) above for such Distribution Date.

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     The Interest Remittance Amount for Loan Group 1 and Loan Group 2
distributed pursuant to clause (D) above will be applied to the Class A-1, Class A-2, Class A-3 and Class A-IO Certificates as follows:

     (i) amounts distributed to the Class A-1 Certificates will reduce the Interest Remittance Amount for Loan Group 1 before any reduction to the Interest Remittance Amount for Loan Group 2 in respect of such distribution; and

     (ii) amounts distributed to the Class A-2, Class A-3 and Class A-IO Certificates shall reduce the Interest Remittance Amount for Loan Group 2 before any reduction to the Interest Remittance Amount for Loan Group 1 in respect of such distributions.

     (b) On each Distribution Date, the Trustee shall distribute the Interest Remittance Amount for Loan Group 3 for such date in the following order of priority:

     A. to the Trustee, the Trustee Fee related to the Mortgage Loans in Loan Group 3 for such Distribution Date;

     B. to FSA, the FSA Premium relating to the Class A-F Certificates for such Distribution Date;

     C. to the Class A-F, Class A-F-IO and Class R Certificates, pro rata, based on amounts due, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

     D. to FSA, any FSA Reimbursement Amount relating to the Class A-F Certificates;

     E. to the Class M-F-1 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

     F. to the Class M-F-2 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

     G. to the Class B-F Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date; and

     H. for application as part of Monthly-F Excess Cashflow for such Distribution Date, as provided in Section 4.02(h), any such Interest Remittance Amount for Loan Group 3 remaining after application pursuant to clauses (A) through (G) above for such Distribution Date.

     (c) On each Distribution Date (1) prior to the Stepdown Date or (2) with respect to which a Trigger Event has occurred, the Trustee shall distribute the Principal Payment Amount for such date in the following order of priority:

     A. I. from the Principal Remittance Amount for Loan Group 1, sequentially to (x) the Class A-1 Certificates and then to (y) the Class A-2 and Class A-3


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

          Certificates, pro rata, until the respective Class Principal Balance is reduced to zero; and

          II. from the Principal Remittance Amount for Loan Group 2, sequentially (x) to the Class A-2 and Class A-3 Certificates, pro rata, and then (y) to the Class A-1 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero;

     B. to FSA, any FSA Reimbursement Amounts relating to the Class A-1, Class A-2 and Class A-3 Certificates, to the extent not otherwise paid pursuant to Section 4.02(a);

     C. to the Class M-1 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

     D. to the Class M-2 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

     E. to the Class B Certificates, until the Class Principal Balance of such Class has been reduced to zero; and

     F. for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in Section 4.02(g), any such Principal Payment Amount remaining after application pursuant to clauses (A) through (E) above, for such Distribution Date.

     (d) On each Distribution Date (1) prior to the Stepdown-F Date or (2) with respect to which a Trigger-F Event has occurred, the Trustee shall distribute the Principal-F Payment Amount for such date in the following order of priority:

     A. to the Class R and then to the Class A-F Certificates, until the respective Class Principal Balance is reduced to zero; and

     B. to FSA, any FSA Reimbursement Amounts relating to the Class A-F Certificates, to the extent not otherwise paid pursuant to Section 4.02(b) together with interest thereon;

     C. to the Class M-F-1 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

     D. to the Class M-F-2 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

     E. to the Class B-F Certificates, until the Class Principal Balance of such Class has been reduced to zero;

     F. if the Group 3 Offered Certificates are no longer outstanding, to the Class P-F Certificates, until the Class Principal Balance thereof is reduced to zero; and

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     G.   for application as part of Monthly-F Excess Cashflow for such
          Distribution Date, as provided in Section 4.02(h), any such Principal-F Payment Amount remaining after application pursuant to clauses (A) through (F) above, for such Distribution Date.

     (e) On each Distribution Date (1) on or after the Stepdown Date and (2) with respect to which a Trigger Event has not occurred, the Principal Payment Amount for such date will be paid in the following order of priority:

     A.   I. from the Principal Remittance Amount of Loan Group 1, first to
          (x) the Class A-1 Certificates and then to (y) the Class A-2 and Class A-3 Certificates, pro rata, the Group 1 Allocation Amount, until the respective Class Principal Balances thereof are reduced to zero; and

          II. from the Principal Remittance Amount derived from Loan Group 2, first to (x) the Class A-2 and Class A-3 Certificates, pro rata, and then to (y) the Class A-1 Certificates, the Group 2 Allocation Amount, until the respective Class Principal Balances thereof are reduced to zero.

     B. to FSA, any FSA Reimbursement Amounts relating to the Class A-1, Class A-2 and Class A-3 Certificates, to the extent not otherwise paid pursuant to Section 4.02(a) and Section 4.02(c);

     C. to the Class M-1 Certificates, the M-1 Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

     D. to the Class M-2 Certificates, the M-2 Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

     E. to the Class B Certificates, the B Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero; and

     F. for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in Section 4.02(g), any such Principal Payment Amount remaining after application pursuant to clauses (A) through (E) above, for such Distribution Date.

     (f) On each Distribution Date (1) on or after the Stepdown-F Date and (2) with respect to which a Trigger-F Event has not occurred, the Principal-F Payment Amount for such date will be paid in the following order of priority:

     A. to the Class A-F Certificates the Senior-F Payment Amount, until the respective Class Principal Balance is reduced to zero;

     B. to FSA, any FSA Reimbursement Amounts relating to the Class A-F Certificates, to the extent not otherwise paid pursuant to Section 4.02(b) and Section 4.02(d);

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

     C. to the Class M-F-1 Certificates, the M-F-1 Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

     D. to the Class M-F-2 Certificates, the M-F-2 Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

     E. to the Class B-F Certificates, the B-F Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

     F. if the Group 3 Offered Certificates are no longer outstanding, to the Class P-F Certificates, until the Class Principal Balance thereof is reduced to zero; and

     G. for application as part of Monthly-F Excess Cashflow for such Distribution Date, as provided in Section 4.02(h), any such Principal-F Payment Amount remaining after application pursuant to clauses (A) through (F) above, for such Distribution Date.

     (g) On each Distribution Date, the Trustee shall distribute the Monthly Excess Cashflow for such date in the following order of priority:

     A. I. except for the first Distribution Date, until the aggregate Class Principal Balance of the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2 and Class B Certificates equals the Aggregate Loan Group Collateral Balances for Loan Group 1 and Loan Group 2 for such Distribution Date minus the Targeted Overcollateralization Amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, in the following order of priority:

          (aa) (i) to the extent of the Monthly Excess Interest derived from Loan Group 1, sequentially first to (x) the Class A-1 Certificates and then to (y) the Class A-2 and Class A-3 Certificates, pro rata, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal has been reduced to zero; and

               (ii) sequentially first to (x) the Class A-2 and the Class A-3 Certificates, pro rata, and then to (y) the Class A-1 Certificates, in that order, until the respective Class Principal Balance has been reduced to zero;

          (bb) to the Class M-1 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

          (cc) to the Class M-2 Certificates, until the Class Principal Balance of such Class has been reduced to zero; and

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          (dd) to the Class B Certificates, until the Class Principal Balance of such Class has been reduced to zero; and

          II. on each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, to fund any principal distributions required to be made on such Distribution Date pursuant to Section 4.02(c), after giving effect to the distribution of the Principal Payment Amount for such Distribution Date, in accordance with the priorities set forth therein;

     B. to FSA, any FSA Reimbursement Amounts relating to the Class A-1, Class A-2 and Class A-3 Certificates, to the extent not otherwise paid pursuant to Sections 4.02(a), 4.02(c) or 4.02(e);

     C. to the Class M-1 Certificates, any Deferred Amount for such Class, with interest thereon at the Pass-Through Rate for such Class;

     D. to the Class M-2 Certificates, any Deferred Amount for such Class, with interest thereon at the Pass-Through Rate for such Class;

     E. to the Class B Certificates, any Deferred Amount for such Class, with interest thereon at the Pass-Through Rate for such Class;

     F. to the Basis Risk Reserve Fund and payable to the Class A-1, Class A-2 and Class A-3 Certificates, pro rata, based on amounts due, any applicable Basis Risk Shortfall for each such Class;

     G. to the Basis Risk Reserve Fund and payable to the Class M-1 Certificates, any applicable Basis Risk Shortfall for such Class;

     H. to the Basis Risk Reserve Fund and payable to the Class M-2 Certificates, any applicable Basis Risk Shortfall for such Class;

     I. to the Basis Risk Reserve Fund and payable to the Class B Certificates, any applicable Basis Risk Shortfall for such class;

     J. to the Basis Risk Reserve Fund, the Required Basis Risk Reserve Fund Deposit;

     K. to the Class X Certificates, the Class X Distributable Amount for such Distribution Date together with amounts withdrawn from the Basis Risk Reserve Fund for distribution to the Class X Certificates pursuant to Section 4.06(c), (d) and (e); and

     L.   to the Class R Certificate, any remaining amount.

     (h) On each Distribution Date, the Trustee shall distribute the Monthly-F Excess Cashflow for such date in the following order of priority:

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     A.   I. except for the first Distribution Date, until the aggregate Class
          Principal Balance of the Class A-F, Class M-F-1, Class M-F-2 and Class B-F Certificates equals the Aggregate Loan Group Collateral Balance of Loan Group 3 for such Distribution Date minus the Targeted-F Overcollateralization Amount for such date, on each Distribution Date (a) prior to the Stepdown-F Date or (b) with respect to which a Trigger-F Event has occurred, to the extent of Monthly-F Excess Interest for such Distribution Date in the following order of priority:

          (aa) to the Class A-F Certificates, until the Class Principal has been reduced to zero; and

          (bb) to the Class M-F-1 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

          (cc) to the Class M-F-2 Certificates, until the Class Principal Balance of such Class has been reduced to zero; and

          (dd) to the Class B-F Certificates, until the Class Principal Balance of such Class has been reduced to zero; and

          II. on each Distribution Date on or after the Stepdown-F Date and with respect to which a Trigger-F Event has not occurred, to fund any principal distributions required to be made on such Distribution Date pursuant to Section 4.02(d), after giving effect to the distribution of the Principal-F Payment Amount for such Distribution Date, in accordance with the priorities set forth therein;

     B. to FSA, any FSA Reimbursement Amounts relating to the Class A-F Certificates, to the extent not otherwise paid pursuant to Sections 4.02(b), 4.02(d) or 4.02(f);

     C. to the Class M-F-1 Certificates, any Deferred Amount for such Class, with interest thereon at the Pass-Through Rate for such Class;

     D. to the Class M-F-2 Certificates, any Deferred Amount for such Class, with interest thereon at the Pass-Through Rate for such Class;

     E. to the Class B-F Certificates, any Deferred Amount for such Class, with interest thereon at the Pass-Through Rate for such Class;

     F. to the Basis-F Risk Reserve Fund and payable to the Class A-F, any applicable Basis-F Risk Shortfall for such Class;

     G. to the Basis-F Risk Reserve Fund and payable to the Class M-F-1 Certificates, any applicable Basis-F Risk Shortfall for such Class;

     H. to the Basis-F Risk Reserve Fund and payable to the Class M-F-2 Certificates, any applicable Basis-F Risk Shortfall for such Class;

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     I.   to the Basis-F Risk Reserve Fund and payable to the Class B-F
          Certificates, any applicable Basis-F Risk Shortfall for such class;

     J. to the Basis-F Risk Reserve Fund, the Required Basis-F Risk Reserve Fund Deposit;

     K. subject to Section 4.02(j), to the Class X-F Certificates, the Class X-F Distributable Amount for such Distribution Date together with amounts withdrawn from the Basis-F Risk Reserve Fund for distribution to the Class X-F Certificates pursuant to Section 4.06(c), (d) and (e); and

     L.   to the Class R Certificate, any remaining amount.

     (i) On each Distribution Date, the Trustee shall distribute to the Holders of the Class A-IO Certificates, the aggregate of all Prepayment Premiums for Mortgage Loans in Loan Group 1 and Loan Group 2 collected or paid by each Servicer with respect to the preceding Prepayment Period. On each Distribution Date, the Trustee shall distribute to the Holders of the Class P-F Certificates, the aggregate of all Prepayment Premiums for Mortgage Loans in Loan Group 3 collected or paid by each Servicer with respect to the preceding Prepayment Period.

     (j) On any Distribution Date on which an Applied Loss Amount is calculated for Loan Group 1 and Loan Group 2, the Trustee shall deposit the portion of funds otherwise distributable to the Class X-F Certificates for such Distribution Date, up to the amount of such Applied Loss Amounts, to the Basis-F Risk Reserve Fund. The Trustee shall then immediately withdraw any such amount from the Basis-F Risk Reserve Fund and include such amount with the Principal Remittance Amount for Loan Group 1 for such Distribution Date. If amounts are not distributable on the Class X-F Certificates on a Distribution Date on which an Applied Loss Amount is calculated for Loan Group 1 and Loan Group 2, future distributions on the Class X-F Certificates will not be available for distribution to compensate the Group 1 and Group 2 Certificateholders for such losses.

     SECTION 4.03 Allocation of Losses.

     (a) On each Distribution Date, the Trustee shall determine the total of the Applied Loss Amount related to the Mortgage Loans in Loan Group 1 and Loan Group 2, if any, for such Distribution Date and reduce that amount by withdrawals from the Basis-F Risk Reserve Fund pursuant to Section 4.02(j) (the "Reduced Applied Loss Amount"). Such Reduced Applied Loss Amount for any Distribution Date shall be applied by reducing the Class Principal Balance of each Class of Group 1 and Group 2 Subordinate Certificates beginning with the Class of Subordinate Certificates then outstanding with the lowest relative payment priority, in each case until the respective Class Principal Balance thereof is reduced to zero. On each Distribution Date, the Trustee shall determine the total of the Applied Loss Amount related to the Mortgage Loans in Loan Group 3, if any, for such Distribution Date. Such Applied Loss Amount for any Distribution Date shall be applied by reducing the Class Principal Balance of each Class of Group 3 Subordinate Certificates beginning with the Class of Subordinate Certificates then outstanding with the lowest relative payment priority, in each case until the respective Class Principal Balance thereof is reduced to zero. Any Applied Loss Amount allocated to a Class of

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Subordinate Certificates shall be allocated among the Subordinate Certificates of such Class in proportion to their respective Percentage Interests.

     SECTION 4.04 Monthly Statements to Certificateholders.

     (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Certificateholder, each Servicer, the Depositor and each Rating Agency, a statement based on the information provided by each Servicer setting forth with respect to such Distribution Date:

          (i) the amount thereof allocable to principal, indicating the portion thereof attributable to Scheduled Payments and Principal Prepayments;

          (ii) the amount thereof allocable to interest or any Carryforward Interest included in such distribution;

          (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (iv) the Class Principal Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

          (v) the Aggregate Collateral Balance and the Aggregate Loan Group Collateral Balance for each Loan Group for such Distribution Date;

          (vi) the Overcollateralization Amount or Overcollateralization-F Amount, as applicable, for such Distribution Date;

          (vii) the amount of the Servicing Fees, the Trustee Fee, the Credit Risk Manager Fee and the FSA Premium and any other mortgage insurance fees, if applicable, with respect to such Distribution Date;

          (viii) the Pass-Through Rate for each Class of Certificates with respect to such Distribution Date;

          (ix) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the last day of the calendar month preceding such Distribution Date;

          (x) the number and aggregate principal amounts of Mortgage Loans delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days (to include such delinquent loans which are also in bankruptcy or foreclosure), as of the close of business on the last day of the calendar month preceding such Distribution Date;



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          (xi) the number and aggregate principal amounts of Mortgage Loans that were in foreclosure as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xii) the number and aggregate principal amounts of Mortgage Loans that were in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xiii) the number and aggregate principal amounts of Mortgage Loans with respect to which Prepayment Premiums were collected and the aggregate amount of such Prepayment Premiums;

          (xiv) the Rolling Three Month Delinquency Rate or Rolling-F Three Month Delinquency Rate, as applicable, for such Distribution Date;

          (xv) the total number and principal balance of any REO Properties (and market value, if available) as of the last day of the calendar month preceding such Distribution Date;

          (xvi) the total number and principal balance of any Mortgage Loans that were repurchased during the calendar month preceding such Distribution Date;

          (xvii) the aggregate amount of Realized Losses incurred during the preceding calendar month and aggregate Realized Losses included in such distribution;

          (xviii) the amount on deposit in the Prefunding Account (including a breakdown of amounts released during the prior calendar month in respect of Aggregate Subsequent Transfer Amounts or amounts included in the Principal Remittance Amount on the May 2002 Distribution Date);

          (xix) the weighted average term to maturity of the Mortgage Loans as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xx) the portion of any distribution to the Class A-1, Class A-2, Class A-3 and Class A-F Certificateholders constituting an Insured Payment for such Distribution Date;

          (xxi) the amount on deposit in the Capitalized Interest Account (including a breakdown of amounts released for the calendar month preceding such Distribution Date);

          (xxii) the gross weighted average coupon of the Mortgage Loans as of the first date of the applicable period for such Distribution Date;

          (xxiii) the aggregate number of Mortgage Loans in the pool;

          (xxiv) the Net WAC Rate;

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          (xxv) the Senior Enhancement Percentage or Senior-F Enhancement
     Percentage, as applicable;

          (xxvi) the Net Excess Spread or Net-F Excess Spread;

          (xxvii) any amounts deposited in the Basis Risk Reserve Fund on such Distribution Date pursuant to Section 4.02(g)J. and the Basis-F Risk Reserve Fund on such Distribution Date pursuant to Section 4.02(h)J., and the balance of the Basis Risk Reserve Fund and the Basis-F Risk Reserve Fund after all distributions have been made on such Distribution Date; and

          (xxviii) the Applied Loss Amount or Reduced Applied Loss Amount allocated to any Class.

     The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from each Servicer. The information in Sections 4.04(a)(x) through 4.04(a)(xvii) shall be reported on a loan group basis and with Loan Group 1 and Loan Group 2 together; and the information in Sections 4.04(a)(xxi) through 4.04 (a)(xxiv) shall be reported for Loan Groups 1 and 2 together and for Loan Group 3.

     On each Distribution Date, the Trustee shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") CUSIP Level Factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg. In connection with providing the information specified in this Section 4.04 to Bloomberg, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by DLJMC, to the extent, in the manner and subject to the limitations provided in Section 8.05. The Trustee will also make the monthly statements to Certificateholders available each month to each party referred to in this Section 4.04(a) via the Trustee's website. The Trustee's website can be accessed at http://www.usbank.com/abs or at such other site as the Trustee may designate from time to time. The Trustee may fully rely upon and shall have no liability with respect to information provided by each Servicer.

     (b) Upon request, within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section 4.04 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

     SECTION 4.05   Servicers to Cooperate.

     Each Servicer shall provide to the Trustee information which is mutually agreeable to the Trustee and the related Servicer with respect to each Mortgage Loan serviced by a Servicer no later than the second Business Day following the Determination Date necessary to enable the Trustee to perform its distribution, accounting and reporting requirements hereunder.

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     SECTION 4.06   Basis Risk Reserve Fund and Basis-F Risk Reserve Fund.

     (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Group 1 and Group 2 Certificates, the Basis Risk Reserve Fund, and for the benefit of the Holders of the Group 3 Certificates, the Basis-F Risk Reserve Fund. The Basis Risk Reserve Fund and the Basis-F Risk Reserve Fund each shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement.

     (b) On the Closing Date, $5,000.00 will be deposited by the Depositor into each of the Basis Risk Reserve Fund and the Basis-F Risk Reserve Fund. On each Distribution Date, the Trustee shall transfer from the Certificate Account to the Basis Risk Reserve Fund or the Basis-F Risk Reserve Fund, as applicable, pursuant to Section 4.02(g)J. or (h)J., as applicable, the Required Basis Risk Reserve Fund Deposit or Required Basis-F Risk Reserve Fund Deposit, as applicable.

     (c) Amounts on deposit in the Basis Risk Reserve Fund shall be withdrawn by the Trustee in connection with any Distribution Date to fund the amounts required to be distributed to holders of the Group 1 and Group 2 Offered Certificates pursuant to Sections 4.02(g)F. through I. to the extent Monthly Excess Cashflow on such date is insufficient to make such payments. In addition, any distributions of Monthly Excess Cashflow to the holders of the Group 1 and Group 2 Offered Certificates pursuant to Sections 4.02(g)F. through I. shall be deemed to have been deposited in the Basis Risk Reserve Fund and paid to such holders. On any Distribution Date, any amounts on deposit in the Basis Risk Reserve Fund in excess of the Required Basis Risk Reserve Fund Amount shall be distributed to the Class X Certificateholder pursuant to Section 4.02(g)K. Amounts on deposit in the Basis-F Risk Reserve Fund shall be withdrawn by the Trustee in connection with any Distribution Date to fund the amounts required to be distributed to holders of the Group 3 Offered Certificates pursuant to Sections 4.02(h)F. through I. to the extent Monthly-F Excess Cashflow on such date is insufficient to make such payments, except that amounts deposited therein pursuant to Section 4.02(j) shall not be available to fund such distributions. In addition, any distributions of Monthly-F Excess Cashflow to the Holders of the Group 3 Offered Certificates pursuant to Sections 4.02(h)F. through I. shall be deemed to have been deposited in the Basis-F Risk Reserve Fund and paid to such holders. On any Distribution Date, any amounts on deposit in the Basis-F Risk Reserve Fund in excess of the Required-F Basis Risk Reserve Fund Amount shall be distributed to the Class X-F Certificateholder pursuant to Section 4.02(h)K.

     (d) Funds in the Basis Risk Reserve Fund and the Basis-F Risk Reserve Fund may be invested in Eligible Investments by the Trustee at the direction of the holders of the Class X Certificates, in the case of the Basis Risk Reserve Fund, and at the direction of the holders of the Class X-F Certificates, in the case of the Basis-F Risk Reserve Fund, maturing on or prior to the next succeeding Distribution Date. Any net investment earnings on such amounts shall be payable to the holders of the Class X or Class X-F Certificates, as applicable. The Trustee shall account for the Basis Risk Reserve Fund and the Basis-F Risk Reserve Fund as outside reserve funds within the meaning of Treasury regulation 1.860G-2(h) and are not assets of any REMIC created pursuant to this Agreement. The Class X Certificates shall evidence ownership of the


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Basis Risk Reserve Fund for federal tax purposes and the Class X-F
Certificates shall evidence ownership of the Basis-F Risk Reserve Fund, and the Holders thereof shall direct the Trustee in writing as to the investment of amounts therein. The Trustee shall treat amounts transferred by the Master REMIC to the Basis Risk Reserve Fund and the Basis-F Risk Reserve Fund as distributions to the Class X Certificateholders and Class X-F Certificateholders, respectively, for all Federal tax purposes. In the absence of such written direction, all funds in the Basis Risk Reserve Fund and the Basis-F Risk Reserve Fund shall remain uninvested. The Trustee shall have no liability for losses on investments in Eligible Investments made pursuant to this Section 4.06(d) (other than as obligor on any such investments). Upon termination of the Trust Fund, any amounts remaining in the Basis Risk Reserve Fund and the Basis-F Risk Reserve Fund shall be distributed to the Holders of the Class X Certificates and Class X-F Certificates, respectively, in the same manner as if distributed pursuant to Section 4.02(g)K. or Section 4.02(h)K. hereof.

     (e) On the Distribution Date immediately after the Distribution Date on which the aggregate Class Principal Balance of the LIBOR Certificates equals zero, any amounts on deposit in the Basis Risk Reserve Fund not payable on the LIBOR Certificates shall be deposited into the Certificate Account and distributed to the Holders of the Class X Certificates in the same manner as if distributed pursuant to Section 4.02(g)K. hereof. On the Distribution Date immediately after the Distribution Date on which the aggregate Class Principal Balance of the Group 3 Certificates equals zero, any amounts on deposit in the Basis-F Risk Reserve Fund not payable on the Group 3 Certificates shall be deposited into the Certificate Account and distributed to the Holders of the Class X-F Certificates in the same manner as if distributed pursuant to
Section 4.02(h)K. hereof.

     SECTION 4.07 Policy Matters.

     (a) As soon as possible, and in no event later than 11:00 a.m., New York time, on the second Business Day immediately preceding each Distribution Date, the Trustee shall determine the amount of funds available for such Distribution Date minus the amount of any FSA Premium and any fee to paid to the Trustee on such Distribution Date

     (b) If for any Distribution Date, the Trustee determines that the funds that will be available for such Distribution Date distributable to the Holders of the Class A-1, Class A-2, Class A-3 or Class A-F Certificates pursuant to
Section 4.01 will be insufficient to pay the related Guaranteed Distributions on such Distribution Date, the Trustee shall determine the amount of any such deficiency and shall give notice to FSA and the Fiscal Agent (as defined in the FSA Policy), if any, by telephone or telecopy of the amount of such deficiency, confirmed in writing by notice substantially in the form of Exhibit A to the FSA Policy by 12:00 noon, New York City time, on such second Business Day. The Trustee's responsibility for delivering the notice to FSA, as provided in the preceding sentence is limited to the availability, timeliness and accuracy of the information provided by each Servicer. The Notice shall constitute a claim for payment pursuant to the FSA Policy.

     (c) The Trustee shall receive as attorney-in-fact of each Holder of a Class A-1, Class A-2, Class A-3 or Class A-F Certificate, any Guaranteed Distributions from FSA and disburse the same to each Holder of a Class A-1, Class A-2, Class A-3 or Class A-F Certificate in accordance with the provisions of this Article IV. Guaranteed Distributions disbursed by the

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Trustee from proceeds of the FSA Policy shall not be considered payment by the
Trust nor shall such payments discharge the obligation of the Trust with respect to such Class A-1, Class A-2, Class A-3 or Class A-F Certificate, and FSA shall become the owner of such unpaid amounts due from the Trust in respect of such Guaranteed Distributions as the deemed assignee of such Holder and shall be entitled to receive the FSA Reimbursement Amount pursuant to
Section 4.01. The Trustee hereby agrees on behalf of each Holder of a Class A-1, Class A-2, Class A-3 or Class A-F Certificate for the benefit of FSA that it and they recognize that to the extent that FSA makes Guaranteed Distributions, either directly or indirectly (as by paying through the Trustee), to the Class A-1, Class A-2, Class A-3 or Class A-F Certificateholders, FSA will be entitled to receive the FSA Reimbursement Amount pursuant to Section 4.01.

     (d) It is understood and agreed that the intention of the parties is that FSA shall not be entitled to reimbursement on any Distribution Date for amounts previously paid by it unless on such Distribution Date the Holders of the Class A-1, Class A-2, Class A-3 or Class A-F Certificates shall also have received the full amount of the Guaranteed Distributions for such Distribution Date.

     (e) In the event the Trustee receives a certified copy of an order of the appropriate court that any payment of principal or interest on a Class A-1, Class A-2, Class A-3 or Class A-F Certificate has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall (i) promptly notify FSA and the Fiscal Agent, if any, and (ii) comply with the provisions of the FSA Policy to obtain payment by FSA of such voided payment. In addition, the Trustee shall mail notice to all Holders of the Class A-1, Class A-2, Class A-3 and Class A-F Certificates so affected that, in the event that any such Holder's scheduled payment is so recovered, such Holder will be entitled to payment pursuant to the terms of the FSA Policy a copy of which shall be made available to such Holders by the Trustee. The Trustee shall furnish to FSA and the Fiscal Agent, if any, its records listing the payments on the affected Class A-1, Class A-2, Class A-3 and Class A-F Certificates, if any, that have been made by the Trustee and subsequently recovered from the affected Holders, and the dates on which such payments were made by the Trustee.

     (f) At the time of the execution hereof, and for the purposes hereof, the Trustee shall establish a separate special purpose trust account in the name of the Trustee for the benefit of Holders of the Class A-1, Class A-2, Class A-3 and Class A-F Certificates (the "FSA Account") over which the Trustee shall have exclusive control and sole right of withdrawal. The FSA Account shall be an Eligible Account. The Trustee shall deposit any amount paid under the FSA Policy into the FSA Account and distribute such amount only for the purposes of making the payments to Holders of the Class A-1, Class A-2, Class A-3 and Class A-F Certificates in respect of the Guaranteed Distributions for which the related claim was made under the FSA Policy. Such amounts shall be allocated by the Trustee to Holders of Class A-1, Class A-2, Class A-3 and Class A-F Certificates affected by such shortfalls in the same manner as principal and interest payments are to be allocated with respect to such Certificates pursuant to Section 4.01. It shall not be necessary for such payments to be made by checks or wire transfers separated from the checks or wire transfers used to make regular payments hereunder with funds withdrawn from the Certificate Account. However, any payments made on the Class A-1, Class A-2, Class A-3 and Class A-F Certificates from funds in the FSA Account shall be noted as provided in subsection (h) below. Funds held in the FSA Account shall not be invested by the Trustee.

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     (g) Any funds received from FSA for deposit into the FSA Account pursuant to the FSA Policy in respect of a Distribution Date or otherwise as a result of any claim under the FSA Policy shall be applied by the Trustee directly to the payment in full (i) of the Guaranteed Distributions due on such Distribution Date on the Class A-1, Class A-2, Class A-3 and Class A-F Certificates, or (ii) of other amounts payable under the FSA Policy. Funds received by the Trustee as a result of any claim under the FSA Policy shall be used solely for payment to the Holders of the Class A-1, Class A-2, Class A-3 and Class A-F Certificates and may not be applied for any other purpose, including, without limitation, satisfaction of any costs, expenses or liabilities of the Trustee, any Servicer or the Trust Fund. Any funds (other than funds deposited therein in respect of a Preference Amount payable under the FSA Policy) remaining in the FSA Account on the first Business Day after each Distribution Date shall be remitted promptly to FSA pursuant to the written instruction of FSA.

     (h) The Trustee shall keep complete and accurate records in respect of
(i) all funds remitted to it by FSA and deposited into the FSA Account and
(ii) the allocation of such funds to payments of interest on and principal in respect of any Class A-1, Class A-2, Class A-3 or Class A-F Certificates. FSA shall have the right to inspect such records at reasonable times during normal business hours upon three Business Days' prior notice to the Trustee.

     (i) The Trustee acknowledges, and each Holder of a Class A-1, Class A-2, Class A-3 or Class A-F Certificate by its acceptance of the Class A-1, Class A-2, Class A-3 or Class A-F Certificate agrees, that, without the need for any further action on the part of FSA or the Trustee, to the extent FSA makes payments, directly or indirectly, on account of principal of or interest on any Class A-1, Class A-2, Class A-3 or Class A-F Certificates, FSA will be fully subrogated to the rights of the Holders of such Class A-1, Class A-2, Class A-3 or Class A-F Certificates to receive such principal and interest from the Trust Fund. The Holders of the Class A-1, Class A-2, Class A-3 or Class A-F Certificates, by acceptance of the Class A-1, Class A-2, Class A-3 or Class A-F Certificates, assign their rights as Holders of the Class A-1, Class A-2, Class A-3 or Class A-F Certificates to the extent of FSA's interest with respect to amounts paid under the Certificate Insurance Policy. Anything herein to the contrary notwithstanding, solely for purposes of determining FSA's rights, as applicable, as subrogee for payments distributable pursuant to Section 4.01, any payment with respect to distributions to the Class A-1, Class A-2, Class A-3 or Class A-F Certificates which is made with funds received pursuant to the terms of the FSA Policy, shall not be considered payment of the Class A-1, Class A-2, Class A-3 or Class A-F Certificates from the Trust Fund and shall not result in the distribution or the provision for the distribution in reduction of the Class Principal Balance of the Class A-1, Class A-2, Class A-3 or Class A-F Certificates except to the extent such payment has been reimbursed to FSA pursuant to the terms hereof.

     (j) Upon a Responsible Officer of the Trustee becoming aware of the occurrence of an Event of Default, the Trustee shall promptly notify FSA of such Event of Default.

     (k) The Trustee shall promptly notify FSA of either of the following as to which a Responsible Officer of the Trustee has actual knowledge: (A) the commencement of any proceeding by or against the Depositor commenced under the United States bankruptcy code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an


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"Insolvency Proceeding") and (B) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any distribution made with respect to the Class A-1, Class A-2, Class A-3 or Class A-F Certificates as to which it has actual knowledge. Each Holder of a Class A-1, Class A-2, Class A-3 or Class A-F Certificate, by its purchase of Class A-1, Class A-2, Class A-3 or Class A-F Certificates, and the Trustee hereby agrees that FSA (so long as no FSA Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal. In addition and without limitation of the foregoing, FSA shall be subrogated to the rights of the Trustee and each Holder of a Class A-1, Class A-2, Class A-3 or Class A-F Certificate in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

     (l) Each Servicer shall designate at least one FSA Contact Person who shall be available to FSA to provide reasonable access to information regarding the Mortgage Loans. The initial FSA Contact Persons are the Servicing Officers.

     (m) The Trustee shall surrender the FSA Policy to FSA for cancellation upon the reduction of the Class Principal Balance of the Class A-1, Class A-2, Class A-3 and Class A-F Certificates to zero.

     (n) The Trustee shall send to FSA the reports prepared pursuant to Sections 3.17 and 3.18 and the statements prepared pursuant to Section 4.04, as well as any other statements or communications sent to Holders of the Class A-1, Class A-2, Class A-3 or Class A-F Certificates, in each case at the same time such reports, statements and communications are otherwise sent.

     (o) For so long as there is no continuing default by FSA under its obligations under the FSA Policy (an "FSA Default"), each Holder of a Class A-1, Class A-2, Class A-3 or Class A-F Certificate agrees that FSA shall be treated by the Depositor, each Seller, each Servicer and the Trustee as if FSA were the Holder of all of the Class A-1, Class A-2, Class A-3 and Class A-F Certificates for the purpose (and solely for the purpose) of the giving of any consent, the making of any direction or the exercise of any voting or other control rights otherwise given to the Holders of the Class A-1, Class A-2, Class A-3 and Class A-F Certificates hereunder and the holders of the Class A-1, Class A-2, Class A-3 and Class A-F Certificates shall only exercise such rights with the prior written consent of FSA.

     (p) With respect to this Section 4.07, (i) the terms "Receipt" and "Received" shall mean actual delivery to FSA and its Fiscal Agent, if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 noon, New York City time, shall be deemed to be Receipt on the next succeeding Business Day and (ii) "Business Day" means any day other than (A) a Saturday or Sunday or (B) a day on which FSA or banking institutions in the City of New York, New York, or the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed. If any notice or certificate given under the FSA Policy by the Trustee is not in proper


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form or is not properly completed, executed or delivered, it shall be deemed not to have been Received. FSA or its Fiscal Agent, if any, shall promptly so advise the Trustee and the Trustee may submit an amended notice.

     (q) All notices, statements, reports, certificates or opinions required by this Agreement to be sent to the Trustee, the Rating Agencies or the Class A-1, Class A-2, Class A-3 and Class A-F Certificateholders shall also be sent at such time to FSA at Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022.

     (r) FSA shall be an express third party beneficiary of this Agreement for the purpose of enforcing the provisions hereof to the extent of FSA's rights explicitly specified herein as if a party hereto.

     (s) All references herein to the ratings assigned to the Certificates and to the interests of any Certificateholders shall be without regard to the FSA Policy.

     (t) The Trustee and each Servicer shall cooperate with any reasonable request by FSA to preserve or enforce the rights granted to FSA hereunder.

     (u) Any amendment to this Agreement shall require the prior written consent of FSA if such amendment adversely affects in any respect the rights or interests of FSA or of the Class A-1, Class A-2, Class A-3 and Class A-F Certificateholders (without regard to the FSA Policy).

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                                   ARTICLE V

                               THE CERTIFICATES

     SECTION 5.01 The Certificates.

     The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

     Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate, (B) 100% of the Class Principal Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by a Responsible Officer upon the written order of the Depositor. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such certificate a Certificate of Authentication in the form provided herein, executed by the Trustee by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall authenticate the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

     The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

     SECTION 5.02 Certificate Register; Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any


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Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

     At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

     No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

     All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Trustee in accordance with the Trustee's customary procedures.

     (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. Except in connection with any transfer of a Private Certificate by the Depositor to any affiliate, in the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit J (the "Transferor Certificate") and (i) deliver a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or
(ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller, each Servicer and the Special Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

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     No transfer of an ERISA-Restricted Certificate shall be made unless the
Trustee shall have received either (i) a representation letter from the transferee substantially in the form of Exhibit K or L, in the case of a Private Certificate, or Exhibit I, in the case of a Residual Certificate, to the effect that (a) such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer or
(b) if the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, it is being purchased by an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60), and the acquisition and holding of the ERISA-Restricted Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60; or (ii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in a prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Servicers or the Special Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability. The transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate, by its acceptance of the Book-Entry Certificate, will be deemed to make the representation in clauses (a) or (b) above. In the event that a representation is violated, or any transfer to a plan or person acting on behalf of a plan or using a plan's assets is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition shall be void and of no effect.

     To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

     (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of


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

     any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

          (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

          (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of a Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this
     Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

     The restrictions on Transfers of a Residual Certificate set forth in this
Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Seller, the Servicers or the Special Servicer to the effect that the elimination of such restrictions will not cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an


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Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

     (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

     (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Seller, the Servicers, the Special Servicer, the Depositor or the Trustee shall be liable for any


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delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

     SECTION 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

     If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Trustee such security or indemnity as may be required by it to hold it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 5.04 Persons Deemed Owners.

     The Servicers and the Trustee and any agent of the Servicers or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Servicers or the Trustee or any agent of the Servicers or the Trustee shall be affected by any notice to the contrary.

     SECTION 5.05 Access to List of Certificateholders' Names and Addresses.

     If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or a Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, such Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

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     SECTION 5.06 Maintenance of Office or Agency.

     The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in St. Paul, Minnesota where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.



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                                  ARTICLE VI

       THE DEPOSITOR, THE SELLER, THE SERVICERS AND THE SPECIAL SERVICER

     SECTION 6.01 Respective Liabilities of the Depositor, the Seller, the Servicers and the Special Servicer.

     The Depositor, the Seller, each Servicer and the Special Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

     SECTION 6.02 Merger or Consolidation of the Depositor, the Seller or a Servicer.

     The Depositor, the Seller and each Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     Any Person into which the Depositor, the Seller or a Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Seller or a Servicer shall be a party, or any person succeeding to the business of the Depositor, the Seller or a Servicer, shall be the successor of the Depositor, the Seller or the related Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person with respect to a merger or consolidation of a Servicer shall be an institution either (i) having a net worth of not less than $10,000,000 or whose deposits are insured by the FDIC through the BIF or the SAIF, and (ii) which is a FNMA or FHLMC approved servicer in good standing.

     SECTION 6.03 Limitation on Liability of the Depositor, the Seller, the Servicers and Others.

     (a) None of the Depositor, the Seller, a Servicer or the Special Servicer nor any of the directors, officers, employees or agents of the Depositor, the Seller, a Servicer or the Special Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller, a Servicer, the Special Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Seller, the Servicer, the Special Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Seller, a Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor, the Seller, a Servicer or the Special Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. None


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

of the Depositor, the Seller, a Servicer or the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Seller, a Servicer or the Special Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller, the Servicers and the Special Servicers shall be entitled to be reimbursed therefor from the Trust Fund.

     (b) Each Servicer shall indemnify the Trustee and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee may sustain in any way related to the failure of such Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The related Servicer immediately shall notify the Trustee if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Trustee in respect of such claim. The related Servicer shall follow any written instructions received from the Trustee in connection with such claim. Except as otherwise provided herein, the Trustee promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the failure of such Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

     SECTION 6.04 Limitation on Resignation of a Servicer.

     (a) Subject to Section 6.04(b) below, a Servicer shall not resign from the obligations and duties hereby imposed on it except (i)(a) upon appointment of a successor servicer (which may be with respect to all or a portion of the Mortgage Loans), (b) receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates related to the applicable Mortgage Loans and (c) receipt by FSA of oral confirmation from each Rating Agency that the rating assigned to any of the Certificates related to the applicable Mortgage Loans is given without regard to the FSA Policy, or (ii) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (ii) permitting the resignation of a Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed such Servicer's responsibilities, duties, liabilities and obligations hereunder.

     (b) Notwithstanding the foregoing, DLJ Mortgage Capital, Inc. shall be entitled to request that Olympus resign as Servicer and appoint a successor servicer; provided that such entity delivers to the Trustee the letter required by 6.04(a)(i) above.

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     SECTION 6.05 Limitation Upon Liability of the Credit Risk Manager.

     Neither the Credit Risk Manager, nor any of the directors, officers, employees or agents of the Credit Risk Manager, shall be under any liability to the Trustee, the Certificateholders or the Depositor for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, in reliance upon information provided by the applicable Servicer under the applicable Credit Risk Management Agreement or for errors in judgment; provided, however, that this provision shall not protect the Credit Risk Manager or any such person against liability that would otherwise be imposed by reason of willful malfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement or the applicable Credit Risk Management Agreement. The Credit Risk Manager and any director, officer, employee or agent of the Credit Risk Manager may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder, and may rely in good faith upon the accuracy of information furnished by the applicable Servicer pursuant to the applicable Credit Risk Management Agreement in the performance of its duties thereunder and hereunder.



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                                  ARTICLE VII

                                    DEFAULT

     SECTION 7.01 Events of Default.

     "Event of Default", wherever used herein, means any one of the following events:

          (i) any failure by a Servicer to make any deposit or payment required pursuant to this Agreement (including but not limited to Advances to the extent required under Section 4.01) which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Trustee or the Depositor, or to such Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

          (ii) any failure by a Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of such Servicer set forth in this Agreement, or if any of the representations and warranties of such Servicer in Section 2.03(a) proves to be untrue in any material respect, which failure or breach continues unremedied for a period of 60 days after the date on which written notice of such failure or breach, requiring the same to be remedied, shall have been given to such Servicer by the Trustee or the Depositor, or to such Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates, provided, however, that in the case of a failure that cannot be cured within 60 days, the cure period may be extended if such Servicer can demonstrate to the reasonable satisfaction of the Trustee and FSA that such Servicer is diligently pursuing remedial action; or;

          (iii) failure by a Servicer to maintain, if required, its license to do business in any jurisdiction where the related Mortgaged Property is located; or

          (iv) failure by a Servicer, other than Fairbanks, of the Servicer Termination Test; or

          (v) failure by Fairbanks of the Fairbanks Termination Test; or

          (vi) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against a Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

          (vii) a Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Servicer or of or relating to all or substantially all of its property; or

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          (viii) a Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or commence a voluntary case under, any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations; or

          (ix) a Servicer ceases to meet the qualifications of a FNMA or FHLMC approved servicer.

     Other than an Event of Default resulting from a failure of a Servicer to make any required Advance and the Event of Default set forth in clause (iv) or
(v) above, if an Event of Default shall occur and a Responsible Officer of the Trustee has knowledge thereof, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the Holders of Certificates evidencing not less than 51% of the Voting Rights evidenced by the Certificates, the Trustee shall by notice in writing to such Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of such Servicer under this Agreement and in and to the related Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default results from the failure of a Servicer to make a required Advance or an Event of Default set forth in clause (v) occurs, the Trustee shall, by notice in writing to such Servicer and the Depositor (with a copy to each Rating Agency), terminate all of the rights and obligations of such Servicer under this Agreement and in and to the related Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder.

     If an Event of Default set forth in clause (iv) shall occur and a Responsible Officer of the Trustee has knowledge thereof, the Trustee shall notify the Certificateholders of such event and shall request that Certificateholders inform the Trustee as to whether they desire to terminate all rights and obligations of such Servicer under the Agreement. If within 30 days of making such request, Holders of Certificates entitled to 51% of the Voting Rights or more instruct the Trustee to terminate such Servicer, the Trustee shall by notice in writing to such Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of such Servicer under this Agreement and in and to the related Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder.

     Upon receipt by a Servicer of such written notice of termination, all authority and power of such Servicer under this Agreement, whether with respect to the related Mortgage Loans or otherwise, shall pass to and be vested in the Trustee or its nominee, subject to Section 7.02. Upon written request from the Trustee, such Servicer shall prepare, execute and deliver to the successor entity designated by the Trustee any and all documents and other instruments, place in such successor's possession all related Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the related Mortgage Loans and related documents, at the Servicer's sole expense. Such Servicer shall cooperate with the Trustee and such successor in effecting the termination of such Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by such Servicer to a related Collection Account or Escrow Account or thereafter received with respect to the related Mortgage Loans.


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The Trustee shall thereupon make any Advance unless prohibited by applicable law. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the related Mortgage Loans and related documents, or otherwise.

     All reasonable out of pocket costs and expenses (including attorneys' fees) incurred in connection with transferring servicing to a successor Servicer shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

     SECTION 7.02 Trustee to Act; Appointment of Successor.

     On and after the time a Servicer receives a notice of termination pursuant to Section 7.01 of this Agreement, the Trustee shall, subject to and to the extent provided herein, be the successor to a Servicer, but only in its capacity as servicer under this Agreement, and not in any other, and the transactions set forth herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on a Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Section 4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the related Mortgage Loans that the Servicer would have been entitled to charge to a Collection Account, provided that the terminated Servicer shall nonetheless be entitled to payment or reimbursement as provided in Section 3.09(a) to the extent that such payment or reimbursement relates to the period prior to termination of the Servicer. Notwithstanding the foregoing, if the Trustee has become the successor to a Servicer in accordance with Section 7.01, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to 4.01 hereof, or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to such Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any successor to a Servicer shall be an institution which is a FNMA or FHLMC approved seller/servicer in good standing, which has a net worth of at least $10,000,000, which is willing to service the related Mortgage Loans and which executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of such Servicer (other than liabilities of the Servicer under Section 6.03 hereof incurred prior to termination of the Servicer under Section 7.01 hereunder), with like effect as if originally named as a party to this Agreement; provided that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. Pending appointment of a successor to a Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to the limitations described herein, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the related Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee. The


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Trustee and such successor shall take such action, consistent with this
Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

     Any successor to a Servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as servicer, maintain in force the policy or policies that the Servicer is required to maintain pursuant to this Agreement.

     SECTION 7.03 Notification to Certificateholders.

     (a) Upon any termination of or appointment of a successor to a Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

     (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder actually known to a Responsible Officer the Trustee, unless such Event of Default shall have been cured or waived.

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                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

     SECTION 8.01 Duties of the Trustee.

     The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured and not waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) unless an Event of Default actually known to the Trustee shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

          (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement;

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          (iv) no provision of this Agreement shall require the Trustee to act as Servicer or be responsible in any way for the acts or omissions of the Servicer until such time as it acts as successor servicer pursuant to the terms of this Agreement; and

          (v) the Trustee shall have no duty (A) (other than in its capacity as successor servicer) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing of any thereof, (B) (other than in its capacity as successor servicer) to see to any insurance, (C) (other than with respect to Section 8.11 hereof) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to , assessed or levied against, any part of the Trust Fund,
     (D) to confirm or verify the contents of any certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the appropriate party.

     SECTION 8.02 Certain Matters Affecting the Trustee.

     Except as otherwise provided in Section 8.01:

          (i) the Trustee may request and conclusively rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

          (ii) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

          (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, affiliates, accountants or attorneys and the Trustee shall not be responsible for any negligence or willful


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

     misconduct on the part of such agents, affiliates, accountants or attorneys appointed by it with due care;

          (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

          (vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

          (viii) the Trustee shall not be deemed to have actual knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof;

          (ix) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

          (x) the rights of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

          (xi) anything to the contrary in this Agreement notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits) even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

          (xii) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

     SECTION 8.03 Trustee Not Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor, a Servicer or the Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trustee's execution and authentication of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or a Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or a Servicer.

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     SECTION 8.04 Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the Depositor, the Seller, the Servicers and their affiliates, with the same rights as it would have if it were not the Trustee.

     SECTION 8.05 Trustee's Fees and Expenses.

     (a) In addition to the Trustee Fee paid on each Distribution Date pursuant to Section 4.02, the Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Certificate Account on each Distribution Date prior to making distributions pursuant to Section 4.02 any investment income or other benefit derived from balances in the Certificate Account for such Distribution Date pursuant to Section 3.09(b). Subject to the limitations set forth in Section 8.05(b), the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Depositor and held harmless against any loss, liability or expense (including reasonable attorney's fees and expenses) incurred in connection with any claim or legal action relating to (a) this Agreement or the Custodial Agreement, (b) the Certificates, or (c) the performance of any of the Trustee's duties hereunder or under the Custodial Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Depositor covenants and agrees, subject to the limitation set forth in Section 8.05(b), and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder,
(C) printing and engraving expenses in connection with preparing any Definitive Certificates and (D) any other reasonable expenses incurred other than in the ordinary course of its business by the Trustee in connection with its duties hereunder. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee or Paying Agent hereunder or for any other expenses.

     (b) Notwithstanding anything to the contrary in this Agreement, the Depositor shall not be obligated to pay to the Trustee more than, in the aggregate, $150,000 pursuant to Section 8.05(a) hereof. Other than as set forth in this Section 8.05, the Trustee shall not be entitled to any other compensation or reimbursement for loss or expenses.

     SECTION 8.06 Eligibility Requirements for the Trustee.

     The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such


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laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce their respective then current Ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction), as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the proposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The entity serving as Trustee may have normal banking and trust relationships with the Depositor, the Seller or the Servicers and their affiliates; provided, however, that such entity cannot be an affiliate of the Seller, the Depositor or the Servicers other than the Trustee in its role as successor to the related Servicer.

     SECTION 8.07 Resignation and Removal of the Trustee.

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Seller, the Servicers, the Special Servicer and each Rating Agency not less than 60 days before the date specified in such notice, when, subject to
Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section 8.06. If the Trustee gives notice of such resignation, the Depositor shall promptly appoint a successor trustee. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or removal (as provided below), the resigning or removed Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which shall be delivered to the Trustee, one copy to the Servicer and the Seller and one copy to the successor trustee.

     The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which shall be delivered by the successor Trustee to the Depositor, the Servicers and the Seller, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee.

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     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

     SECTION 8.08 Successor Trustee.

     Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee, the Servicers and the Seller an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Servicers, the Seller and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

     No successor trustee shall accept appointment as provided in this Section
8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 and its appointment shall not adversely affect the then current rating of the Certificates.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

     SECTION 8.09 Merger or Consolidation of the Trustee.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 8.10 Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of

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this Section 8.10, such powers, duties, obligations, rights and trusts as the
Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) To the extent necessary to effectuate the purposes of this
     Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee in its capacity as successor servicer under this Agreement to advance funds on behalf of a Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular set or acts are to be performed (whether as Trustee hereunder or as successor to a Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

          (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

          (iv) The Depositor, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicers and the Depositor.

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     Any separate trustee or co-trustee may, at any time, constitute the
Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 8.11 Tax Matters.

     It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, multiple "real estate mortgage investment conduits" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of the REMICs and that in such capacity it shall: (a) prepare, sign and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made elections that each group of segregated assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law) and apply for an employee identification number from the IRS via a Form SS-4 or any other acceptable method for all tax entities; (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption;
(e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status of any REMIC as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC hereunder; (h) pay, from the sources specified in the sixth paragraph of this Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any REMIC hereunder prior to its termination


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when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (j) maintain records relating to the REMICs, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined on the accrual method or at such internals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent any such REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any such REMIC, and otherwise act on behalf of the REMICs in relation to any tax matter or controversy involving it.

     In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. DLJMC hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

     In the event that any tax is imposed on "prohibited transactions" of any REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of any REMIC as defined in Section 860G(c) of the Code, on any contribution to the REMICs after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any minimum tax imposed upon any REMICs pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Seller, in the case of any such minimum tax, if such tax arises out of or results from a breach by the Seller of any of its obligations under this Agreement or (iii) the Seller, if any such tax arises out of or results from the Seller's obligation to repurchase a related Mortgage Loan pursuant to Section 2.02 or 2.03 or (iv) in all other cases, or in the event that the Trustee or the Seller fails to honor its obligations under the preceding clauses (i), (ii) or (iii) or the Servicer fails to honor its obligations pursuant to Section 8.15, any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.09(b).

     The Trustee shall treat the Basis Risk Reserve Fund and the Basis-F Risk Reserve Fund as outside reserve funds within the meaning of Treasury Regulation 1.860G-2(h) that are owned


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by the Class X Certificateholder and Class X-F Certificateholder,
respectively, and that are not assets of any REMIC. The Trustee shall treat the rights of the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, and Class B Certificateholders to receive payments from the Basis Risk Reserve Fund and the rights of the Class A-F, Class M-F-1, Class M-F-2 and Class B-F Certificateholders to receive payments from the Basis-F Risk Reserve Fund as rights in an interest rate cap contract written by the Class X Certificateholder in favor of the Class A-1 and Class A-2, Class M-1, Class M-2 and Class B Certificateholders and an interest rate cap contract written by the Class X-F Certificateholder in favor of the Class A-F, Class M-F-1, Class M-F-2 and Class B-F Certificateholders, respectively. The Class M-1, Class M-2 and Class B Certificateholders shall also be treated as holders of rights in and limited recourse interest rate cap contract written by the Class X Certificateholder whereby the Class M-1, Class M-2 and Class B Certificateholders will receive any excess of the Subordinate Net Funds Cap over the Adjusted Subordinate Net Funds Cap on their respective principal balances for such Distribution Date as well as any Carryforward Interest for such Distribution Date. The Class A-IO Certificateholders will also be treated as entering into a notional principal contract with the Class X Certificateholder whereby the Class A-IO Certificateholders will receive payments to the extent that its interest entitlement calculated under the 30/360 Convention exceeds its interest entitlement calculated under the Actual/360 Convention, and will make payments to the extent that its interest entitlement calculated under the Actual/360 Convention exceeds its interest entitlement under the 30/360 Convention. All payments made by the Class X Certificates pursuant to this notional principal contract will be deposited into the Basis Risk Reserve Fund and then paid to the Class A-IO Certificates. Thus, each Class A (other than the Class A-F-IO), Class M and Class B REMIC Regular Interest shall be treated as representing ownership of not only a REMIC Regular Interest, but also ownership of an interest in interest rate cap contracts or a separate contractual right. For purposes of determining the issue price of such REMIC Regular interests, the Trustee shall assume that the Basis Risk Reserve Fund and the Basis-F Risk Reserve Fund have a de minimis value.

     The Trustee, the Servicer and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Servicers nor the Holder of any Residual Certificate shall take any action, cause any REMIC created hereunder to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee and the Servicers have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

     Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on each REMIC created hereunder by federal or state governmental authorities. To the extent that such Trust taxes are not paid by a Residual Certificateholder, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in the REMICs or, if no such amounts are available, out of other amounts


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held in the Distribution Account, and shall reduce amounts otherwise payable to Holders of regular interests in the related REMIC.

     The Trustee shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

     The Trustee will apply for an Employee Identification Number from the Internal Revenue Service via a Form SS-4 or other acceptable method for all tax entities.

     SECTION 8.12 Periodic Filings.

     The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. In connection with the preparation and filing of such periodic reports, the Depositor and the Servicers shall, upon the written request of the Trustee, timely provide to the Trustee all material information reasonably available to them which is requested by the Trustee for the purpose of being included in such reports. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

     SECTION 8.13 Trust Obligations.

     For all purposes herein, any and all rights, duties and obligations of the Trustee on behalf of the Trust shall be the rights, duties and obligations of the Trust itself.

     SECTION 8.14 Determination of Certificate Index.

     On each Interest Determination Date, the Trustee shall determine the Certificate Index for the Accrual Period and inform the Servicers of such rate.

     SECTION 8.15 Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

     In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by a Servicer of its duties and obligations set forth herein, that Servicer shall indemnify the Trustee and the Trust Fund against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that neither Servicers shall be liable for any such Losses attributable to the negligence of the Trustee, the Depositor or the Holder of such Class R Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Class R Certificate on which such Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Class R Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall either Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms


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of, this Agreement, (2) for any Losses other than arising out of a negligent performance by such Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

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                                  ARTICLE IX

                                  TERMINATION

     SECTION 9.01   Termination upon Liquidation or Purchase of the Mortgage
                    Loans.

     (a) Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Seller, the Servicers, the Special Servicer and the Trustee created hereunder shall terminate with respect to the related Loan Group or Loan Groups upon the earlier of

          (I)(A)with respect to Loan Group 1 and Loan Group 2, the purchase by Olympus of all Group 1 and Group 2 Mortgage Loans (and related REO Properties) remaining at the price equal to the sum of (i) 100% of the Stated Principal Balance of each such Mortgage Loan (other than in respect of REO Property) plus one month's accrued interest thereon at the applicable Mortgage Rate and (ii) with respect to any REO Property, the lesser of
               (x) the appraised value of such REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each such Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Rate and (iii) any unreimbursed Advances, Servicing Advances and Servicing Fees payable to any Servicer on the Group 1 and Group 2 Mortgage Loans, other than Olympus, which shall be entitled to withdraw such amounts from the applicable Collection Account pursuant to Section 3.09(a);

          (B) with respect to Loan Group 3, the purchase by Olympus of all Group 3 Mortgage Loans (and related REO Properties) remaining at the price equal to the sum of (i) 100% of the Stated Principal Balance of each such Mortgage Loan (other than in respect of REO Property) plus one month's accrued interest thereon at the applicable Mortgage Rate and (ii) with respect to any REO Property, the lesser of (x) the appraised value of such REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each such Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Rate and (iii) any unreimbursed Advances, Servicing Advances and Servicing Fees payable to any Servicer on the Group 3 Mortgage Loans, other than Olympus, which shall be entitled to withdraw such amounts from the applicable Collection Account pursuant to Section 3.09(a); and

          (II) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.

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     In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof. The right to repurchase the Group 1 and Group 2 Mortgage Loans and related REO Properties pursuant to clause
(a)(I) above shall be conditioned upon the aggregate Stated Principal Balance of the Mortgage Loans in Group 1 and Group 2, at the time of any such repurchase, aggregating less than ten percent of the Aggregate Loan Group Collateral Balances of Loan Group 1 and Loan Group 2 as of the Cut-off Date, and the right to repurchase the Group 3 Mortgage Loans and related REO Properties pursuant to clause (a)(II) above shall be conditioned upon the aggregate Stated Principal Balance of the Mortgage Loans in Group 3, at the time of any such repurchase, aggregating less than ten percent of the Aggregate Loan Group Collateral Balance of Loan Group 3 as of the Cut-off Date.

     SECTION 9.02 Final Distribution on the Certificates.

     If on any Determination Date, the Trustee determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Accounts and Certificate Account, the Trustee shall promptly send a final distribution notice to each Certificateholder. If Olympus elects to exercise a purchase option pursuant to
Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, Olympus shall notify any other Servicer and the Trustee of the date it intends to exercise such purchase option and of the applicable repurchase price of the related Mortgage Loans and REO Properties.

     Notice of any purchase option pursuant to Section 9.01, specifying the Distribution Date on which affected Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to such Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution. Any such notice shall specify
(a) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office therein designated, (b) the amount of such final distribution,
(c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of such Certificates at the office therein specified. The Trustee shall give such notice to each Rating Agency at the time such notice is given to the affected Certificateholders.

     Upon presentation and surrender of the affected Certificates, the Trustee shall cause to be distributed to such Certificateholders of each affected Class, in each case on the final Distribution Date in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Offered Certificates,
(A) first to the related Senior Certificates, and then to the Class M-1, Class M-2 and Class B Certificates (in the case of a surrender of the Group 1 and Group 2 Certificates) or the Class M-F-1, Class M-F-2 and Class B-F Certificates (in the case of a surrender of the Group 3 Certificates) sequentially, in that order, an amount equal to the Class Principal Balance thereof plus Current Interest and any Carryforward Interest and (B) to the extent of available funds (other than funds described in clause (ii) below) after the distributions in clause (i)(A) above, the amounts referred to and in the order described in Section 4.02(g) B. through I. or Section 4.02(h)


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B. through I., as applicable; (ii) as to the Class X Certificates, the amount due to the Class X Certificates, and as to the Class X-F Certificates, the amount due to the Class X-F Certificates, under this agreement not paid (but in no way exceeding the related amount in the Collection Account); (iii) as to the Class P-F Certificates, the aggregate amount, if any, of all Prepayment Premiums of the Mortgage Loans in Loan Group 3 which remain on deposit in the Collection Accounts and the Certificate Account; and (iv) as to the Class A-IO Certificates, the aggregate amount, if any, of all Prepayment Premiums of the Mortgage Loans in Loan Group 1 and Loan Group 2 which remain on deposit in the Collection Accounts and the Certificate Account.

     In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take reasonable and appropriate steps, or may appoint an agent to take reasonable and appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto and the Trustee shall be discharged from all further liability with respect to the Certificates and this Agreement.

     SECTION 9.03 Additional Termination Requirements.

     (a) In the event Olympus exercises a purchase option with respect to the Mortgage Loans as provided in Section 9.01, at such time as the related Mortgage Loans are so purchased and provided the unrelated Mortgage Loans have been previously purchased by Olympus pursuant to Section 9.01(a) or are no longer outstanding, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been provided with an Opinion of Counsel, at the expense of Olympus, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC as defined in Section 860E of the Code, or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (1) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.02, the Depositor shall prepare and the Trustee shall adopt a plan of complete liquidation within the meaning of Section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Trust Fund), meets the requirements of a qualified liquidation;

          (2) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Depositor for cash in accordance with Section 9.01; and

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          (3) On the date specified for final payment of the Certificates, the
     Trustee shall, after payment of any unreimbursed Advances, Servicing Advances, Servicing Fees or other fee compensation payable to the Servicer pursuant to this Agreement, make final distributions of principal and interest on the Certificates in accordance with Section
     4.02 and distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than the cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time.

     (b) The Trustee as agent for each REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Depositor, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Depositor.

     (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Depositor to prepare and the Trustee to adopt and sign a plan of complete liquidation.

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                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

     SECTION 10.01 Amendment.

     This Agreement may be amended from time to time by the Depositor, the Servicers, the Seller and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add to the duties of the Depositor, the Seller or the Servicers, (iv) in connection with the appointment of a successor Servicer, to modify, eliminate or add to any of the servicing provisions contained in this Agreement, providing the Rating Agencies confirm the then current rating of the Certificates giving effect to such amendment, (v) to add any other provisions with respect to matters or questions arising hereunder or (vi) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; and, provided, further, that any action pursuant to clauses (v) or (vi) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund, but shall be at the expense of the party proposing such amendment), adversely affect in any material respect the interests of any Certificateholder; provided, however, that no such Opinion of Counsel shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates (without regard to the FSA Policy). The Trustee, the Depositor, the Seller and the Servicers also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided, that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

     Notwithstanding the foregoing, FSA's written consent shall be required for any amendment that adversely affects in any respect the rights and interest hereunder of FSA or of the Class A-1, Class A-2, Class A-3 and Class A-F Certificateholders (without regard to the FSA Policy).

     This Agreement may also be amended from time to time by the Depositor, the Servicers, the Seller and the Trustee with the consent of the Holders of each Class of Certificates affected thereby evidencing 66% of the aggregate Class Principal Balance of such Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the

Holder of such Certificate, or (ii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, but shall be at the expense of the party requesting such amendment, to the effect that such amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

     It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that
(i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and
(ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01. The Trustee shall have no obligation to consent to any amendment that it reasonably believes will materially and adversely affect its rights or immunities under this Agreement.

     Notwithstanding anything in this Section 10.01 to the contrary, the rights and obligations of the Special Servicer contained in this Agreement (including, without limitation, as set forth in Section 3.03 hereof) may not be amended, modified or supplemented in any manner without the prior written consent of the Special Servicer.

     SECTION 10.02 Recordation of Agreement; Counterparts.

     This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor at its expense, but only upon direction by the Trustee (acting at the direction of holders of Certificates evidencing a majority of the aggregate Class Principal Balance) accompanied by an Opinion of Counsel (at the Depositor's expense) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 10.03 Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 10.04 Intention of Parties.

     It is the express intent of the parties hereto that the conveyance of the Trust Fund, including the Mortgage Loans, by the Depositor to the Trustee be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

     The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

     SECTION 10.05 Notices.

     The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

               (A) Any material change or amendment to this Agreement;

               (B) The occurrence of any Event of Default that has not been cured;

               (C) The resignation or termination of the Servicer or the Trustee and the appointment of any successor;

               (D) The repurchase or substitution of Mortgage Loans pursuant to Sections 2.02 and 2.03; and

               (E) The final payment to Certificateholders.

     In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

               (F) Each report to Certificateholders described in Section 4.05 and 3.21;

               (G) Each annual statement as to compliance described in Section 3.17;

               (H) Each annual independent public accountants' servicing report described in Section 3.18; and

               (I) Any notice of a purchase of a Mortgage Loan pursuant to
          Section 2.02, 2.03 or 3.11.

     All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, 11 Madison Avenue, 4th Floor, New York, New York 10010,
Attention: Helaine F. Hebble (with a copy to Credit Suisse First Boston Mortgage Acceptance Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: Office of the General Counsel), (b) in the case of the Trustee, at the Corporate Trust Office or such other address as the Trustee may hereafter furnish to the Depositor and the Servicer, (c) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency, (d) in the case of Ocwen, Ocwen Federal Bank FSB, 1675 Palm Beach Lakes Blvd., West Palm Beach, Florida 33401-2122, Attention: Secretary, (e) in the case of Fairbanks, if by regular mail: Fairbanks Capital Corp., P.O. Box 65250, Salt Lake City, Utah 84165-0250, and if by courier: Fairbanks Capital Corp., 3815 South West Temple, Salt Lake City, Utah 84165-0250, Attention: Greg Harmer and (f) in the case of Olympus, Olympus Servicing, L.P., 9600 Great Hills Trail, Suite 200-W Austin, Texas 78759, Attention: Jeff Neal. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

     SECTION 10.06 Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 10.07 Assignment.

     Notwithstanding anything to the contrary contained herein, except as provided in Sections 3.22, 6.02 and 6.04, this Agreement may not be assigned by a Servicer without the prior written consent of the Trustee and Depositor.

     SECTION 10.08 Limitation on Rights of Certificateholders.

     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 10.09 Certificates Nonassessable and Fully Paid.

     It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

     SECTION 10.10 Protection of Assets.

     (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this agreement, the trust created by this agreement is not authorized and has no power to:

          (i) borrow money or issue debt;

          (ii) merge with another entity, reorganize, liquidate or sell assets; or

          (iii) engage in any business or activities.

     (b) Each party to this agreement agrees that it will not file an involuntary bankruptcy petition against the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

     IN WITNESS WHEREOF, the Depositor, the Trustee, the Seller, the Servicers and the Special Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                            ACCEPTANCE CORP.,
                            as Depositor


                       By:       /s/ Brian L. Simons
                          ----------------------------------------------------
                          Name:  Brian L. Simons
                          Title: Vice President


                       U.S. BANK NATIONAL ASSOCIATION,
                            not in its individual capacity but solely as Trustee


                       By:       /s/ Sheryl Christopherson
                          ----------------------------------------------------
                          Name:  Sheryl Christopherson
                          Title: Vice President


                       DLJ MORTGAGE CAPITAL, INC.,
                            as Seller


                       By:       /s/ Peter J. Sack
                          ----------------------------------------------------
                          Name: Peter J. Sack
                          Title:   Vice President


                       OLYMPUS SERVICING, L.P.,
                            as a Servicer and as the Special Servicer


                       By:       /s/ Jeff Neal
                          ----------------------------------------------------
                          Name:  Jeff Neal
                          Title: President


                       OCWEN FEDERAL BANK FSB,
                            as a Servicer


                       By:       /s/ Richard Delgado
                          ----------------------------------------------------
                          Name:  Richard Delgado
                          Title: Vice President

                       FAIRBANKS CAPITAL CORP.,
                            as a Servicer


                       By:       /s/ Terrell W. Smith
                          ----------------------------------------------------
                          Name:  Terrell W. Smith
                          Title: Executive Vice President

STATE OF NEW YORK   )
                    )ss.:
COUNTY OF NEW YORK  )

     On the 25th day of February 2002, before me, personally appeared Brian L. Simons, known to me to be a Vice President of Credit Suisse First Boston Mortgage Acceptance Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                          /s/ Sheila Allen
                                        ---------------------------------------
                                        Notary Public


[NOTARIAL SEAL]

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )

     On the 25th day of February 2002, before me, personally appeared Peter J. Sack, known to me to be a Vice President of DLJ Mortgage Capital, Inc., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                           /s/ Sheila Allen
                                        ---------------------------------------
                                        Notary Public


[NOTARIAL SEAL]

STATE OF MINNESOTA   )
                     )ss.:
COUNTY OF RAMSEY     )

     On the 21st day of February 2002, before me, a Notary Public in and for said State, personally appeared Sheryl Christopherson known to me to be a Vice President of U.S. Bank National Association, the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             /s/ Susan Burdick
                                        ---------------------------------------
                                        Notary Public


[NOTARIAL SEAL]

STATE OF TEXAS    )
                  )ss.:
COUNTY OF TRAVIS  )

     On the 25th day of February 2002, before me, a Notary Public in and for said State, personally appeared Jeff Neal known to me to be a President of Olympus Servicing, L.P., the Delaware limited partnership that executed the within instrument and also known to me to be the person who executed it on behalf of said Delaware limited partnership, and acknowledged to me that such Delaware limited partnership executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                           /s/ Angela Malone
                                        ---------------------------------------
                                        Notary Public


[NOTARIAL SEAL]

STATE OF FLORIDA           )
                           )ss.:
COUNTY OF PALM BEACH       )

     On the 25th day of February 2002, before me, a Notary Public in and for said State, personally appeared Richard Delgado known to me to be a Vice President of Ocwen Federal Bank FSB, one of the parties that executed the within instrument and also known to me to be the person who executed it on behalf of said federally chartered savings bank, and acknowledged to me that such federally chartered savings bank executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                           /s/ Patricia A. Robertson
                                        ---------------------------------------
                                        Notary Public


[NOTARIAL SEAL]

STATE OF UTAH           )
                        )ss.:
COUNTY OF SALT LAKE     )

     On the 26th day of February 2002, before me, a Notary Public in and for said State, personally appeared Terrell W. Smith known to me to be an Executive Vice President of Fairbanks Capital Corp., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                           /s/ Sherrie L. Pehrson
                                        ---------------------------------------
                                        Notary Public


[NOTARIAL SEAL]

                                   EXHIBIT A

                       [FORM OF CLASS A-[o] CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                                :

Cut-off Date                                   :     February 1, 2002

First Distribution Date                        :     March 25, 2002

Initial Certificate Principal Balance
of this Certificate
("Denomination")                               :     $

Initial Certificate Principal Balances
of all Certificates
of this Class                                  :     $

CUSIP                                          :

Pass-Through Rate                              :

Maturity Date                                  :     August 25, 2032

             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                        CSFB ABS Trust Series 2002-HE4
           CSFB Mortgage Pass-Through Certificates, Series 2002-HE4
                                  Class A-[o]

        evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate and adjustable rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.


              Credit Suisse First Boston Mortgage Acceptance Corp., as
Depositor

              Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicers, the Trustee or the Special Servicer referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

              This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Acceptance Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, "Seller"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and as the special servicer (in such capacity, the "Special Servicer"), Ocwen Federal Bank FSB, as a servicer (in such capacity, a "Servicer"), Fairbanks Capital Corp., as a servicer (in such capacity, a "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

              This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February __, 2002.

                                         U.S. BANK NATIONAL ASSOCIATION,
                                           as Trustee


                                         By: ____________________________


CERTIFICATE OF AUTHENTICATION


 This is one of the Certificates referred to in the within-mentioned Agreement.


Date:  February __, 2002


                  U.S. BANK NATIONAL ASSOCIATION,
                    as Trustee


                  By: ___________________________
                      Authorized Signatory

             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                        CSFB ABS Trust Series 2002-HE4
           CSFB Mortgage Pass-Through Certificates, Series 2002-HE4
                                  Class A-[o]

              This Certificate is one of a duly authorized issue of Certificates designated as CSFB ABS Trust Series 2002-HE4, CSFB Mortgage Pass-Through Certificates, Series 2002-HE4, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

              The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

              This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

              Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Definitive Certificates, the last business day of the month preceding the Distribution Date and (2) with respect to all Certificates held in Book-Entry Form only, the Business Day immediately preceding the Distribution Date.

              Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

              The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

              The Depositor, the Servicers, the Special Servicer, FSA, the Seller, the Trustee, and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Special Servicer, FSA, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

              On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Loan Balance as of the Cut-off Date and the amount on deposit in the Prefunding Account on the Closing Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

              Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------
 Dated:


                                        --------------------------------------
                                        Signature by or on behalf of assignor





                           DISTRIBUTION INSTRUCTIONS

    The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________
______________________________________________________________________________,
for the account of ___________________________________________________________,
account number ______________, or, if mailed by check, to ____________________
______________________________________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed to ____________________________________
______________________________________________________________________________
______________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT B

                       [FORM OF CLASS M-[o] CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.                                :

Cut-off Date                                   :     February 1, 2002

First Distribution Date                        :     March 25, 2002

Initial Certificate Principal Balance
of this Certificate
("Denomination")                               :     $

Initial Certificate Principal Balances
of all Certificates
of this Class                                  :     $

CUSIP                                          :


Interest Rate                                  :


Maturity Date                                  :     August 25, 2032

             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                        CSFB ABS Trust Series 2002-HE4
           CSFB Mortgage Pass-Through Certificates, Series 2002-HE4
                                  Class M-[o]


       evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate and adjustable rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

              Credit Suisse First Boston Mortgage Acceptance Corp., as
Depositor

              Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicers, or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

              This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Acceptance Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, "Seller"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and as the special servicer (in such capacity, the "Special Servicer"), Ocwen Federal Bank FSB, as a servicer (in such capacity, a "Servicer"), Fairbanks Capital Corp., as a servicer (in such capacity, a "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

              This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February __, 2002.

                                             U.S. BANK NATIONAL ASSOCIATION,
                                               as Trustee


                                             By:
                                                 ---------------------------
                                                 Name:
                                                 Title:

CERTIFICATE OF AUTHENTICATION


 This is one of the Certificates referred to in the within-mentioned Agreement.


Date:  February __, 2002


                  U.S. BANK NATIONAL ASSOCIATION,
                    as Trustee


                  By: ___________________________
                      Authorized Signatory

             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                        CSFB ABS Trust Series 2002-HE4
           CSFB Mortgage Pass-Through Certificates, Series 2002-HE4
                                  Class M-[o]

              This Certificate is one of a duly authorized issue of Certificates designated as CSFB ABS Trust Series 2002-HE4, CSFB Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2002-HE4, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

              The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

              This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

              Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Definitive Certificates, the last business day of the month preceding the Distribution Date and (2) with respect to all Certificates held in Book-Entry Form only, the Business Day immediately preceding the Distribution Date.

              Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

              The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

              The Depositor, the Servicers, the Special Servicer, the Seller, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Special Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

              On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Loan Balance as of the Cut-off Date, and the amount on deposit in the Prefunding Account on the Closing Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

              Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-----------------------------------------------------------------------------
 Dated:


                                        -------------------------------------
                                        Signature by or on behalf of assignor


                           DISTRIBUTION INSTRUCTIONS

    The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________
______________________________________________________________________________,
for the account of ___________________________________________________________,
account number ______________, or, if mailed by check, to ____________________
______________________________________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed to ____________________________________
______________________________________________________________________________
______________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT C

                         [FORM OF CLASS B CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.                                :

Cut-off Date                                   :     February 1, 2002

First Distribution Date                        :     March 25, 2002

Initial Certificate Principal Balance
of this Certificate
("Denomination")                               :     $

Initial Certificate Principal Balances
of all Certificates
of this Class                                  :     $

CUSIP                                          :


Interest Rate                                  :


Maturity Date                                  :     August 25, 2032

             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                        CSFB ABS Trust Series 2002-HE4
           CSFB Mortgage Pass-Through Certificates, Series 2002-HE4
                                    Class B


       evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate and adjustable rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

              Credit Suisse First Boston Mortgage Acceptance Corp., as
Depositor

              Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicers, or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

              This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Acceptance Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, "Seller"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and as the special servicer (in such capacity, the "Special Servicer"), Ocwen Federal Bank FSB, as a servicer (in such capacity, a "Servicer"), Fairbanks Capital Corp., as a servicer (in such capacity, a "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or
(iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

              Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

              This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February __, 2002.

                                             U.S. BANK NATIONAL ASSOCIATION,
                                               as Trustee


                                             By:
                                                 --------------------------
                                                 Name:
                                                 Title:

CERTIFICATE OF AUTHENTICATION


 This is one of the Certificates referred to in the within-mentioned Agreement.


Date:  February __, 2002


                  U.S. BANK NATIONAL ASSOCIATION,
                    as Trustee


                  By: ___________________________
                      Authorized Signatory

             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                        CSFB ABS Trust Series 2002-HE4
           CSFB Mortgage Pass-Through Certificates, Series 2002-HE4
                                    Class B

              This Certificate is one of a duly authorized issue of Certificates designated as CSFB ABS Trust Series 2002-HE4, CSFB Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2002-HE4, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

              The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

              This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

              Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Definitive Certificates, the last business day of the month preceding the Distribution Date and (2) with respect to all Certificates held in Book-Entry Form only, the Business Day immediately preceding the Distribution Date.

              Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

              The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

              The Depositor, the Servicers, the Special Servicer, the Seller, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Special Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

              On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Loan Balance as of the Cut-off Date, and the amount on deposit in the Prefunding Account on the Closing Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

              Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT


      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s)
and transfer(s) unto
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------
 Dated:


                                        ---------------------------------------
                                        Signature by or on behalf of assignor




                           DISTRIBUTION INSTRUCTIONS


    The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________
______________________________________________________________________________,
for the account of ___________________________________________________________,
account number ______________, or, if mailed by check, to ____________________
______________________________________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed to ____________________________________
______________________________________________________________________________
______________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT D

                         [FORM OF CLASS R CERTIFICATE]

       SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO
SECTION 4975 OF THE CODE, OR, IF THE PURCHASER IS AN INSURANCE COMPANY, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                                :

Cut-off Date                                   :     February 1, 2002

First Distribution Date                        :     March 25, 2002

Initial Certificate Principal Balance
of this Certificate
("Denomination")                               :     $

Initial Certificate Principal Balances
of all Certificates
of this Class                                  :     $

CUSIP                                          :


Pass-Through Rate                              :


Maturity Date                                  :     August 25, 2032

             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                        CSFB ABS Trust Series 2002-HE4
           CSFB Mortgage Pass-Through Certificates, Series 2002-HE4
                                    Class R

       evidencing a percentage interest in the distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate and adjustable rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Acceptance Corp., as Depositor

              Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

              This certifies that CREDIT SUISSE FIRST BOSTON CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Acceptance Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, "Seller"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and as the special servicer (in such capacity, the "Special Servicer"), Ocwen Federal Bank FSB, as a servicer (in such capacity, a "Servicer"), Fairbanks Capital Corp., as a servicer (in such capacity, a "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

              No transfer of a Class R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the

Trustee or the Trust Fund, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of any such Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Class R Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Class R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

              Each Holder of this Class R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class R Certificate must be a Permitted Transferee,
(ii) no Ownership Interest in this Class R Certificate may be transferred without delivery to the Trustee of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class R Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class R Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class R Certificate must agree not to transfer an Ownership Interest in this Class R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

              Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

              This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February __, 2002.

                                           U.S. BANK NATIONAL ASSOCIATION
                                             as Trustee


                                           By:
                                               ------------------------------
                                               Name:
                                               Title:

CERTIFICATE OF AUTHENTICATION


                 This is one of the Certificates referred to in the within-mentioned Agreement.


Date:  February __, 2002


                  U.S. BANK NATIONAL ASSOCIATION,
                    as Trustee


                  By:
                      -------------------------------
                      Authorized Signatory

             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                        CSFB ABS Trust Series 2002-HE4
           CSFB Mortgage Pass-Through Certificates, Series 2002-HE4
                                    Class R

              This Certificate is one of a duly authorized issue of Certificates designated as CSFB ABS Trust Series 2002-HE4, CSFB Mortgage Pass-Through Certificates, Series 2002-HE4, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

              The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

              This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

              Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Definitive Certificates, the last business day of the month preceding the Distribution Date and (2) with respect to all Certificates held in Book-Entry Form only, the Business Day immediately preceding the Distribution Date.

              Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

              The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

              The Depositor, the Servicers, the Special Servicer, the Seller, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Special Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

              On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Loan Balance as of the Cut-off Date, and the amount on deposit in the Prefunding Account on the Closing Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

              Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT


      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------
 Dated:


                                        --------------------------------------
                                        Signature by or on behalf of assignor





                           DISTRIBUTION INSTRUCTIONS

    The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________
______________________________________________________________________________,
for the account of ___________________________________________________________,
account number ______________, or, if mailed by check, to ____________________
______________________________________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed to ____________________________________
______________________________________________________________________________
______________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT E

                         [FORM OF CLASS X CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO
SECTION 4975 OF THE CODE, OR, IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE PURCHASER IS AN INSURANCE COMPANY, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

Certificate No.                                :

Cut-off Date                                   :     February 1, 2002

First Distribution Date                        :     March 25, 2002

Percentage Interest                            :     100%

CUSIP                                          :

Maturity Date                                  :     August 25, 2032

             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                        CSFB ABS Trust Series 2002-HE4
           CSFB Mortgage Pass-Through Certificates, Series 2002-HE4
                                    Class X

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate and adjustable rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Acceptance Corp., as Depositor

              This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

              This certifies that CREDIT SUISSE FIRST BOSTON CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Acceptance Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, "Seller"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and as the special servicer (in such capacity, the "Special Servicer"), Ocwen Federal Bank FSB, as a servicer (in such capacity, a "Servicer"), Fairbanks Capital Corp., as a servicer (in such capacity, a "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the Certificate has been the subject of an ERISA-Qualifying Underwriting and the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

              No transfer of a Certificate of this Class shall be made unless such transfer is made purusant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the even tthat such a transfer is to be made within three years from the date of the initial issuance of Certificate pursuant hereto, there shall also be delivered (except in the case of a transfer purusant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securites laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Seller, the Servicers, the Special Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made inaccordance with such federal and state laws.

              Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

              This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February __, 2002.

                                            U.S. BANK NATIONAL ASSOCIATION,
                                              as Trustee


                                            By:  __________________________
                                                 Name:
                                                 Title

CERTIFICATE OF AUTHENTICATION


                This is one of the Certificates referred to in the within-mentioned Agreement.


Date:  February __, 2002


                  U.S. BANK NATIONAL ASSOCIATION,
                    as Trustee


                  By:
                      --------------------------
                      Authorized Signatory

             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                        CSFB ABS Trust Series 2002-HE4
           CSFB Mortgage Pass-Through Certificates, Series 2002-HE4
                                    Class X

              This Certificate is one of a duly authorized issue of Certificates designated as CSFB ABS Trust Series 2002-HE4, CSFB Mortgage Pass-Through Certificates, Series 2002-HE4, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

              The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

              This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

              Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Definitive Certificates, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to all Certificates in Book-Entry Form only, the Business Day immediately preceding the Distribution Date.

              Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

              The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

              The Depositor, the Servicers, the Special Servicer, the Seller, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Special Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

              On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Loan Balance as of the Cut-off Date, and the amount on deposit in the Prefunding Account on the Closing Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

              Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------
 Dated:


                                        --------------------------------------
                                        Signature by or on behalf of assignor





                           DISTRIBUTION INSTRUCTIONS

    The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________
______________________________________________________________________________,
for the account of ___________________________________________________________,
account number ______________, or, if mailed by check, to ____________________
______________________________________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed to ____________________________________
______________________________________________________________________________
______________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT F

                       [FORM OF CLASS A-IO CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                                :

Cut-off Date                                   :     February 1, 2002

First Distribution Date                        :     March 25, 2002

Initial Notional Amount of this
Certificate ("Denomination")                   :     $

Initial Class Notional Amount of
all Certificates of this Class                 :     $

Percentage Interest                            :     100%

CUSIP                                          :

Pass-Through Rate                              :

Maturity Date                                  :     August 25, 2032

             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                        CSFB ABS Trust Series 2002-HE4
           CSFB Mortgage Pass-Through Certificates, Series 2002-HE4
                                  Class A-IO

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate and adjustable rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Acceptance Corp., as Depositor

              This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

              This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Acceptance Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, "Seller"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and as the special servicer (in such capacity, the "Special Servicer"), Ocwen Federal Bank FSB, as a servicer (in such capacity, a "Servicer"), Fairbanks Capital Corp., as a servicer (in such capacity, a "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

              This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February __, 2002.

                                      U.S. BANK NATIONAL ASSOCIATION,
                                      as Trustee


                                      By: ___________________________
                                          Name:
                                          Title:


CERTIFICATE OF AUTHENTICATION


         This is one of the Certificates referred to in the within-mentioned Agreement.


Date:  February __, 2002


                  U.S. BANK NATIONAL ASSOCIATION,
                    as Trustee


                  By:
                      --------------------------
                      Authorized Signatory

             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                        CSFB ABS Trust Series 2002-HE4
           CSFB Mortgage Pass-Through Certificates, Series 2002-HE4
                                  Class A-IO

              This Certificate is one of a duly authorized issue of Certificates designated as CSFB ABS Trust Series 2002-HE4, CSFB Mortgage Pass-Through Certificates, Series 2002-HE4, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

              The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

              This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

              Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Definitive Certificates, the last business day of the month preceding the Distribution Date and (2) with respect to all Certificates held in Book-Entry Form only, the Business Day immediately preceding the Distribution Date.

              Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

              The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

              The Depositor, the Servicers, the Seller, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Seller, the Depositor, the Trustee, or any such agent shall be affected by any notice to the contrary.

              On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Loan Balance as of the Cut-off Date, and the amount on deposit in the Prefunding Account on the Closing Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

              Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------
 Dated:


                                        --------------------------------------
                                        Signature by or on behalf of assignor





                           DISTRIBUTION INSTRUCTIONS

    The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________
______________________________________________________________________________,
for the account of ___________________________________________________________,
account number ______________, or, if mailed by check, to ____________________
______________________________________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed to ____________________________________
______________________________________________________________________________
______________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT G

                  FORM OF INITIAL CERTIFICATION OF CUSTODIAN

                                    [date]

[Depositor]

[Servicers]

[Seller]

[Class A Certificate Insurer]

          Re: Pooling and Servicing Agreement among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, "Seller"), Ocwen Federal Bank FSB ("Ocwen") and Fairbanks Capital Corp. ("Fairbanks"), each as a servicer, Olympus Servicing, L.P., as a servicer and special servicer ("Olympus") and U.S. Bank National Association as trustee (the "Trustee") CSFB Mortgage Pass-Through Certificates, Series 2002- HE4
               ---------------------------------------------------------

Gentlemen:

              In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Custodian, hereby certifies that, as to each Mortgage Loan listed in each Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule), it has received:

              (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse"; and

              (ii) a duly executed Assignment of the Mortgage (which may be included in a blanket assignment or assignments).

              Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and relate to such Mortgage Loan.

              The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on either Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

              Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                         BANK ONE TRUST COMPANY, N.A.,,
                                             as Custodian

                                         By:  _______________________________
                                         Name:  _____________________________
                                         Title:  ____________________________

                                   EXHIBIT H

                   FORM OF FINAL CERTIFICATION OF CUSTODIAN

                                    [date]

[Depositor]

[Servicers]

[Seller]

[Class A Certificate Insurer]

          Re: Pooling and Servicing Agreement among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, "Seller"), Ocwen Federal Bank FSB ("Ocwen") and Fairbanks Capital Corp. ("Fairbanks"), each as a servicer, Olympus Servicing, L.P., as a servicer and special servicer ("Olympus") and U.S. Bank National Association as trustee (the "Trustee") CSFB Mortgage Pass-Through Certificates, Series 2002- HE4

Gentlemen:


              In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in each Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

              (i) the original Mortgage Note, endorsed in the form provided in Section 2.01(b) of the Pooling and Servicing Agreement, with all intervening endorsements, and including any riders to the Mortgage Note, showing a complete chain of endorsement from the originator to the last named endorsee;

              (ii) with respect to any Lost Mortgage Note, a lost note affidavit stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

              (iii) the original of any guarantee executed in connection with the Mortgage Note (if any);

              (iv) the original Mortgage with evidence of recording thereon, or copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a copy certified by or on behalf of the Seller indicating that such Mortgage has been delivered for recording;

              (v) the originals of all assumption, modification, consolidation or extension agreements (or, if an original of any of these documents has not been returned from the recording office, a copy thereof certified by or on behalf of the Seller, the original to be delivered to the Seller forthwith after return from such recording office), with evidence of recording thereon, if any;

              (vi) a duly executed assignment of the Mortgage in the form provided in Section 2.01(b) of the Pooling and Servicing Agreement; provided, however, that if the Depositor has certified or the Trustee otherwise knows that the related Mortgage has not been returned from the applicable recording office, a copy of the Assignment of the Mortgage (excluding information to be provided by the recording office);

              (vii) the original of any intervening recorded Assignments of Mortgage, showing a complete chain of assignment from origination to the related Seller, including warehousing assignments, with evidence of recording thereon (or, if an original intervening Assignment of Mortgage has not been returned from the recording office, a copy thereof certified by or on behalf of the Seller);

              (viii) the original or duplicate original lender's title insurance policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company (or, in appropriate jurisdictions, attorney's opinion of title and abstract of title); and

              (ix) the original primary mortgage insurance certificate, if any or copy of mortgage insurance certificate.

              Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii), (iii),
(iv), (vi), (ix) and (x) of the definition of the "Mortgage Loan Schedule" in
Article I of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

              The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on either Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

              Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                         BANK ONE TRUST COMPANY, N.A.,
                                             as Custodian

                                         By:  _____________________________
                                         Name:  ___________________________
                                         Title:  __________________________

                                   EXHIBIT I

                              TRANSFER AFFIDAVIT

             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

           CSFB Mortgage Pass-Through Certificates, Series 2002-HE4
                                Class [_______]

STATE OF                       )
                               ) ss.:
COUNTY OF                      )

              The undersigned, being first duly sworn, deposes and says as follows:

              1. The undersigned is an officer of ______________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, "Seller"), Ocwen Federal Bank FSB ("Ocwen"), Fairbanks Capital Corp. ("Fairbanks") and Olympus Servicing, L.P., as a servicer and special servicer ("Olympus", together with Ocwen and Fairbanks as the "Servicers") and U.S. Bank National Association as trustee (the "Trustee"). Capitalized terms used, but not defined herein or in
Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

              2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

              3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

              4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

              5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

              6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as EXHIBIT J to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

              7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

              8. The Transferee's taxpayer identification number is [_____________].

              9. The Transferee is a United States Person.

              10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

              11. In accordance with Revenue Procedure 2001-12, I.R.B. 2001-2,

              (a) the consideration paid to the Transferee for accepting the Class R Certificates is greater than the present value of the anticipated net federal income taxes and tax benefits ("Tax Liability Present Value") associated with owning such Certificates, with such present value computed suing a discount rate equal to the "applicable federal rate" prescribed by
Section 1274 of the Internal Revenue Code as of the date hereof (with all applicable computations done in accordance with Rev. Proc. 2001-12) or, to the extent it is not, if the Transferee has asserted that it regularly borrows, in the ordinary course of its trade or business, substantial funds from unrelated third parties at a lower interest rate than such applicable federal rate and the consideration paid to the Transferee is greater than the Tax Liability Present Value using such lower interest rate as the discount rate, the transactions with the unrelated third party lenders, the interest rate or rates, the date or dates of such transactions, and the maturity dates or, in the case of adjustable rate debt instruments, the relevant adjustment dates or periods, with respect to such borrowings, are accurately stated in Exhibit A to this letter; or

              (b) the Transferee (i) is an "eligible corporation" as defined in Section 860L(a)(2) of the Internal Revenue Code, as to which the income of Class R Certificates will only be subject to taxation in the United States,
(ii) has, and has had in each of its two preceding fiscal years, gross assets for financial reporting purposes (excluding any obligation of a person related to the transferee within the meaning of Section 860L of the Internal Revenue
Code) in excess of $100 million and net assets of $10 million, and (iii) hereby agrees only to transfer the Certificate to another corporation meeting the criteria set forth in this letter.

              12. (a) The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of or investing plan assets of such a plan; or

              (b) The transferee is an insurance company that is acquiring the Certificate with assets in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60), and the acquisition and holding of the ERISA-Restricted Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60.

              IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this __ day of _______, 20__ .




                                                   -------------------------
                                                   Print Name of Transferee

                                                   By:  ____________________
                                                        Name:
                                                        Title:

[Corporate Seal]

ATTEST:



--------------------------------------------
[Assistant] Secretary

              Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be the of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

              Subscribed and sworn before me this day __of _________, 20__.



                                            -----------------------------------
                                            NOTARY PUBLIC

                                            My Commission expires the __ day of
                                            _________, 20 .

                                   EXHIBIT 1
                                      to
                                   EXHIBIT I



Certain Definitions

         "Ownership Interest": As to any Residual Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

         "Permitted Transferee": Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the
Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any State thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224, and (vi) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

         "Person": Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

         "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

         "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

                                   EXHIBIT 2
                                      to
                                   EXHIBIT I



                       Section 5.02(c) of the Agreement

         (c) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. Except in connection with any transfer of a Private Certificate by the Depositor to any affiliate, in the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit J (the "Transferor Certificate") and (i) deliver a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or
(ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller, each Servicer and the Special Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee substantially in the form of Exhibit K or L, in the case of a Private Certificate, or Exhibit I, in the case of a Residual Certificate, to the effect that (a) such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement using the assets of any such plan or arrangement to effect such transfer or
(b) if the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, it is being purchased by an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60), and the acquisition and holding of the ERISA-Restricted Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60; or (ii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in a prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Servicers or the Special Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability. The transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate, by its acceptance of the Book-Entry Certificate, will be deemed to make the representation in clauses (a) or (b) above. In the event that a representation is violated, or any transfer to a plan or person acting on behalf of a plan or using a plan's assets is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition shall be void and of no effect.

         To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

                                   EXHIBIT J

                        FORM OF TRANSFEROR CERTIFICATE

__________, 200__

Credit Suisse First Boston Mortgage Acceptance Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Helaine Hebble

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101


              Re: Credit Suisse First Boston Mortgage Acceptance Corp., CSFB Mortgage Pass-Through Certificates,
                   Series 2002-HE4, Class [___]
                   ----------------------------------------------------

              In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                          Very truly yours,


                                          ---------------------------
                                          Print Name of Transferor

                                          By: ___________________________
                                               Authorized Officer

                                   EXHIBIT K

                   FORM OF INVESTMENT LETTER (NON-RULE 144A)

__________, 200__

Credit Suisse First Boston Mortgage Acceptance Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Helaine Hebble

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101


              Re: Credit Suisse First Boston Mortgage Acceptance Corp., CSFB Mortgage Pass-Through Certificates,
                   Series 2002-HE4, Class [___]
                   ----------------------------------------------------

Ladies and Gentlemen:

              In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement nor are we using the assets of any such plan or arrangement to effect such acquisition or (ii) provided the Certificate has been the subject of an ERISA Qualifying Underwriting, we are an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of
Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                                Very truly yours,


                                                ---------------------------
                                                Print Name of Transferee

                                                By: ___________________________
                                                    Authorized Officer

                                   EXHIBIT L

                           FORM OF RULE 144A LETTER

____________, 200__

Credit Suisse First Boston Mortgage Acceptance Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Helaine Hebble

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101


              Re: Credit Suisse First Boston Mortgage Acceptance Corp., CSFB Mortgage Pass-Through Certificates,
                   Series 2002-HE4, Class [___]
                   ----------------------------------------------------

Ladies and Gentlemen:

              In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition, or (ii) provided the Certificate has been the subject of an ERISA-Qualifying Underwriting, we are an insurance company which is purchasing the Certificates with funds contained in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and our purchase and holding of the Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act ("Rule 144A") and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance on Rule 144A, and (i) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

                                           Very truly yours,


                                           ---------------------------
                                           Print Name of Transferee

                                           By: ___________________________
                                               Authorized Officer

                             ANNEX 1 TO EXHIBIT L

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Transferees Other Than Registered Investment Companies]

              The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

              1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

              2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $__________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
         (b) has an audited net worth of at least $[o] as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $[o] as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ Broker-dealer. The Buyer is a dealer registered pursuant to
         Section 15 of the Securities Exchange Act of 1934.

         ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the



-------------------
1 Buyer must own and/or invest on a discretionary basis at lease $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

         insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

         ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

         ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

              3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

              4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

              5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

              6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the

Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                              -------------------------
                                              Print Name of Buyer


                                              By: _____________________
                                                  Name:
                                                  Title:


                                              Date: ___________________

                             ANNEX 2 TO EXHIBIT L

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                  [For Transferees That are Registered Investment Companies]

              The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

              1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

              2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $[o] in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause
(ii) in the preceding sentence applies, the securities may be valued at market.

         ___ The Buyer owned $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

              3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

              4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

              5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

              6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                         ---------------------------
                                         Print Name of Buyer or Adviser


                                         By: _____________________
                                             Name:
                                             Title:


                                         IF AN ADVISER:


                                         ---------------------------
                                         Print Name of Buyer


                                         Date: ___________________

                                   EXHIBIT M

                              REQUEST FOR RELEASE
                                 (for Trustee)

             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

           CSFB Mortgage Pass-Through Certificates, Series 2002-HE4
                                Class [_______]

Loan Information
----------------

         Name of Mortgagor:              ________________________________

         Servicer Loan No.:              ________________________________

Trustee
-------

         Name:                           ________________________________

         Address:                        ________________________________

         Trustee Mortgage File No.:     _________________________________


              The undersigned Servicers hereby acknowledge that they have received from [Bank One, National Association] [LaSalle Bank National Association] as Custodian for the Holders of CSFB Mortgage Pass-Through Certificates, of the above-referenced Series, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, "Seller"), Ocwen Federal Bank FSB ("Ocwen"), Fairbanks Capital Corp. ("Fairbanks") and Olympus Servicing, L.P., as a servicer and special servicer ("Olympus", and together with Ocwen and Fairbanks, the "Servicers") and U.S. Bank National Association as trustee (the "Trustee").

( ) Mortgage Note dated ________, ____, in the original principal sum of $_______, made by _________, payable to, or endorsed to the order of, the Trustee.

( ) Mortgage recorded on __________ as instrument no. _________ in the County Recorder's Office of the County of _________, State of _________ in book/reel/docket of official records at page/image ___________.

( ) Deed of Trust recorded on __________ as instrument no. __________ in the County Recorder's Office of the County of __________, State of _________ in book/reel/docket ______ of official records at page/image ______.

( )  Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
     ______as instrument no. ______ in the County Recorder's Office of the County of ______, State of ________ in book/reel/docket ____ of official records at page/image ____.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

     ( )

     ( )

     ( )

     ( )

     The undersigned Servicers hereby acknowledge and agree as follows:

          (1) Each Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) Each Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicers, if applicable, assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) Each Servicer shall return each and every Document previously requested from the Mortgage File to the Custodian when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of each Servicer shall at all times be earmarked for the account of the Custodian, and each Servicer shall keep the Documents and any proceeds separate and distinct from all other property in each Servicer's possession, custody or control.

                                                [Servicers]

                                                 By:  _________________

                                                 Its  _________________

                                                 By:  _________________

                                                 Its  _________________

Date: ___________, 2001

                                   EXHIBIT N

               OFFICER'S CERTIFICATE WITH RESPECT TO PREPAYMENTS

[Date]

Via Facsimile

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101
Attention: [__________________]

Re:  Pre-Payments

Dear Sir or Madam:

__________________ hereby certifies that he/she is an officer of the Servicer, holding the office set forth beneath his/her name and hereby further certifies as follows:

With respect to the Mortgage Loans, as the term is defined in the Pooling and Servicing Agreement, set forth in the attached schedule:

1.   A Principal Prepayment in full was received during the related Due Period;

2. Any Prepayment Premium due under the terms of the Mortgage Note with respect to such Principal Prepayment in full was received from the mortgagor and deposited in the Collection Account; ____ Yes ____ No

3. As to each Mortgage Loan so noted on the attached schedule, all or part of the Prepayment Premium required in connection with the Principal Prepayment in full was waived based upon (Circle one): (i) the Servicer's determination that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Premium, or (ii)(A) the enforceability thereof be limited (1) by bankruptcy insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law;

4. We certify that all amounts due in connection with the waiver of a Prepayment Premium inconsistent with number 3 above which are required to be deposited by the Servicer pursuant to Section [3.19] of the Pooling and Servicing Agreement, have been or will be so deposited.

By:    [Servicer]
    -----------------------------------------

(Name)
       --------------------------------------
Its: (Title)
            ---------------------------------

                                   EXHIBIT O

                            FORM OF SERVICER REPORT

The following information will be e-mailed to Trustee in accordance with
Section 4.04:

Servicer Loan Number
Trust Loan Number (if applicable)
Scheduled Net Interest
Scheduled Principal
Curtailment Applied
Curtailment Adjustment
Mortgage Rate
Servicing Fee
P&I Payment
Beginning Scheduled Balance
Ending Scheduled Balance
Ending Actual Principal Balance
Due Date
Prepayment in full Principal
Prepayment in full Net Interest
Prepayment in full Penalty
Delinquencies:
      1-29
      30-59
      60-89
      90 +
Foreclosures
Bankruptcies
REO Properties
Loss Amounts

                                   EXHIBIT P

                   Financial Security Assurance, Inc. Policy
                           (Available Upon Request)

                                   EXHIBIT Q

                     FORM OF SUBSEQUENT TRANSFER AGREEMENT

            THIS SUBSEQUENT TRANSFER AGREEMENT, dated as of [_____], 2002 (this "Subsequent Transfer Agreement"), among CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP., a Delaware corporation, as depositor (the "Depositor"), DLJ MORTGAGE CAPITAL, INC., a Delaware corporation, in its capacity as seller under the Pooling and Servicing Agreement referred to below (the "Seller"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee");

            WHEREAS, the parties hereto are also among the parties to the Pooling and Servicing Agreement, dated as of February 1, 2002, among the Depositor, DLJ Mortgage Capital, Inc., as seller, U.S. Bank National Association, as trustee, Olympus Servicing, L.P., as a servicer and special servicer, Ocwen Federal Bank FSB ("Ocwen") and Fairbanks Capital Corp. ("Fairbanks"), each as a servicer, (the "Pooling and Servicing Agreement"), in relation to the CSFB ABS Trust Series 2002-HE4, CSFB Mortgage Pass-Through Certificates, Series 2002-HE4;

            WHEREAS, Sections 2.01(d) of the Pooling and Servicing Agreement provides for the parties hereto to enter into this Subsequent Transfer Agreement in accordance with the terms and conditions of the Pooling and Servicing Agreement;

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

            (i) The "Subsequent Transfer Date" and "Subsequent Cut-off Date" with respect to this Subsequent Transfer Agreement shall be [_______________], 2001.

            (ii) The "Aggregate Subsequent Purchase Amount" with respect to this Subsequent Transfer Agreement shall be $[_____________], provided, however, that such amount shall not exceed the amount on deposit in the Prefunding Account.

            (iii) The Subsequent Mortgage Loans conveyed on the Subsequent
                  Transfer Date shall satisfy the pool characteristics for the Trust Fund identified in Section 2.01(d) of the Pooling and Servicing Agreement.

            (iv) In case any provision of this Subsequent Transfer Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby.

            (v) In the event of any conflict between the provisions of this Subsequent Transfer Agreement and the Pooling and Servicing Agreement, the provisions of the Pooling and Servicing Agreement shall prevail. Capitalized terms used herein and not otherwise defined have the meanings in the Pooling and Servicing Agreement.

            (vi) The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all right title and interest in the Subsequent Mortgage Loans identified in Schedule A, including all interest and principal due on or with respect to such Subsequent Mortgage Loans on or after the Subsequent Cut-off Date and all interest and principal payments on such Subsequent Mortgage Loans received prior to the Subsequent Cut-off Date in respect of installments of interest and principal due thereafter, but not including principal and interest due on such Subsequent Mortgage Loans prior to the Subsequent Cut-off Date, any insurance policies in respect of such Subsequent Mortgage Loans and all proceeds of any of the foregoing.

            (vii) This Subsequent Transfer Agreement shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York.

           (viii) The Subsequent Transfer Agreement may be executed in one or more counterparts, each of which so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties to this Subsequent Transfer Agreement have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                          CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.,
                               as Depositor



                          By:
                             --------------------------------------------------
                             Name:
                             Title:



                          DLJ Mortgage Capital, Inc.,
                              as Seller



                          By:
                             --------------------------------------------------
                             Name:
                             Title:



                          U.S. BANK NATIONAL ASSOCIATION,
                               not in its individual capacity, but solely as Trustee


                          By:
                             --------------------------------------------------
                             Name:
                             Title:

Acknowledged and Agreed:

OLYMPUS SERVICING, L.P.,
     as a Servicer and Special Servicer


By:_____________________________
   Name:
   Title:


OCWEN FEDERAL BANK FSB,
     as a Servicer


By:_____________________________
     Name:
     Title:


FAIRBANKS CAPITAL CORP.,
     as a Servicer


By:_____________________________
     Name:
     Title:

                                   EXHIBIT R

                             PERFORMANCE STANDARDS

                                    Table 1

                        Performance Standard Guidelines

           -----------------------------------------------------------------------------------------

                    Standards                                                     Termination
           -----------------------------------------------------------------------------------------

           1.       Right Party Contacts (First 15 days of
                    delinquency)
                                                                                      22.5%
                    Servicer will achieve an average daily Right Party Contact
                    Rate for the month against all accounts in their first 15
                    days of delinquency
           -----------------------------------------------------------------------------------------

           2. Right Party Contacts (After the 15th day of delinquency but not in foreclosure)

                    Servicer will achieve an average daily Right                     18.75%
                    Party Contact Rate for the month against all
                    accounts past the first 15 days of delinquency
                    but prior to foreclosure
           -----------------------------------------------------------------------------------------

           3        Promise to Pay

                    Servicer will achieve an average daily Promise                    22.5%
                    to Pay on a minimum percentage of all loans 1 -
                    89 days delinquent
           -----------------------------------------------------------------------------------------

           4 Roll Rate (1 to 29 days of delinquency - MBA method)

                    Servicer shall achieve a rolling three month
                    average percentage of loans, based on Unpaid
                    Principal Balance, that remain in the same                         55%
                    bucket or improve their delinquency status
                    (including loans that payoff or are otherwise
                    liquidated) from previous month-end to current
                    month-end
           -----------------------------------------------------------------------------------------

           5 Roll Rate (30 to 59 days of delinquency - MBA method)

                    Servicer shall achieve a rolling three month




                    Standards                                                     Termination
           -----------------------------------------------------------------------------------------

                    average percentage of loans, based on Unpaid
                    Principal Balance, that remain in the same                         50%
                    bucket or improve their delinquency status
                    (including loans that payoff or are otherwise
                    liquidated) from previous month-end to current
                    month-end
           -----------------------------------------------------------------------------------------

           6 Roll Rate (60 to 89 days of delinquency - MBA method)

                    Servicer shall achieve a rolling three month
                    average percentage of loans, based on Unpaid
                    Principal Balance, that remain in the same                         35%
                    bucket or improve their delinquency status
                    (including loans that payoff or are otherwise
                    liquidated) from previous month-end to current
                    month-end
           -----------------------------------------------------------------------------------------

           7        Abandonment Rate

                    Servicer will operate its customer service area
                    to achieve no more than a maximum abandonment                      20%
                    rate on customer calls
           -----------------------------------------------------------------------------------------
           8        REO Sales

                    Servicer will sell a minimum percentage of the
                    REO Sellable Portfolio on a monthly basis and
                    will obtain a Total Sales Price to Total                           10%
                    Reconciled Market Value of at least 95%
                    measured on a rolling three month average
           -----------------------------------------------------------------------------------------

           9        Servicer will obtain a minimum Pre-Foreclosure                     50%
                    Resolution Rate on a rolling three month average
           -----------------------------------------------------------------------------------------

           10       Servicer will meet a minimum Foreclosure
                    Timeline percentage on a rolling three month
                    average basis                                                     130%
           -----------------------------------------------------------------------------------------

Definitions for Performance Standards
-------------------------------------

Abandonment Rate The percentage of total incoming calls to the customer service area which are not directed to the automated telephony response system in which the customer terminates the call prior to connection with a customer service representative.

Attempt shall include, at a minimum, an actual dialing of an outbound call to the borrower's telephone number.

Average Call Pick-up Time The average number of seconds that a customer, other than those that select the automated telephony response system, are on hold prior to speaking to a customer service representative.

Collection Calls - First 15 days of Delinquency These calls are made for all mortgage loans that are past due and have broken a Promise to Pay between the first and 15th day of delinquency, except for loans that are screened out from such calls for reasons including, but not limited to: bankruptcies, interim payments in the first 30 days after transfer, loans for which borrowers have requested in writing that the Servicer not contact them and early indicator scoring exclusions. On initial contact for a second lien account, the Servicer shall obtain senior lien information for the mortgagor. The expectation is that the Servicer will make an Attempt every other business day.

Collection Calls - After the 15th Day of Delinquency but Not Yet in Foreclosure. These calls are made for all Mortgage Loans that are delinquent and have broken a Promise to Pay after the 15th day of delinquency, except for loans that are screened out from such calls for reasons including, but not limited to: bankruptcies, loans in foreclosure, loans for which borrowers have requested in writing that the Servicer not contact them and early indicator scoring exclusions. As applicable, the expectation is that the Servicer will make two Attempts each business day.

Foreclosure Timelines For Mortgage Loans from a Fairbanks' initiated foreclosure, Servicer will, subject to clause (ii) below, meet or improve upon the foreclosure timelines. The Servicer will use the most recently published Freddie Mac foreclosure timelines as may be amended from time to time. The Servicer will not be penalized with a reduction in fees for unavoidable delays such as bankruptcy, missing documents, workouts authorized by the residual holder, contested actions, service of process delays, sheriff sale scheduling delays, court delays in entering judgment or scheduling hearings, and other circumstances agreed to by the residual holder, provided that the Servicer (i) has documented its system accordingly and (ii) upon request by the residual holder, provide a report of such conditions, such report detailing corrective actions taken, the date of such actions and the expected resolution date, and demonstrating diligent time management to resolve such issues.

Foreclosure Timeline Percentage For all Mortgage Loans with a completed Fairbanks' initiated foreclosure sale during the preceding month, the average across all such loans of the ratio of the number of days to foreclosure from the date of the foreclosure initiation divided by the applicable FHLMC standard in the relevant state.

Pre-Foreclosure Resolution shall mean any of the following:

            - Reinstatement - means any defaulted mortgage loan for which the borrower brings the Mortgage Loan back to a status no more than 60 days delinquent through a lump sum payment or otherwise consistent with the terms of the Pooling and Servicing Agreement.

            - Full payoff - means any defaulted mortgage loan which is paid in full as defined in the Pooling and Servicing Agreement.

            - Cash for keys - means a defaulted mortgage loan for which the mortgagor surrenders the property in exchange for a cash sum to enable foreclosure on a property with imperfect title.

            - Shortfall payoff - means a defaulted mortgage loan for which a final payment in an amount less than the indebtedness owed under the applicable mortgage note is made consistent with the terms of the Pooling and Servicing Agreement and such payment is received by the Servicer in full satisfaction of such indebtedness.

            - Deed-in-Lieu of Foreclosure - means a defaulted mortgage loan for which title to the mortgaged property is taken by the Servicer through deed in lieu of foreclosure and the resulting REO Property is to be liquidated consistent with the terms of the Pooling and Servicing Agreement.

            - Modification/Deferral (subject to REMIC restrictions) - means a defaulted mortgage loan which is modified in a manner consistent with the Pooling and Servicing Agreement and for which the borrower has made three consecutive payments consistent with the terms of such mortgage loan as so modified.

            - Forbearance Plan - means a defaulted mortgage loan for which a borrower has made three consecutive payments in accordance with a forbearance plan entered into by the borrower.

            - Take-out at Foreclosure Sale - means the mortgaged property related to a defaulted mortgage loan that is purchased at a foreclosure sale by a party other than the Servicer in a manner consistent with the Pooling and Servicing Agreement.

Pre-Foreclosure Resolution Rate is calculated as the percentage of the loans (by number) that are at least 90 days past due at the beginning of a month on which a Pre-Foreclosure Resolution is achieved during the month divided by the sum of such resolved loans and the number of loans that go to REO during the month.

Promise to Pay is an agreement with the Obligor to make at least one full payment within thirty days.

Reconciled Market Value ("RMV") is the targeted sales price of a REO property. RMV is established following an analysis by the Servicer's in-house appraisers of competing marketing plans and other market conditions. This analysis will include a review of the interior Broker Price Opinions (BPOs) received from the listing agent and an outside third party real-estate agent. This set value never changes throughout the servicing of the REO asset and will be reflected in all reporting.

REO Sellable Portfolio is the entire REO portfolio less any REO in eviction, redemption under contract or other situations in which Servicer cannot pass marketable title.

Right Party Contact Rate means a person-to-person contact with an obligor (a signer of the Mortgage Note), or, where applicable, the obligor's legal guardian or attorney-in-fact with respect to the loan, or other third party as appointed by the mortgagor.

Roll Rate is calculated as a three month rolling average percentage of loans, based on Unpaid Principal Balance, that remain in the same bucket or improve their delinquency status (including loans that payoff or are otherwise liquidated) from previous month-end to current month-end.

Total Reconciled Market Value is the sum of all the RMVs on all the REO closings in the month.


Total Sales Price is the sum of the sales price of all REO closings in the month, less any Sellers' closing concessions in which the sales price was inflated to reflect the concession amount.

                                RAMP-UP PERIODS



-------------------------------------------- ---------------------- ----------------------
           Performance Standard              Applies First 90 Days  Applies After 90 Days
-------------------------------------------- ---------------------- ----------------------
Welcome Call Attempts                                 Yes                    N/A
-------------------------------------------- ---------------------- ----------------------
1 - 18 Day Call Attempts                              Yes                    Yes
-------------------------------------------- ---------------------- ----------------------
1 - 18 Day Right Party Hits                           No                     Yes
-------------------------------------------- ---------------------- ----------------------
18+ Day Call Attempts                                 Yes                    Yes
-------------------------------------------- ---------------------- ----------------------
18+ Day Right Party Hits                              No                     Yes
-------------------------------------------- ---------------------- ----------------------
Written Correspondence (All)                          Yes                    Yes
-------------------------------------------- ---------------------- ----------------------
Pre-foreclosure Resolution                            Yes                    Yes
-------------------------------------------- ---------------------- ----------------------
Foreclosure Timeline                                  Yes                    Yes
-------------------------------------------- ---------------------- ----------------------
REO Liquidation Rate                                  Yes                    Yes
-------------------------------------------- ---------------------- ----------------------
REO Proceeds                                          Yes                    Yes
-------------------------------------------- ---------------------- ----------------------

                                  SCHEDULE I

                            Mortgage Loan Schedule
                            (Provided Upon Request)

                                 SCHEDULE IIA

     Representations and Warranties of Seller - DLJ Mortgage Capital, Inc.

            (i) the Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

            (ii) the Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

            (iii) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (iv) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

            (v) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Trustee, the Servicers and the Depositor, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

            (vi) to the knowledge of the Seller, there are no actions, litigation, suits or proceedings pending or threatened against the Seller before or by any court, administrative agency, arbitrator or governmental body
(i) with respect to any of the transactions contemplated by this Agreement or
(ii) with respect to any other matter which in the judgment of the Seller if determined adversely to the Seller would reasonably be expected to materially and adversely affect the Seller's ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

                                 SCHEDULE IIB

                Representations and Warranties of Servicer and
                  Special Servicer- Olympus Servicing, L.P.

            (i) Olympus Servicing, L.P. ("Olympus") is a limited partnership duly organized, validly existing and in good standing under the laws of the state of its formation;

            (ii) Olympus has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

            (iii) the execution and delivery by Olympus of this Agreement have been duly authorized by all necessary corporate action on the part of Olympus; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Olympus or its properties or the certificate of incorporation or bylaws of Olympus, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on Olympus's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (iv) this Agreement has been duly executed and delivered by Olympus and, assuming due authorization, execution and delivery by the Trustee, the Seller and the Depositor, constitutes a valid and binding obligation of Olympus enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

            (v) to the knowledge of Olympus, there are no actions, litigation, suits or proceedings pending or threatened against Olympus before or by any court, administrative agency, arbitrator or governmental body (a) with respect to any of the transactions contemplated by this Agreement or (b) with respect to any other matter which in the judgment of Olympus if determined adversely to Olympus would reasonably be expected to materially and adversely affect Olympus's ability to perform its obligations under this Agreement, other than as Olympus has previously advised Seller; and Olympus is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

                                 SCHEDULE IIC

      Representations and Warranties of Servicer - Ocwen Federal Bank FSB

      (i) Ocwen Federal Bank FSB ("Ocwen") is a federally chartered savings bank duly organized, validly existing and in good standing under the laws of the United States;

      (ii) Ocwen has full power to own its properties, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

      (iii) the execution and delivery by Ocwen of this Agreement have been duly authorized by all necessary action on the part of Ocwen; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Ocwen or its properties or the charter or bylaws of Ocwen, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on Ocwen's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

      (iv) this Agreement has been duly executed and delivered by Ocwen and, assuming due authorization, execution and delivery by the Trustee, the Seller and the Depositor, constitutes a valid and binding obligation of Ocwen enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

      (v) to the knowledge of Ocwen, there are no actions, litigation, suits or proceedings pending or threatened against Ocwen before or by any court, administrative agency, arbitrator or governmental body (a) with respect to any of the transactions contemplated by this Agreement or (b) with respect to any other matter which in the judgment of Ocwen if determined adversely to Ocwen would reasonably be expected to materially and adversely affect Ocwen's ability to perform its obligations under this Agreement, other than as Ocwen has previously advised Seller; and Ocwen is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

                                 SCHEDULE IID

     Representations and Warranties of Servicer - Fairbanks Capital Corp.

            (i) Fairbanks Capital Corp. ("Fairbanks") is a corporation duly organized, validly existing and in good standing under the laws of the state of its formation;

            (ii) Fairbanks has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

            (iii) the execution and delivery by Fairbanks of this Agreement have been duly authorized by all necessary corporate action on the part of Fairbanks; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Fairbanks or its properties or the certificate of incorporation or bylaws of Fairbanks, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on Fairbanks's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (iv) this Agreement has been duly executed and delivered by Fairbanks and, assuming due authorization, execution and delivery by the Trustee, the Seller and the Depositor, constitutes a valid and binding obligation of Fairbanks enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

            (v) to the knowledge of Fairbanks, there are no actions, litigation, suits or proceedings pending or threatened against Fairbanks before or by any court, administrative agency, arbitrator or governmental body
(a) with respect to any of the transactions contemplated by this Agreement or
(b) with respect to any other matter which in the judgment of Fairbanks if determined adversely to Fairbanks would reasonably be expected to materially and adversely affect Fairbanks's ability to perform its obligations under this Agreement, other than as Fairbanks has previously advised Seller; and Fairbanks is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

                                 SCHEDULE III

                Representations and Warranties - Mortgage Loans


            DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule III to the Depositor and the Trustee, as of the Closing Date, or the date specified herein, with respect to the Mortgage Loans identified on Schedule I hereto.

            (i) The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note. Immediately prior to the transfer and assignment to the Depositor on the Closing Date or the Subsequent Transfer Date, as applicable, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and following the sale of the Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.

            (ii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Insurance Policy and title insurance policy, to the extent required by the related policies.

            (iv) The Mortgage Loan complies with all the terms, conditions and requirements of the originator's underwriting standards in effect at the time of origination of such Mortgage Loan.

            (v) The information set forth in the Mortgage Loan Schedule, attached to the Agreement as Schedule I, is complete, true and correct in all material respects as of the Cut-off Date.

            (vi) The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property and, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at anytime with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien, as applicable, of the Mortgage subject only to
(1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Depositor.

            (vii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage.

            (viii) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable.

            (ix) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (x) The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property.

            (xi) All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the

Mortgaged Property except those which are insured against by a title insurance policy and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances.

            (xii) Seller has delivered or caused to be delivered to the Trustee or the Custodian on behalf of the Trustee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by the Seller (or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copy(ies) of the originals) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same.

            (xiii) The Mortgage File contains each of the documents specified in Section 2.01(b) of the Agreement.

            (xiv) As of the Closing Date, each Mortgage Loan shall be serviced in all material respects in accordance with the terms of the Agreement.

            (xv) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If at the time of origination, the Mortgage Loan was required to have flood insurance coverage in accordance with the Flood Disaster Protection Act of 1973, as amended, such Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in this Agreement. Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (xvi) With respect to a Mortgage Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note.

            (xvii) As of the Cut-off Date, no Mortgage Loan is (a) a non-performing loan (i.e., a mortgage loan that is more than 90 days delinquent); (b) a re-performing loan (i.e. a mortgage loan that was more than 90 days delinquent within the twelve-month period preceding the Cut-off Date but is contractually current); or (c) a sub-performing loan (i.e. a mortgage loan


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that is at least 30 days delinquent but subject to a payment plan or agreement pursuant to which the Mortgagor is contractually current).

            (xix) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles.

            (xx) To the knowledge of the Seller, (i) no mortgage loan in the mortgage pool or in either of the loan groups contemplated under the terms of this Agreement was subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law, (ii) no proceeds from any mortgage loan in the mortgage pool or in either of the loan groups contemplated under the terms of this Agreement were used to finance single-premium credit insurance policies, and (iii) no mortgage loan in the mortgage pool or in either of the loan groups contemplated under the terms of this Agreement will impose a prepayment premium for a term in excess of five years.